As filed with the Securities and Exchange Commission on April 29, 2026

Registration No. 333-171650
811-02091

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Post-Effective Amendment No. 22
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 345
(Check appropriate box or boxes)

Principal Life Insurance Company Separate Account B
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(Exact Name of Registered Separate Account )

Principal Life Insurance Company
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(Name of Insurance Company )

The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392
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(Address of Insurance Company's Principal Executive Offices) (Zip Code)

(515) 246-5688
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Insurance Company's Telephone Number, including Area Code

Kate F. Stecklein
Principal Life Insurance Company
Principal Financial Group
711 High Street, Des Moines, Iowa 50392
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(Name and Address of Agent for Service)

Title of Securities Being Registered: Principal® Lifetime Income Solutions Variable Annuity

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this registration statement.
It is proposed that this filing will become effective (check appropriate box):
_____ immediately upon filing pursuant to paragraph (b) of Rule 485
_XX _ on May 1, 2026 pursuant to paragraph (b) of Rule 485
_____ 60 days after filing pursuant to paragraph (a)(1) of Rule 485
_____ on (date) pursuant to paragraph (a)(1) of Rule 485 under the Securities Act of 1933 ("Securities Act")
If appropriate, check the following box:
_____    This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
Check each box that appropriately characterizes the Registrant.
_____ New Registrant (as applicable, a Registered Separate Account or Insurance Company that has not filed a Securities Act registration statement or amendment thereto within (3) three years preceding this filing).
_____ Emerging Growth Company (as defined by Rule 12b-2 under the Securities and Exchange Act of 1934 ("Exchange Act")).
_____ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act.
_____ Insurance Company relying on Rule 12h-7 under the Exchange Act.
_____ Smaller reporting company (as defined by Rule 12b-2 under the Exchange Act.

PRINCIPAL® LIFETIME INCOME SOLUTIONS
VARIABLE ANNUITY

Prospectus dated May 1, 2026
This prospectus describes Principal® Lifetime Income Solutions Variable Annuity, an individual, flexible premium, deferred variable annuity (the “Contract”), issued by Principal Life Insurance Company (“the Company”, “we”, “our” or “us”) through Principal Life Insurance Company Separate Account B (“Separate Account”). The Company no longer offers or issues this product. This prospectus is only for the use of the current owners of the product.
This prospectus provides information about the Contract and the Separate Account that you, as owner, should know before investing. The prospectus should be read and retained for future reference. Additional information about the Contract and the Separate Account is included in the Statement of Additional Information (“SAI”), dated May 1, 2026, which has been filed with the Securities and Exchange Commission (the “SEC”) and is considered a part of this prospectus. You may obtain a free copy of the SAI and all additional information by writing or calling: Principal® Lifetime Income Solutions Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450. You can also visit the SEC’s website at https://www.sec.gov, and other information about registrants that filed electronically with the SEC.
These securities have not been approved or disapproved by the SEC or any state securities commission nor has the SEC or any state securities commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Additional information about certain investment products, including variable annuities, has been prepared by the SEC's staff and is available at https://www.investor.gov.
You generally may allocate your investment in the Contract to the Fixed Account and the variable investment options referred to as the Separate Account divisions. The Fixed Account is a part of our General Account. Each division of the Separate Account invests in shares of a corresponding mutual fund (the “underlying mutual funds”). A list of the investment options available under the Contract is shown in Appendix A to this prospectus.
The Contract is a complex investment and involves risks, including potential loss of principal and accumulated earnings. Your accumulated value will vary according to the investment performance of the investment options you select. We do not guarantee the investment performance of the underlying mutual funds. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Full and partial surrenders could result in surrender charges, taxes, and tax penalties.
For any administrative questions, you may contact us by writing or calling: Principal® Lifetime Income Solutions Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382, Telephone: 1-800-852-4450.
This prospectus describes all material features of the Contract and any material differences due to state variations.
The availability of investment options, Contract benefits, or other Contract features described in this prospectus may vary depending on your financial professional or your financial professional's firm. See 8. GENERAL DESCRIPTION OF THE CONTRACT - Financial Intermediary Variations.
Our obligations under the Contract are subject to our financial strength and claims-paying ability.
An investment in the Contract is not a deposit or obligation of any bank and is not insured or guaranteed by any bank, the Federal Deposit Insurance Corporation or any other government agency.
No person is authorized to give any information or to make any representation in connection with this Contract other than those contained in this prospectus.

1.GLOSSARY
The terms defined below are used throughout this Prospectus.
Accumulated Value (Contract Accumulated Value) - the sum of the values in the Fixed Account and the Separate Account divisions.
Anniversary(ies) - the same date and month of each year following the contract date.
Annuitant - the person, including any joint annuitant, on whose life the annuity benefit payment is based. This person may or may not be the owner.
Annuitization - application of a portion or all of the accumulated value to an annuity benefit payment option to make income payments.
Annuitization Date - the date all of the owner’s accumulated value is applied to an annuity benefit payment option.
Automatic Portfolio Rebalancing (APR) - the transfer of money among your Separate Account divisions on a set schedule to maintain a specified percentage in each Separate Account division.
Cash Surrender Value (Surrender Value) - the accumulated value minus any applicable surrender charges and fee(s) (contract fee and/or prorated share of the charge(s) for optional rider(s)).
Contract Date - the date that the Contract is issued and which is used to determine contract years.
Contract Year - the one-year period beginning on the contract date and ending one day before the contract anniversary and any subsequent one-year period beginning on a contract anniversary (for example, if the contract date is June 5, 2013, the first contract year ends on June 4, 2014, and the first contract anniversary falls on June 5, 2014).
Data Page - that portion of the Contract that contains the following: owner and annuitant data (names, gender, annuitant age); the contract date; maximum annuitization date; Contract charges and limits; benefits; and a summary of any optional benefits selected by the Contract owner.
Division(s) - refer to the term “Separate Account division” in this Glossary.
Fixed Account - an account that uses a guaranteed interest rate to calculate interest earned.
Fixed Account Value - the amount invested in the Fixed Account (plus interest earned and less any surrenders and/or transfers).
General Account – assets of the Company other than those allocated to any of our Separate Accounts.
Good Order - an instruction or request is in good order when it is received in our home office, or other place we may specify, and has such clarity and completeness that we do not have to exercise any discretion to carry out the instruction or request. We may require that the instruction or request be given in a certain form.
Home Office - Company’s corporate headquarters located at Principal Financial Group, 711 High Street Des Moines, Iowa 50392-1770.
Investment Options - the Fixed Account and Separate Account divisions.
Joint Annuitant - an annuitant whose life determines the annuity benefit under this Contract. Any reference to the death of the annuitant means the death of the first annuitant to die.
Joint Owner - an owner who has an undivided interest with the right of survivorship in this Contract with another owner. Any reference to the death of the owner means the death of the first owner to die.
Non-Qualified Contract - a Contract that does not qualify for favorable tax treatment as a Qualified Plan, Individual Retirement Annuity, Roth IRA, SEP IRA, Simple-IRA or Tax Sheltered Annuity.

Notice - communication received by us, at the home office, either in writing or in another form approved by us in advance.
Your notices may be mailed to us at:
Principal Life Insurance Company
P O Box 9382
Des Moines, Iowa 50306-9382
Owner - the person, including joint owner, who owns all the rights and privileges of this Contract.
Premium Payments - the gross amount you contributed to the Contract.
Qualified Plan(s) - retirement plans that receive favorable tax treatment under Section 401 or 403(a) of the Internal Revenue Code.
Required Minimum Distribution (“RMD”) Amount - the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions.
Separate Account Division (Division(s)) - a part of the Separate Account that invests in shares of an underlying mutual fund. (Referred to in the marketing materials as “sub-accounts.”)
Separate Account Division Value - the sum of all divisions’ values; each division’s value is determined by multiplying the number of units in that division by the unit value of that division.
Surrender - the withdrawal of all or part of the accumulated value of your Contract.
Surrender Charge - the charge deducted upon certain partial surrenders or total surrender of the Contract before the annuitization date.
Transfer - moving all or a portion of your accumulated value to or from one investment option or among several investment options. All transfers initiated during the same valuation period are considered to be one transfer for purposes of calculating the transaction fee, if any.
Underlying Mutual Fund - a registered open-end investment company, or a series or portfolio thereof, in which a division invests.
Unit - the accounting measure used to determine your proportionate interest in a division.
Unit Value - a measure used to determine the value of an investment in a division.
Valuation Date (Valuation Days) - each day the New York Stock Exchange (“NYSE”) is open for trading and trading is not restricted.
Valuation Period - the period of time from one determination of the value of a unit of a division to the next. Each valuation period begins at the close of normal trading on the NYSE, generally 4:00 p.m. Eastern Time, on each valuation date and ends at the close of normal trading of the NYSE on the next valuation date.
We, Our, Us - Principal Life Insurance Company. We are also referred to throughout this prospectus as the Company.
You, Your - the owner of this Contract, including any joint owner.
2.    OVERVIEW OF THE CONTRACT
Purpose
The purpose of this Contract is to help you accumulate assets through allocation to underlying mutual fund investments and assist you with your long-term retirement planning or other long-term financial needs. Through withdrawals under the GMWB rider or payments under the annuitization feature, the Contract can supplement your retirement income by providing a stream of periodic payments. The Contract also offers death benefits to protect your designated beneficiaries.
This Contract may be appropriate for you if you:

•Have a long term investment horizon or want to protect against the risk of you or your spouse outliving your income.
•Want to benefit from potential annual increases in your rider value that match the growth of your Contract accumulated value.
Phases of Contract
Your Contract has two periods - an accumulation period and an annuitization period.
Accumulation Period
To help you accumulate assets during the accumulation period, you can allocate your premium payments and accumulated value to the investment options available under the Contract, including:

•	Variable investment options. Each investment option invests in an underlying mutual fund, each of which has its own investment strategies, investment adviser(s), expense ratios, and returns.

•	Fixed Account. Allows you to earn interest on amounts remaining in the Fixed Account.
Additional information about the investment options is provided in APPENDIX A: INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
Annuitization Period
You can elect to annuitize your Contract and convert your accumulated value into a fixed stream of income payments. You also have the right to partially annuitize a portion of your accumulated value. You may select when you want the payments to begin.
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized. All benefits under this Contract (including the death benefit feature and the GMWB rider) terminate when you annuitize your entire accumulated value and you will be unable to make withdrawals from the Contract.
See 9. ANNUITY PERIOD.
Contract Features
This Contract is designed to accumulate value and to provide retirement income that you cannot outlive or that continues for a specified period of time. The Contract’s primary features include: withdrawal benefits, including through a GMWB rider, which allows you to receive scheduled withdrawal payments during the life of the Contract; a death benefit (without surrender charges); the ability to annuitize the Contract, which provides a fixed stream of income payments; and a waiver of surrender charge rider.
Guaranteed Minimum Withdrawal Benefit
When your Contract is issued, it will include a Guaranteed Minimum Withdrawal Benefit (“GMWB”). A GMWB rider is designed to help protect you against the risk of a decrease in the Contract’s accumulated value due to market declines. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. There are ongoing charges for the GMWB rider.
See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Death Benefit
The GMWB Death Benefit is automatically included with your Contract and continues to be included while the GMWB rider is in effect. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit. The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the applicable death benefit amount.
If the owner dies before the annuitization date, a death benefit is payable. The death benefit may be paid as either a single payment or under an annuity benefit payment option.
Withdrawals could significantly reduce the death benefit.
For additional details on death benefits under this Contract, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT and 9. ANNUITY PERIOD.

Tax Treatment
Your premium payments accumulate on a tax-deferred basis. Your earnings are not taxed until money is taken out of the Contract, such as when: you make a withdrawal; you receive an income payment; or a death benefit is paid.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no additional charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Optional Benefits and Loans
This Contract does not include any optional benefits and loans are not available under the Contract.

3.     KEY INFORMATION

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

	FEES, EXPENSES AND ADJUSTMENTS			LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes. If you withdraw money from your Contract within 7 contract years following your last premium payment, you will be assessed a surrender charge. The maximum surrender charge is 6% . For example, if you make an early withdrawal from the Fixed Account within 7 contract years of making a purchase payment , you could pay a surrender charge of up to $6,000 on a $100,000 investment. Losses due to surrender charges will be greater if there are also taxes and tax penalties.
				4. FEE TABLE 7. CHARGES – Deferred Sales Load (“Surrender Charge”)
Are There Transaction Charges?
Yes. In addition to surrender charges, you may also be charged for other transactions, such as when you exceed more than 12 unscheduled partial surrenders in a contract year or you make more than one unscheduled transfer in a contract year.
				4. FEE TABLE 7. CHARGES – Transaction Fees
Are There Ongoing Fees and Expenses?
Yes. The following part of the table describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your data page for information about the specific fees you will pay each year based on the options you have selected.

	ANNUAL FEE	MINIMUM	MAXIMUM	LOCATION IN PROSPECTUS
	1. Base contract[1]	1.40%	1.40%	7. CHARGES
	2. Underlying mutual fund fees and expenses[2]	0.48%	0.53%	APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT
	3. Guaranteed Minimum Withdrawal Benefit (“GMWB”).[3] For applications signed on or after August 1, 2015 [4]	1.05%	1.05%	7. CHARGES – GMWB Charges for Rider Benefits

[1]
This fee reflects the Mortality and Expense Risks Charge, Administration Charge and an amount attributable to the annual fee for administrative expenses.. We assess each division with a daily charge. The annual rate of the charge is the percentage of the average daily net assets of the Separate Account divisions.

[2]	As a percentage of the average net underlying mutual fund assets.

[3]
As part of your purchase, you were required to have the GMWB rider. To help you understand the cost of owning your Contract, the table above shows the lowest and highest current charges you could pay each year. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

[4]
For applications signed on or after August 1, 2013 but before August 1, 2015, the minimum and maximum current charge for the rider is 0.95%. For applications signed before August 1, 2013, the minimum and maximum current charge is 0.73%.

Lowest and Highest Annual Cost Table
 Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, this table shows the lowest and highest cost you could pay each year based on the current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add surrender charges that substantially increase costs.

LOWEST ANNUAL COST $2,482.75	HIGHEST ANNUAL COST $2,519.79
Assumes:	Assumes:

●  Investment of $100,000

●  5% annual appreciation

●  Least expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No optional benefits

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

●  Investment of $100,000

●  5% annual appreciation

●  Most expensive Base Contract charge, underlying mutual fund fees and expenses, and GMWB charge

●  No sales charges

●  No additional purchase payments, transfers or withdrawals

	RISKS	LOCATION IN PROSPECTUS
Is There a Risk of Loss from Poor Performance?	Yes. You can lose money by investing in this Contract.	5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Poor Investment Performance
Is this a Short Term Investment?
No. This Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

Surrender charges apply for up to 7 years following your last premium payment. These charges will reduce the value of your Contract if you withdraw money during that time.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Liquidity Risk
What are the Risks Associated with the Investment Options?
•  An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options available under the (Contract (e.g., the divisions of the Separate Account).

•  Each investment option (including the Fixed Account) has its own unique risks.

•  You should review the available investment options before making an investment decision.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT
What are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. Any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. More information about the Company, including its financial strength ratings, is available upon request by calling the following toll-free telephone number: 1-800-852-4450.
5. PRINCIPAL RISKS OF INVESTING IN THE CONTRACT – Insurance Company Risks
	RESTRICTIONS	LOCATION IN PROSPECTUS

Are There Restrictions on Investment Options?
Yes.
•There may be restrictions that limit the investment options that you may choose.

•Investment Limitations – In purchasing the Contract, the underlying mutual funds available to you as investment options under the Contract are limited to those investment options included in Appendix A. Having the GMWB rider restricts your investment options to one underlying mutual fund.

•Limitations on Transfers – We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in a contract year. We also reserve the right to limit transfers in circumstances where frequent transfers have been made.

•We reserve the right to add or close Separate Account divisions and fixed options. We reserve the right to substitute the Separate Account divisions' underlying mutual funds that are available as investment options under the Contract.

•Allocations to and from the Separate Account divisions and the Fixed Account may be subject to restrictions.

•Depending on your state, or your financial professional or your financial professional's firm, certain investment options may not be available.

10. BENEFITS AVAILABLE UNDER THE CONTRACT

8. GENERAL DESCRIPTION OF THE CONTRACT

8. GENERAL DESCRIPTION OF THE CONTRACT - Financial Intermediary Variations

APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Are There Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to the benefits offered under the Contract (e.g., death benefits).

•Except as otherwise provided, Contract benefits may not be modified or terminated by us.

•Partial surrenders (including any applicable surrender charges and fees) and partial annuitizations will reduce the value of the death benefit, perhaps significantly, and the reduction could be greater that the amount withdrawn).

•Option benefits are not available for purchase.

•Depending on your state, or your financial professional's firm, certain benefits may not be available or may be available on different terms.

8. GENERAL DESCRIPTION OF THE CONTRACT - Financial Intermediary Variations

10. BENEFITS AVAILABLE UNDER THE CONTRACT

10. BENEFITS AVAILABLE UNDER THE CONTRACT - Guaranteed Minimum Withdrawal Benefit ("GMWB") Rider

10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit

	TAXES	LOCATION IN PROSPECTUS
What are the Contract's Tax Implications?
•  You should consult with a tax professional to determine the tax implications of an investment in, and payments received under this Contract.

•  If you purchase the Contract through a tax-qualified plan or individual retirement account (IRA), such plan or IRA already provides tax deferral under the Code and there are fees and charges in an annuity that may not be included in such other investments. The tax deferral of the annuity does not provide any additional tax benefits for such a plan or IRA.

•  Premiums that are made on a pre-tax basis and earnings on your Contract are taxed at ordinary income tax rates when you withdraw them. You also may have to pay a 10% penalty tax if you take a withdrawal before age 59 1/2.
13. TAXES
	CONFLICTS OF INTEREST	LOCATION IN PROSPECTUS
How are Investment Financial Professional's Compensated?
Your financial professional may receive compensation in the form of commissions for selling this Contract to you. Your financial professional may have a financial incentive to offer or recommend this Contract over another investment.
7. CHARGES - Distribution of the Contract 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Payments to Financial Intermediaries
Should I Exchange My Contract?
Your financial professional may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your contract if you determine, after comparing the features, fees, and risks of both contracts, and any fees or penalties to terminate the existing contract, that is preferable to you t to purchase the new contract rather than continuing to own your existing contract .
16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Payments to Financial

4.    FEE TABLE
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering or making withdrawals from an investment option or from the Contract. Please refer to your data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes the fees and expenses that you will pay at the time you buy the Contract, surrender or make withdrawals from an investment option or from the Contract, or transfer accumulated value between underlying investment options. State premium taxes may also be deducted.

Transaction Expenses

Contract owner transaction expenses(1)
	Maximum	Current
Deferred Sales Load (or Surrender Charge) - as a percentage of amount surrendered(2)	6%	6%
Transaction Fees
• for each unscheduled partial surrender	the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year	$0
• for each unscheduled transfer(3)	the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year	$0
State Premium Taxes (vary by state)(4)	3.50% of premium payments made	0%
(1) For additional information about the fees and expenses described in the table, see 7. CHARGES.
(2) Surrender charge (as a percentage of amounts surrendered):

Table of surrender charges
Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0%
(3) Note that in addition to the fees shown, the Separate Account and/or sponsors of the underlying mutual funds may adopt requirements pursuant to rules and/or regulations adopted by federal and/or state regulators which require us to collect additional transaction fees and/or impose restrictions on transfers.
(4) We do not currently assess premium taxes for any Contract issued but reserve the right in the future to assess up to 3.50% of premium payments made for Contract owners in those states where a premium tax is assessed.

Annual Contract Expenses
The next table describes the fees and expenses you will pay each year during the time you own the Contract (not including underlying mutual fund fees and expenses).
You will pay additional charges for the GMWB rider, as shown below.

Annual Contract Expenses
	Maximum Annual Charge	Current Annual Charge
Administrative Expenses (waived for Contracts with accumulated value of $30,000 or more)	The lesser of $30 or 2.00% of the accumulated value	The lesser of $30 or 2.00% of the accumulated value
Base Contract Expenses (as a percentage of average daily Separate Account value)	1.40%	1.40%

Guaranteed Minimum Withdrawal Benefit Rider(1)
	Maximum Annual Charge	Current Annual Charge
Guaranteed Minimum Withdrawal Benefit (GMWB) Charge (as a percentage of the average quarterly withdrawal benefit base)
•for applications signed before August 1, 2013	1.65%	0.73%
•for applications signed on or after August 1, 2013 but before August 1, 2015	1.65%	0.95%
•for applications signed on or after August 1, 2015	1.65%	1.05%
(1) Some rider provisions may vary from state to state and may be subject to additional restrictions.
Annual Underlying Mutual Fund Expenses
The next table shows the minimum and maximum total operating expenses charged by the underlying mutual funds that you may pay periodically during the time that you own the Contract (before any fee waiver or expense reimbursement). Expenses shown may change over time and may be higher or lower in the future. A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.

Minimum and Maximum Annual Underlying Mutual Fund Operating Expenses as of December 31, 2025
	Minimum	Maximum
Total annual underlying mutual fund operating expenses (expenses that are deducted from underlying mutual fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses)	0.48%	0.53%

Example

This Example is intended to help you compare the cost of investing in the variable options of the Contract with the cost of investing in other annuity contracts that offer variable options. These costs include transaction expenses, annual Contract expenses, and annual mutual fund expenses.

This example assumes all Contract value is allocated to the variable options. Your costs could differ from those shown below if you invest in the Fixed Account.

The Example assumes that you invest $100,000 in the divisions of the Separate Account for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of annual mutual fund expenses and GMWB rider. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you surrender your Contract at the end of the applicable time period:	1 year $9,018	3 years $16,551	5 years $22,356	10 years $37,963
If you annuitize at the end of the applicable time period:	1 year $3,534	3 years $10,905	5 years $18,481	10 years $37,963
If you do not surrender your Contract:	1 year $3,534	3 years $10,905	5 years $18,481	10 years $37,963

5.    PRINCIPAL RISKS OF INVESTING IN THE CONTRACT

This section is intended to summarize the principal risks of investing in the Contract. Additional risks and details regarding various risks and benefits of investing in the policy are described in the relevant sections of the Prospectus and SAI.
Poor Investment Performance
You can lose money by investing in this Contract, including loss of principal. An investment in this Contract is subject to the risk of poor investment performance and can vary depending on the performance of the investment options you choose. You bear the risk of any decline in your Contract’s accumulated value resulting from the performance of the investment options you have chosen. Each investment option has its own unique risks. For more information about the risks of investing in a particular underlying mutual fund see that fund’s prospectus, which you should review before making an investment decision. To see the funds' prospectus, go to the following website: www.principal.com/LifeIncomeVAReport.
Liquidity Risk
This Contract is not suitable as a short-term savings vehicle and is not appropriate if you need ready access to cash. The benefits of tax deferral and the GMWB rider are better for investors with long time horizons. Surrender charges apply for up to seven years after your last premium payment and these charges will reduce the value of your Contract if you withdraw money during that time. Taking excess withdrawals could substantially reduce or even terminate the benefits available under the Contract. See "Contract Benefits Risk" below. There also may be adverse tax consequences if you take early withdrawals from the Contract.
Volatility Mitigation Risk
Your investment options include volatility-controlled underlying mutual funds. Volatility mitigation strategies may increase fund transaction costs, which could increase losses or reduce gains. These strategies may not protect the fund from market declines and may reduce the fund’s participation in market gains. To see the funds' prospectus, go to the following website: www.principal.com/LifeIncomeVAReport.

Contract Benefits Risk
The benefits under the Contract are designed for different financial goals and/or to protect against different financial risks. There is a risk that you may not have chosen the optional benefits, (if any) that are best suited for you based on your present or future needs and circumstances, and the optional benefits that are more suited for you may no longer be available. If you elected an optional benefit and do not use it, or if the contingencies upon which the benefit depend never occur, you may have paid additional fees for a benefit that did not provide a financial return. There is also a risk that any financial return of an optional benefit, if any, will ultimately be less than the amount you paid for it. You should carefully review each benefit. You should also consider your liquidity needs in connection with the Contract's standard and optional benefits, and the negative impacts that the withdrawals and other transactions may have on the benefit. Partial surrenders (including applicable surrender charges and fees) and partial annuitizations may significantly reduce the value of a benefit, including the death benefit and any living benefit. Depending on the benefit, the reduction could be greater than the value withdrawn or annuitized. You should also consider whether a benefit restricts the investment options available to you under the Contract or whether we reserve the right to restrict the investment options available under that benefit in the future. Investment restrictions are designed to reduce our risk that we will have to make payments from our General Account. In tern, they may also limit the potential growth of your Contract and the potential growth of your guaranteed benefits. This may conflict with your personal investment objectives.
Reservation of Rights
We may exercise all rights reserved to us under the Contract. Among other reservations of right as stated in this prospectus. We reserve the right to add or close Separate Account divisions or fixed account options. We reserve the right to substitute the Separate Account divisions' underlying mutual funds that are available as investment options under the Contract. We reserve the right to increase the fees and charges under the Contract up to the maximum guaranteed fees and charges. We reserve the right to charge you for each unscheduled transfer after the first unscheduled transfer in the contract year. We reserve the right to impose additional restrictions on purchase payments.
Alternatives to the Contract
Other contracts or investments may provide more favorable returns or benefits than the Contract.
Potentially Harmful Transfer Activity
This Contract is not designed as a vehicle for market timing. Accordingly, your ability to make transfers under the Contract is subject to limitation if we determine, in our sole opinion, that the exercise of that privilege may disadvantage or potentially hurt the rights or interests of other contract owners. We have limitations and restrictions on transfer activity, which we apply to all owners of the Contract without exception. (See 8. GENERAL DESCRIPTION OF THE CONTRACT - Frequent Transfers among Divisions).
Tax Law Changes
The tax risk associated with your Contract includes the possibility of a change in the federal income tax laws that apply to your Contract, or of the current interpretations of the laws by the IRS, which could have retroactive effects regardless of the date of enactment or publication.
Insurance Company Risks
An investment in the Contract is subject to the risks related to the Company, including that any obligations (including under the Fixed Account), guarantees, or benefits are subject to the claims-paying ability of the Company. If the Company isn't able to meet its obligations to creditors, it is possible that the Company's obligations to you under this Contract may not be satisfied. More information about the Company, including its financial strength ratings, can be found by visiting www.principal.com.
Risks Affecting Our Administration of Your Contract
Our operations and/or the activities and operations of our service providers and business partners are subject to certain risks that are beyond our control, including systems failures, cyber-attacks, and pandemics (and similar events). These risks are not unique to the Company and they could materially impact our ability to administer the Contract.
The Company is highly dependent upon its computer systems and those of its business partners. This makes the Company potentially susceptible to operational and information security risks resulting from a cyber-attack. These risks include direct risks, such as theft, misuse, corruption and destruction of data maintained by the Company, and indirect risks, such as denial of service attacks on service provider websites and other operational disruptions that impede our ability to electronically interact with service providers. Operational disruptions and system failures also could occur based on other natural or man-made events, which could have similar impacts on your Contract. These security risks may also impact the underlying mutual fund companies, which may cause the underlying mutual funds to lose value. Although we make substantial efforts to protect our computer systems from these security risks, including internal processes and technological defenses that are preventative or detective, and other controls designed to provide multiple layers of security assurance, there can be no guarantee that we, our service providers, or the underlying mutual funds will avoid losses affecting contracts such as the security incidents described above.
If your Contract is adversely affected as a result of the failure of our cyber-security controls, we will take reasonable steps to restore your Contract.
6. GENERAL DESCRIPTION OF INSURANCE COMPANY, SEPARATE ACCOUNT AND MUTUAL FUND COMPANIES
The Insurance Company
The obligations under the Contract (including death benefits, living benefits, or other benefits available under the Contract) are obligations of Principal Life Insurance Company and are subject to the Company’s claims-paying ability and financial strength. The Company’s business address is 711 High Street, Des Moines, IA 50392.

The Separate Account
Separate Account B is a separate account we established to receive and invest premium payments made by owners of our variable annuity products. Separate Account B is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available and divisions may also be eliminated. These changes will be made in a manner that is consistent with applicable laws and regulations.
We do not guarantee the investment results of the Separate Account. There is no assurance that the value of your Contract will equal or be greater than the total of the payments you make to us.
The Separate Account is not affected by the rate of return of our General Account or by the investment performance of any of our other assets. Any income, gain, or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains, or losses. Assets of the Separate Account attributed to the reserves and other liabilities under the Contract may not be charged with liabilities arising from any of our other businesses. The Company is obligated to pay all amounts promised to investors under the Contracts subject to its financial strength and claims paying ability.
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments, death benefit payment(s) and guaranteed minimum withdrawal benefit payments) become obligations of the General Account and will be subject to the rights of the Company’s other creditors and its overall claims paying ability.

The Underlying Mutual Funds
Contract value allocated to a division of the Separate Account will vary based on the investment experience of the corresponding underlying mutual fund in which the division invests. There is a risk of loss of the entire amount invested. Information regarding each underlying mutual fund, including (i) its name, (ii) its type, (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is available in Appendix A to this prospectus. Each underlying mutual fund has issued a prospectus that contains more detailed information about the underlying mutual fund. If you wish to receive paper copies of the prospectuses for the underlying mutual funds, you can inform the Company by calling 1-800-852-4450. You also can obtain a copy by visiting the following website: https://www.principal.com/LifeIncomeVAReport.
Fixed Account
The Fixed Account is part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account, and any interest in them, are not subject to the provisions of this acts. However, disclosures relating to them are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made in the prospectuses.
Information regarding the features of the Fixed Account, including (i) the name and (ii) the minimum guaranteed interest rate, is available in Appendix A - Investment Options Available Under the Contract.
Our obligations with respect to the Fixed Account are supported by our General Account. The General Account is the assets of the Company other than those assets allocated to any of our Separate Accounts. Subject to applicable law, we have sole discretion over assets in the General Account. Separate Account expenses are not assessed against any Fixed Account values. You can obtain more information concerning the Fixed Account including current annual interest rates from your financial professional or by calling us at 1-800-852-4450.
We reserve the right to refuse purchase payment allocations and transfers from the other investment options to the Fixed Account. We will send you a written notice at least 30 days prior to the date we exercise this right. We will also notify you if we lift such restrictions.
The Company guarantees that the purchase payments allocated and the amounts transferred to the Fixed Accounts earn interest at a guaranteed interest rate. In no event will the guaranteed interest rate be less than 3% compounded annually.
Each purchase payment allocated or amount transferred to the Fixed Account will earn interest at the guaranteed interest rate in effect on the date that it is received or transferred. This rate applies to each purchase payment or amount transferred through the end of the contract year.
Each Contract anniversary, we declare a renewal interest rate that applies to the Fixed Account value in existence at that time. This rate applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account value from which deductions for fees and charges may be made.
Fixed Account Value
Your Fixed Account value on any valuation date is equal to:
•purchase payments or credits allocated to the Fixed Account;
•plus any transfers to the Fixed Account from the other investment options;
•plus interest credited to the Fixed Account;
•minus any surrenders or applicable surrender charges or particular annuitizations from the Fixed Account;
•minus any transfers to the Separate Account.
Voting Rights
We vote shares of the underlying mutual funds owned by the Separate Account according to the instructions of Contract owners.
We will notify you of shareholder meetings of the mutual funds underlying the divisions in which you hold units. We will send you proxy materials and instructions for you to provide voting instructions to us. We will arrange for the handling and tallying of proxies received from you and other owners. If you give no voting instructions, we will vote those shares in the same proportion as shares for which we received instructions. Because there is no required minimum number of votes, a small number of votes can have a disproportionate effect.
We determine the number of fund shares that you may instruct us to vote by allocating one vote for each $100 of accumulated value in the division. Fractional votes are allocated for amounts less than $100. We determine the number of underlying mutual fund shares you may instruct us to vote as of the record date established by the underlying mutual fund for its shareholder meeting. In the event that applicable law changes or we are required by regulators to disregard voting instructions, we may decide to vote the shares of the underlying mutual funds in our own right.
7. CHARGES
Certain charges are deducted under the Contract. If the charge is not sufficient to cover our costs, we bear the loss. If the expense is more than our costs, the excess is profit to the Company. We expect a profit from all the fees and charges listed below, except the Annual Administrative Expenses Fee, Transaction Fee and Premium Tax.
In addition to the charges under the Contract, there are also deductions from and expenses paid out of the assets of the underlying mutual funds which are described in the underlying mutual funds’ prospectuses.
Deferred Sales Load (“Surrender Charge”)
No sales charge is collected or deducted when premium payments are applied under the Contract. A surrender charge is assessed on certain total or partial surrenders. The surrender charge would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered.
If you specify surrender allocation percentages as part of a partial surrender request, the allocation percentages will also apply to the surrender charges. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender, which will also apply to the surrender charges.
The amounts we receive from the surrender charge are used to cover some of the expenses of the sale of the Contract (primarily commissions, as well as other promotional or distribution expenses). If the surrender charge collected is not enough to cover the actual costs of distribution, the costs are paid from the Company’s General Account assets which include profit, if any, from the mortality and expense risks charge.
NOTE: If you plan to make multiple premium payments, you need to be aware that each premium payment has its own surrender charge period (shown below). The surrender charge for any total or partial surrender is a percentage of all premium payments surrendered which were received by us during the contract years prior to the surrender. The applicable percentage which is applied to the premium payments surrendered is determined by the following table.
Surrender charge (as a percentage of amounts surrendered):

Number of completed contract years since each premium payment was made	Surrender charge applied to all premium payments received in that contract year
0 (year of premium payment)	6%
1	6%
2	6%
3	5%
4	4%
5	3%
6	2%
7 and later	0

Each premium payment begins in year 0 for purposes of calculating the percentage applied to that premium payment. However, premium payments are added together by contract year for purposes of determining the applicable surrender charge. If your contract year begins April 1 and ends March 31 the following year, all premium payments received during that period are considered to have been made in that contract year.
For purpose of calculating surrender charges, we assume that surrenders and transfers are made in the following order:

•first from premium payments no longer subject to a surrender charge;
•then from the free surrender privilege (first from the earnings, then from the oldest premium payments (i.e., on a first-in, first-out basis)) described below; and
•then from premium payments subject to a surrender charge on a first-in, first-out basis.
NOTE: Partial surrenders may be subject to both a surrender charge and a transaction fee.
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last Contract anniversary.
Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see Transaction Fee in this section).
When Surrender Charges Do Not Apply
The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Waiver of Surrender Charge Rider
This rider is automatically added to the Contract at issue (subject to state approval and state variations may apply). There is no charge for this benefit.
This rider waives the surrender charge on surrenders made after the first Contract anniversary if the owner or annuitant has a critical need. A critical need is limited to confinement to a health care facility, terminal illness diagnosis, or total and permanent disability.
The benefits are available for a critical need if the following conditions are met:
•the owner or annuitant has a critical need; and
•the critical need did not exist before the contract date.
For the purposes of this rider, the following definitions apply:
•health care facility - a licensed hospital or inpatient nursing facility providing daily medical treatment and keeping daily medical records for each patient (not primarily providing just residency or retirement care). This does not include a facility owned or operated by the owner, annuitant or a member of their immediate family. If the critical need is confinement to a health care facility, the confinement must continue for at least 60 consecutive days after the contract date and the surrender must occur within 90 days of the confinement’s end. Notice must be provided within 90 days after confinement ends.
•terminal illness - sickness or injury that results in the owner’s or annuitant’s life expectancy being 12 months or less from the date notice to receive a distribution from the Contract is received by the Company.
•total and permanent disability - the owner or annuitant is unable to engage in any occupation for pay or profit due to sickness or injury.
Transaction Fee
We do not currently charge a transaction fee. To assist in covering our administration costs, we reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled partial surrender after the 12th unscheduled partial surrender in a contract year. The transaction fee would be deducted from the accumulated value remaining in the investment option(s) from which the amount is surrendered, on a pro rata basis.

To assist in covering our administration costs or to discourage market timing, we also reserve the right to charge a transaction fee of the lesser of $25 or 2% of each unscheduled transfer after the first unscheduled transfer in a contract year. The transaction fee would be deducted from the investment option(s) from which the amount is transferred, on a pro rata basis.
If we elect to begin charging for the transaction fees, we will provide you with 30 days advance written notice.
Premium Taxes
We do not currently assess a premium tax for any Contract at issue. We reserve the right to deduct an amount to cover any premium taxes imposed by states or other jurisdictions. If we elect to begin deducting any premium taxes, we will provide you with advance written notice. Any deduction is made from either a premium payment when we receive it, or the accumulated value when you request a surrender (total or partial) or you request application of the accumulated value (full or partial) to an annuity benefit payment option. Premium taxes range from 0% in most states to as high as 3.50%.
Annual Administrative Expenses Fee
Contracts with an accumulated value of less than $30,000 are subject to an annual fee for administrative expenses of the lesser of $30 or 2% of the accumulated value. Currently, we do not charge the annual fee if your accumulated value is $30,000 or more. If we elect to begin charging the annual fee if your accumulated value is $30,000 or more, we will provide you with advance written notice. If you own more than one variable annuity contract with us, all the Contracts you own or jointly own are aggregated, on each Contract’s anniversary, to determine if the $30,000 minimum has been met and whether that Contract will be charged. The fee is deducted from the investment option that has the greatest value. The fee is deducted on each Contract anniversary and upon total surrender of the Contract. The fee assists in covering administration costs, primarily costs to establish and maintain the records which relate to the Contract.
Base Contract Annual Expenses
Mortality and Expense Risks Charge
We assess each division with a daily charge for mortality and expense risks. The annual rate of the charge is 1.25% of the average daily net assets of the Separate Account divisions. We agree not to increase this charge for the duration of the Contract. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the unit value is calculated. Unit values are calculated each valuation date at the close of the valuation period.
This charge compensates us for our direct and indirect costs associated with administering and providing benefits under the annuity contracts, and selling the annuity contracts (including marketing expenses). It also is designed, in the aggregate, to compensate us for the risks of loss we assume pursuant to the contracts. If the mortality and expense risks charge is not enough to cover our costs, we bear the loss. If the mortality and expense risks charge is more than our costs, the excess is profit to the Company.
Administration Charge
We assess each division with a daily Separate Account administration charge. The annual rate of the charge is 0.15% of the average daily net assets of the Separate Account divisions. This charge is assessed only prior to the annuitization date. This charge is assessed daily when the unit value is calculated. Unit values are calculated each valuation date at the close of the valuation period. The administration charge is intended to cover our costs for administration of the Contract that are not covered in the mortality and expense risks charge.
If the administration charge is not enough to cover our costs, we bear the loss. If the administration charge is more than our costs, the excess is profit to the Company.
GMWB Charges for Rider Benefits
There is only one GMWB rider available with this product and you were required to have the GMWB rider at the time your Contract was purchased. Please contact your registered representative or call us at 1-800-852-4450 if you have any questions. There is a cost for GMWB rider benefits that we deduct quarterly.
For applications signed on or after August 1, 2015, the current annual charge is 1.05% of the average quarterly For Life withdrawal benefit base. The charge is calculated and deducted from your accumulated value at the end of the calendar quarter at a quarterly rate of 0.2625%, based on the average quarterly withdrawal benefit base during the calendar quarter. The average quarterly withdrawal benefit base is equal to (1) the withdrawal benefit base at the beginning of the calendar quarter plus (2) the withdrawal benefit base at the end of the calendar quarter, and this sum is divided by two. There may be times when the sum of the four quarterly fee amounts is different than the fee amount if we calculated it annually. For example, if your withdrawal benefit base is changed on your Contract anniversary, the fee for that calendar quarter will vary from the other quarters.
For applications signed on or after August 1, 2013 (August 15, 2013 for Illinois and Montana) but before August 1, 2015, the current annual charge is 0.95% of the average quarterly For Life withdrawal benefit base. The charge is calculated and deducted from your accumulated value at the end of the calendar quarter at a quarterly rate of 0.2375%, based on the average quarterly withdrawal benefit base during the calendar quarter. The average quarterly withdrawal benefit base is equal to (1) the withdrawal benefit base at the beginning of the calendar quarter plus (2) the withdrawal benefit base at the end of the calendar quarter, and this sum is divided by two. There may be times when the sum of the four quarterly fee amounts is different than the fee amount if we calculated it annually. For example, if your withdrawal benefit base is changed on your Contract anniversary, the fee for that calendar quarter will vary from the other quarters.
For applications signed before August 1, 2013 (August 15, 2013 for Illinois and Montana), the current annual charge is 0.73% of the average quarterly For Life withdrawal benefit base. The charge is calculated and deducted from your accumulated value at the end of the calendar quarter at a quarterly rate of 0.1825%, based on the average quarterly withdrawal benefit base during the calendar quarter. The average quarterly withdrawal benefit base is equal to (1) the withdrawal benefit base at the beginning of the calendar quarter plus (2) the withdrawal benefit base at the end of the calendar quarter, and this sum is divided by two. There may be times when the sum of the four quarterly fee amounts is different than the fee amount if we calculated it annually. For example, if your withdrawal benefit base is changed on your Contract anniversary, the fee for that calendar quarter will vary from the other quarters.
For existing contracts, advance notice will be sent if the rider charge will increase. Before the effective date of the rider charge increase, you have the following options:
•Accept the increased rider charge and continue to be eligible to receive a GMWB Step-Up at each rider anniversary; or
•Decline the increased rider charge by sending us notice that you are opting out of the GMWB Step-Up and electing to remain at your current rider charge. Once you opt out of the GMWB Step-Up, you will no longer be eligible for any future GMWB Step-Ups and the feature cannot be added back to this rider.
At the end of each calendar quarter (or on the next valuation date, if the calendar quarter ends on a non-valuation date), the rider charge is deducted through the redemption of units from your accumulated value in the same proportion as the surrender allocation percentages. If this Contract/rider is purchased after the beginning of a calendar quarter, the rider charge is prorated according to the number of days this rider is in effect during the calendar quarter. Upon termination of this rider, the rider charge will be based on the number of days this rider is in effect during the calendar quarter.
We reserve the right to increase the rider charge up to the maximum annual charge. The maximum annual charge is 1.65% (0.4125% quarterly) of the average quarterly withdrawal benefit base.
The rider charge is intended to reimburse us for the cost of the protection provided by this rider.
Special Provisions for Group or Sponsored Arrangements
Where permitted by state law, Contracts may be purchased under group or sponsored arrangements as well as on an individual basis.
Group Arrangement - program under which a trustee, employer or similar entity purchases Contracts covering a group of individuals on a group basis.
Sponsored Arrangement - program under which an employer permits group solicitation of its employees or an association permits group solicitation of its members for the purchase of Contracts on an individual basis.
The charges and deductions described above may be reduced or eliminated for Contracts issued in connection with group or sponsored arrangements. The rules in effect at the time the application is approved will determine if reductions apply. Reductions may include but are not limited to sales of Contracts without, or with reduced, mortality and expense risks charges, annual administrative expense fees or surrender charges.

Eligibility for and the amount of these reductions are determined by a number of factors, including the number of individuals in the group, the amount of expected premium payments, total assets under management for the owner, the relationship among the group’s members, the purpose for which the Contract is being purchased, the expected persistency of the Contract, and any other circumstances which, in our opinion, are rationally related to the expected reduction in expenses. Reductions reflect the reduced sales efforts and administration costs resulting from these arrangements. We may modify the criteria for and the amount of the reduction in the future. Modifications will not unfairly discriminate against any person, including affected owners and other owners with contracts funded by the Separate Account.
Distribution of the Contract
The Company pays upfront commissions to broker dealers up to 6.75% of each premium payment received. We may pay trail commissions of up to 0.50% of accumulated value at the end of the contract quarter, generally beginning in the second contract year. The upfront commission and/or trail commission varies by broker dealer. Expense allowances may also be paid to broker dealers based on premium payments received and/or accumulated value. The commission paid to a financial professional is determined by their broker dealer. Therefore, you should contact your financial professional for information about the compensation he or she receives and any related incentives, such as differential compensation paid for various products.
Principal Securities, Inc. ("PSI"), the principal underwriter for the product, may have also received 12b-1 fees in connection with the underlying mutual funds. The 12b-1 fees for the underlying mutual funds are shown in the prospectuses of each underlying mutual fund.
Applications for the contracts were offered by registered representatives of PSI or such other broker dealers as had entered into selling agreements with PSI. Such registered representatives acted as appointed agents of the Company under applicable state insurance law and must have been licensed to sell variable insurance products. The Company offered the Contract in all jurisdictions where it was licensed to do business and where the Contract was approved.
Underlying Mutual Fund Charges
Charges are deducted from and expenses paid out of the assets of the underlying mutual funds that are described in the prospectuses for those underlying mutual funds. A complete list of the underlying mutual funds available under the Contract, including their annual expenses, may be found in APPENDIX A - INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT.
8. GENERAL DESCRIPTION OF THE CONTRACT

The Principal® Lifetime Income Solutions Variable Annuity is significantly different from a fixed annuity. As the owner of a variable annuity, you assume the risk of investment gain or loss (as to amounts in the Separate Account divisions) rather than the Company. The Separate Account division value under a variable annuity is not guaranteed and varies with the investment performance of the underlying mutual funds.
Based on your investment objectives, you direct the allocation of premium payments and accumulated values. There can be no assurance that your investment objectives will be achieved.
Contract Rights
During the accumulation period, you have material rights to the benefits under the Contract. The benefits include making additional premium payments, transferring between investment options, taking surrenders and annuitizing the Contract. The annuitant and any joint annuitant (if not the owner or joint owner, respectively) do not have any rights to the Contract. All of your rights of ownership cease upon your death. At that point the death benefit will become payable according to your benefit instructions.
During the annuity period you are still the only person with material rights to the contract. After the death of the owner the primary beneficiary(ies) have the rights to the death benefit, if any.
If your Contract is part of a qualified plan, IRA, SEP, or SIMPLE-IRA, you may not change either the owner or the annuitant.
You may change the owner and/or annuitant of your non-qualified Contract at any time. Your request must be in writing and approved by us. After approval, the change is effective as of the date you signed the request for change.

If ownership is changed, the benefits under certain riders may be affected. We reserve the right to require that you send us the Contract so that we can record the change.
If an annuitant who is not an owner dies while the Contract is in force, a new annuitant may be named unless the owner is a corporation, trust or other entity.
If your Contract has a GMWB rider in force, any ownership change or beneficiary change before the annuitization date which would cause a change in the covered life will result in termination of this rider except in certain circumstances. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
While this Contract is in force, you have the right to name or change a beneficiary. This may be done as part of the application process or by sending us a written request. Unless you have named an irrevocable beneficiary, you may change your beneficiary designation by sending us notice.
In California, for owners age 60 or older, we allocate initial premium payments to the Money Market division during the examination offer period unless you elect to immediately invest in the allocations you selected. If your premium payments were allocated to the Money Market division, after the free look period ends, your accumulated value will be converted into units of the division(s) according to your allocation instructions. The units allocated will be based on the unit value next determined for each division.
Contract Provisions and Limitations
Premium Payments
•The initial premium payment must be at least $15,000 for non-qualified contracts.
•The initial premium payment must be at least $5,000 for all other contracts.
•If you are making premium payments through a payroll deduction plan or through a bank (or similar financial institution) account under an automated investment program, your initial and subsequent premium payments must be at least $100.
•All premium payments are subject to a surrender charge period that begins in the contract year each premium payment is received.
•Subsequent premium payments must be at least $2,000 and can be made until the annuitization date.
•Premium payments are to be made by personal or financial institution check (for example, a cashier’s check). We reserve the right to refuse any premium payment that we feel presents a fraud or money laundering risk. Examples of the types of premium payments we will not accept are cash, money orders, starter checks, travelers checks, credit card checks, and foreign checks.
•If you are a member of a retirement plan covering three or more persons, the initial and subsequent premium payments for the Contract must average at least $100 and cannot be less than $50.
•The total sum of all premium payments for a Contract may not be greater than $2,000,000 (maximum premium limit) without our prior approval. For further information, please call 1-800-852-4450.
•The Company reserves the right to increase the minimum amount for each premium payment with advance notice.
•We reserve the right to treat all of your and/or your spouse’s Principal deferred variable annuity contracts, with a guaranteed minimum withdrawal benefit rider attached, as one contract for purposes of determining whether you have exceeded the maximum premium limit (without home office approval).
•Additional premium restrictions may apply to Contracts with a guaranteed minimum withdrawal benefit rider in force. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
•If no premium payments are made during two consecutive calendar years and the accumulated value is less than $2,000, we reserve the right to terminate the Contract.
Allocating Premium Payments
•On your application, you direct how your premium payments will be allocated to the investment options.
•A complete list of the divisions may be found in Appendix A. Each division invests in shares of an underlying mutual fund. More detailed information about the underlying mutual funds can be found in the current prospectus for each underlying mutual fund, which can be found here: www.principal.com/LifeIncomeVAReport.
•Your investment options for premium payments and accumulated value will be restricted (for restrictions see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - GMWB Investment Options).

•The investment options also include the Fixed Account.
•Allocations must be in percentages.
•Percentages must be in whole numbers and total 100%.
•Subsequent premium payments are allocated according to your then current allocation instructions.
•Changes to the allocation instructions are made without charge.
•A change is effective on the next valuation period after we receive your new instructions in good order.
•You can change the current allocations and future allocation instructions by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•Changes to premium payment allocations do not result in the transfer of any existing investment option accumulated values. You must provide specific instructions to transfer existing accumulated values. We currently do not charge a transaction fee for these transfers but reserve the right to charge such a fee in the future.
•Premium payments are credited on the basis of the unit value next determined after we receive a premium payment.
Division Transfers
•You may request an unscheduled transfer or set up a scheduled transfer by:
•mailing your instructions to us;
•calling us at 1-800-852-4450 (if telephone privileges apply);
•faxing your instructions to us at 1-866-894-2093; or
•visiting www.principal.com.
•You must specify the dollar amount or percentage to transfer from each division.
•The minimum transfer amount is the lesser of $100 or the value of your division.
•In states where allowed, we reserve the right to reject transfer instructions from someone providing them for multiple contracts for which he or she is not the owner.
You may not make a transfer to the Fixed Account if:
•A transfer has been made from the Fixed Account to a division within six months; or
•Following the transfer, the Fixed Account value would be greater than $1,000,000.
Unscheduled Transfers
You may make unscheduled division transfers from one division to another division or to the Fixed Account.
•Transfer values are calculated using the price next determined after we receive your request in good order.
•We reserve the right to impose a fee of the lesser of $25 or 2% of the amount transferred on each unscheduled transfer after the first unscheduled transfer in a contract year.
Limitations on Unscheduled Transfers
We reserve the right to reject excessive exchanges or purchases if the trade(s) would disrupt the management of the Separate Account, any division of the Separate Account or any underlying mutual fund. In addition, we may suspend or modify transfer privileges in our sole discretion at any time to prevent market timing efforts that could disadvantage other owners. These modifications could include, but not be limited to:
•requiring a minimum time period between each transfer;
•imposing the transaction fee;
•limiting the dollar amount that an owner may transfer at any one time; or
•not accepting transfer requests from someone providing requests for multiple Contracts for which he or she is not the owner.
Scheduled Transfers (Dollar Cost Averaging) - only applies after the GMWB rider is terminated
•You may elect to have transfers made on a scheduled basis.
•There is no charge for scheduled transfers and no charge for participating in the scheduled transfer program.
•You must specify the dollar amount of the transfer.
•You select the transfer date (other than the 29th, 30th or 31st) and the transfer period (monthly, quarterly, semi-annually or annually).
•If the selected date is not a valuation date, the transfer is completed on the next valuation date.

•If you want to stop a scheduled transfer, you must provide us notice prior to the date of the scheduled transfer.
•Transfers continue until your value in the division is zero or we receive notice to stop the transfers.
•The number of divisions available for simultaneous transfers will never be less than two. When we have more than two divisions available, we reserve the right to limit the number of divisions from which simultaneous transfers are made.
Scheduled transfers are designed to reduce the risks that result from market fluctuations. They do this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. The results of this strategy depend on market trends and are not guaranteed.
Example:

Month	Amount Invested	Share Price	Shares Purchased
January	$100	$25.00	4
February	$100	$20.00	5
March	$100	$20.00	5
April	$100	$10.00	10
May	$100	$25.00	4
June	$100	$20.00	5
Total	$600	$120.00	33
In the example above, the average share price is $20.00 [total of share prices ($120.00) divided by number of purchases (6)]. The average share cost is $18.18 [amount invested ($600.00) divided by number of shares purchased (33)].
Fixed Account Transfers, Total and Partial Surrenders
Transfers and surrenders from the Fixed Account are subject to certain limitations. In addition, surrenders from the Fixed Account may be subject to a surrender charge.
You may transfer amounts from the Fixed Account to one of the Separate Account divisions before the annuitization date and as provided below. The transfer is effective on the valuation date following our receipt of your instructions. You may transfer amounts on either a scheduled or unscheduled basis. You may not make both scheduled and unscheduled Fixed Account transfers in the same contract year.
Unscheduled Fixed Account Transfers. The minimum transfer amount is $100 (or entire Fixed Account accumulated value if less than $100). Once per contract year, within the 30 days following the Contract anniversary date, you can:
•transfer an amount not to exceed 25% of your Fixed Account value; or
•transfer up to 100% of your Fixed Account value if:
•your Fixed Account value is less than $1,000; or
•a minus b is greater than 1% where:
•a = the weighted average of your Fixed Account interest rates for the preceding contract year; and
•b = the renewal interest rate for the Fixed Account.
Scheduled Fixed Account Transfers (Fixed Account Dollar Cost Averaging). You may make scheduled transfers on a monthly basis from the Fixed Account to one of the Separate Accounts as follows:
•You may establish scheduled transfers by sending a written request or by telephoning the home office at 1-800-852-4450.
•Transfers occur on a date you specify (other than the 29th, 30th or 31st of any month).
•If the selected date is not a valuation date, the transfer is completed on the next valuation date.
•Scheduled transfers are only available if the Fixed Account value is $5,000 or more at the time the scheduled transfers begin.
•Scheduled monthly transfers of a specified dollar amount will continue until the Fixed Account accumulated value is zero or until you notify us to discontinue the transfers. This specified dollar amount cannot exceed 2% of your Fixed Account value.
•The minimum transfer amount is $100.
•If the Fixed Account value is less than $100 at the time of transfer, the entire Fixed Account value will be transferred.

•If you stop the transfers, you may not start transfers again without our prior approval.
Automatic Portfolio Rebalancing (APR)
APR allows you to maintain a specific percentage of your Separate Account division accumulated value in specified divisions over time. APR is available only if you have the option to invest in more than one Separate Account division; therefore, APR is currently not available with the GMWB rider. At any time, if the GMWB rider is terminated, APR is available. APR is not available for values in the Fixed Account.
Fixed Account
This prospectus is intended to serve as a disclosure document only for the Contract as it relates to the Separate Account and contains only selected information regarding the Fixed Account. The Fixed Account is a part of our General Account. Because of exemptions and exclusions contained in the Securities Act of 1933 and the Investment Company Act of 1940, the Fixed Account, and any interest in it, are not subject to the provisions of these acts. As a result the SEC has not reviewed the disclosures in this prospectus relating to the Fixed Account. However, related disclosures are subject to generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.
Our obligations with respect to the Fixed Account are supported by our General Account. The General Account is the assets of the Company other than those assets allocated to any of our Separate Accounts. Subject to applicable law, we have sole discretion over the assets in the General Account. Separate Account expenses are not assessed against any Fixed Account values.
We reserve the right to refuse premium payment allocations and transfers from the other investment options to the Fixed Account. We will send you a written notice at least 30 days prior to the date we exercise this right. We will also notify you if we lift such restrictions.
The guaranteed minimum interest rate (“GMIR”) is determined by a formula, with the general parameters established by state law. The GMIR is set at Contract issue and will not change for the life of the Contract.
The Company guarantees that premium payments allocated and amounts transferred to the Fixed Account earn interest at the interest rate in effect on the date premium payments are received or amounts are transferred. This rate applies to each premium payment or amount transferred through the end of the contract year.
Each Contract anniversary, we declare a renewal interest rate that applies to the Fixed Account value in existence at that time. This rate, which will never be less than the GMIR, applies until the end of the contract year. Interest is earned daily and compounded annually at the end of each contract year. Once credited, the interest is guaranteed and becomes part of the Fixed Account value from which deductions for fees and charges may be made.
NOTE 1:    Transfers and surrenders from the Fixed Account are subject to certain limitations as to frequency and amount. See 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations - Fixed Account Transfers, Total and Partial Surrenders.
NOTE 2:    We may defer payment of surrender proceeds payable out of the Fixed Account for up to six months. See 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT.
Your Fixed Account value on any valuation date is equal to:
•premium payments or credits allocated to the Fixed Account;
•plus any transfers to the Fixed Account from the other investment options;
•plus interest credited to the Fixed Account;
•minus any surrenders or applicable surrender charges or partial annuitizations from the Fixed Account;
•minus any transfers to the Separate Account.
General Account
Any Contract obligations in excess of the Separate Account value (for example, annuity benefit payments, death benefit payment(s), guaranteed minimum withdrawal benefit payments and Fixed Account obligations) become obligations of the General Account. These amounts are subject to Company’s claims-paying ability and financial strength. They also are subject to the rights of the Company’s other creditors.
Contract or Registrant Changes
Any changes we make pursuant to this provision will be made in a manner that is consistent with applicable laws and regulations.

Deletion or Substitution of Separate Account Divisions
The Separate Account is divided into divisions. The assets of each division invest in a corresponding underlying mutual fund. New divisions may be added and made available. We reserve the right, within the law, to make additions, deletions and substitutions for the divisions. We will make no such substitution or deletion without first notifying you and obtaining approval of the appropriate insurance regulatory authorities and the SEC (to the extent required by 1940 Act).
If the shares of a division are no longer available for investment or if, in the judgment of our management, investment in a division becomes inappropriate for the purposes of our contract, we may eliminate the shares of a division and substitute shares of another division of the Trust or another open-end registered investment company. Substitution may be made with respect to both existing investments and the investment of future premium payments.
If we eliminate divisions, you may change allocation percentages and transfer any value in an affected division to another division(s) without charge. You may exercise this exchange privilege until the later of 60 days after a) the effective date of the additions, deletions and/or substitutions of the change, or b) the date you receive notice of the options available. You may only exercise this right if you have any value in the affected division(s).
We also reserve the right to establish additional divisions, each of which would invest in a separate underlying mutual fund with a specified investment objective.
Required Minimum Distribution (RMD) Program for GMWB Riders
We reserve the right to modify or eliminate the RMD Program for GMWB Riders; for example, if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program for GMWB Riders. Any modifications or elimination of the RMD Program for GMWB Riders will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB Riders, then any scheduled or unscheduled withdrawal in excess of a For Life withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.
For additional information on the RMD Program, See 10. BENEFITS AVAILABLE UNDER THE CONTRACT – Required Minimum Distribution (RMD) Program for GMWB Riders.
Class of Purchasers
This Contract is only offered to people between the ages of 45 and 80.
Frequent Transfers among Divisions
This Contract is not designed for frequent trading or market timing activity of the investment options. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase this Contract. The Company does not accommodate market timing.
We consider frequent trading and market timing activities to be abusive trading practices because they:
•Disrupt the management of the underlying mutual funds by:
•forcing the fund to hold short-term (liquid) assets rather than investing for long term growth, which results in lost investment opportunities for the fund; and
•causing unplanned portfolio turnover;
•Hurt the portfolio performance of the underlying mutual funds; and
•Increase expenses of the underlying mutual fund and separate account due to:
•increased broker-dealer commissions; and
•increased record keeping and related costs.
If we are not able to identify such abusive trading practices, the abuses described above will negatively impact the Contract and cause investors to suffer the harms described.
We have adopted policies and procedures to help us identify and prevent abusive trading practices. In addition, the underlying mutual funds monitor trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner.

If we, or an underlying mutual fund that is an investment option with the Contract, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
•Rejecting transfer instructions from a Contract owner or other person authorized by the owner to direct transfers;
•Restricting submission of transfer requests by, for example, allowing transfer requests to be submitted by 1st class U.S. mail only and disallowing requests made via the internet, by facsimile, by overnight courier or by telephone;
•Limiting the number of unscheduled transfers during a contract year to no more than 12;
•Prohibiting you from requesting a transfer among the divisions for a minimum of thirty days where there is evidence of at least one round-trip transaction (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption) by you; and
•Taking such other action as directed by the underlying mutual fund.
We support the underlying mutual funds right to accept, reject or restrict, without prior written notice, any transfer requests into a fund.
In some instances, a transfer may be completed prior to a determination of abusive trading. In those instances, we will reverse the transfer (within two business days of the transfer) and return the Contract to the investment option holdings it had prior to the transfer. We will give you notice in writing in this instance.
Financial Intermediary Variations
There may be variations in the availability of investment options, Contract benefits, and other Contract features described in this prospectus - including restrictions, limitations, and other variations - which may apply depending on the broker-dealer through which the Contract is sold or continues to be serviced. For example, your financial intermediary may not recommend a particular investment option or benefit to you. Any such financial intermediary variations are not known or reasonably available to the Company, and based on several considerations (e.g., the large number of broker-dealers through whom the Contracts are distributed, and the terms of our existing selling agreements), the Company does not believe it can obtain information about any such financial intermediary variations without unreasonable effort or expense.

You should discuss with your financial professional any limitations, restrictions, or other variations related to the investment options, Contract benefits, and other Contract features that may apply through your financial professional's broker-dealer.

9. ANNUITY PERIOD
Annuitization Date
You may specify an annuitization date in your application. You may change the annuitization date with our prior approval. The request must be in writing. You may not select an annuitization date prior to the first Contract anniversary or after the maximum annuitization date (age 95; state variations may apply) found on the data page. If you do not specify an annuitization date, the annuitization date is the maximum annuitization date shown on the data page.
Full Annuitization
Any time after the first contract year, you may annuitize your Contract by electing to receive payments under an annuity benefit payment option. If the accumulated value on the annuitization date is less than $2,000 or if the amount applied under an annuity benefit payment option is less than the minimum requirement, we may pay out the entire amount in a single payment. The Contract would then be canceled. You may select when you want the payments to begin (within the period that begins the business day following our receipt of your instruction and ends one year after our receipt of your instructions).
Once payments begin under the annuity benefit payment option you choose, the option may not be changed. In addition, once payments begin, you may not surrender, withdraw or otherwise liquidate or commute any of the portion of your accumulated value that has been annuitized.

Depending on the type of annuity benefit payment option selected, payments that are initiated either before or after the annuitization date may be subject to penalty taxes (see 13. TAXES). You should consider this carefully when you select or change the annuity benefit payment commencement date.
Partial Annuitization
You have the right to annuitize a portion of your accumulated value. After the first contract year and prior to the annuitization date, you may annuitize a portion of your accumulated value by sending us a notice.
The minimum partial annuitization amount is $2,000. Any partial annuitization request that reduces the accumulated value to less than $5,000 will be treated as a request for full annuitization.
You may select one of the annuity benefit payment options listed below. Once payments begin under the option you selected, the option may not be changed. In addition, once payments begin you may not surrender or otherwise liquidate or commute any portion of your accumulated value that has been annuitized.
Annuity Benefit Payment Options
We offer fixed annuity benefit payments only. No surrender charge is imposed on any portion of your accumulated value that has been annuitized.
You may choose from several fixed annuity benefit payment options. Payments will be made on the frequency you choose. You may elect to have your annuity benefit payments made on a monthly, quarterly, semiannual or annual basis. The dollar amount of the payments is specified for the entire payment period according to the option selected. There is no right to take any total or partial surrenders after the annuitization date. The fixed annuity benefit payment must begin within one year of the annuity benefit election.
The amount of the fixed annuity benefit payment depends on the:
•amount of accumulated value applied to the annuity benefit payment option;
•annuity benefit payment option selected;
•age and gender of the annuitant (unless fixed period income option is selected);
•frequency of the annuity benefit payments; and
•duration of the annuity benefit payments.
The amount of the initial payment is determined by applying all or a portion of the accumulated value, less any applicable premium tax and other expenses, as of the date of the application to the annuity table for the annuitant’s annuity benefit payment option, gender, and age. The annuity benefit payment tables contained in the Contract are based on the Annuity 2000 Mortality Table. These tables are guaranteed for the life of the Contract.
Annuity benefit payments generally are higher for male annuitants than for female annuitants with an otherwise identical Contract. This is because statistically females have longer life expectancies than males. In certain states, this difference may not be taken into consideration in determining the payment amount. Additionally, Contracts with no gender distinctions are made available for certain employer-sponsored plans because, under most such plans, gender discrimination is prohibited by law.
The frequency and duration of the annuity benefit payments affect the income amount received. The annuity benefit payments generally are lower if you receive payments more frequently. For example, monthly payments generally will be lower than quarterly payments. Generally, all other factors being equal, the longer the duration of annuity benefit payments, the lower the annuity benefit payments amounts and the shorter the duration, the higher the annuity benefit payment amounts.
You may select an annuity benefit payment option by written request only. Your selection of an annuity benefit payment option for a partial annuitization must be in writing and may not be changed after payments begin. Your selection of an annuity benefit payment option for any portion not previously annuitized may be changed by written request prior to the annuitization date.
If an annuity benefit payment option is not selected, we will automatically apply:
•for Contracts with one annuitant - Life Income with payments guaranteed for a period of 10 years.
•for Contracts with joint annuitants - Joint and Full Survivor Life Income with payments guaranteed for a period of 10 years.
The available annuity benefit payment options for both full and partial annuitizations include:

•Fixed Period Income - Level payments continue for a fixed period. You may select a range from 5 to 30 years (state variations may apply). If the annuitant dies before the selected period expires, payments continue to you or the person(s) you designate until the end of the fixed period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period. Payments stop after all guaranteed payments are received.
•Life Income - Level payments continue for the annuitant’s lifetime. If you defer the first payment date, it is possible that you would receive no payments if the annuitant dies before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments when the annuitant dies.
•Life Income with Period Certain - Level payments continue during the annuitant’s lifetime with a guaranteed payment period of 5 to 30 years. If the annuitant dies before all of the guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
•Joint and Survivor - Payments continue as long as either the annuitant or the joint annuitant is alive. You may also choose an option that lowers the amount of income after the death of a joint annuitant. It is possible that you would only receive one payment under this option if both annuitants die before the second payment is due. If you defer the first payment date, it is possible that you would receive no payments if both the annuitants die before the first payment date. NOTE: There is no death benefit value remaining and there are no further payments after both annuitants die.
•Joint and Survivor with Period Certain - Payments continue as long as either the annuitant or the joint annuitant is alive with a guaranteed payment period of 5 to 30 years. You may choose an option that lowers the amount of income after the death of a joint annuitant. If both annuitants die before all guaranteed payments have been made, the guaranteed payments continue to you or the person(s) you designate until the end of the guaranteed payment period. If a shorter period is required by law, we will pay a commuted value at the end of that shorter period.
Other annuity payment options may be available.
Tax Considerations Regarding Annuity Benefit Payment Options
If you own one or more tax qualified annuity contracts, you may avoid tax penalties if payments from at least one of your tax qualified contracts begin no later than April 1 following the calendar year in which you turn age 72. The required minimum distribution payment must be in equal (or substantially equal) amounts over your life or over the joint lives of you and your designated beneficiary. These required minimum distribution payments must be made at least once a year. Tax penalties may apply at your death on certain excess accumulations. You should confer with your tax advisor about any potential tax penalties before you select an annuity benefit payment option or take other distributions from the Contract. Additional rules apply to distributions under non-qualified contracts (see 13. TAXES).
Death of Annuitant (During the Annuitization Period)
If the annuitant dies during the annuity benefit payment period, remaining payments are made to the owner throughout the guaranteed payment period, if any, or for the life of any joint annuitant, if any. If the owner is the annuitant, remaining payments are made to the joint owner, if any, or the named beneficiaries. In all cases the person entitled to receive payments also receives any rights and privileges under the annuity benefit payment option.

10. BENEFITS AVAILABLE UNDER THE CONTRACT
The following tables summarize information about the standard benefits available under the Contract.

Depending on your financial professional or your financial professional's firm, certain benefits may not be available, or may be available on different terms. See 8. GENERAL DESCRIPTION OF THE CONTRACT - FINANCIAL INTERMEDIARY VARIATIONS.

Name of Benefit	Purpose	Maximum/Current Fee	Brief Description of Restrictions/Limitations
Guaranteed Minimum Withdrawal Benefit (GMWB)	Allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.	Maximum Fee (1): •1.65% Annually Current Fee (2): •1.05% Annually
•Having the GMWB rider limits the investment options available to you.
•Excess withdrawals could reduce or even terminate the benefits available.
•Cannot terminate rider until five years after Contract issue.

Standard Death Benefit	Beneficiaries receive a death benefit upon the death of the owner.	No Additional Fee	•Partial withdrawals and partial annuitizations could significantly reduce the benefit and the reduction could be greater than the amount withdrawn.
Automatic Portfolio Rebalancing	Allows you to maintain a specific percentage of your Separate Account division value in specified divisions over time.	No Additional Fee	•Not available if you have a GMWB rider in force. •Can be elected quarterly, semi-annually or annually if you terminate your GMWB rider. •Transfer may be quarterly, semi-annually, or annually.
Dollar Cost Averaging	Allows for automatic scheduled transfers (at your direction) of specific amounts from any underlying mutual fund to any combination of underlying mutual funds at regular intervals.	No Additional Fee
•Not available from division to another division if you have a GMWB rider in force.
•Transfer date cannot be on the 29th, 30th or 31st.
•Transfers must be monthly, quarterly, semi-annually or annually.
•You must provide us notice when you want to stop the scheduled transfers.

Waiver of Surrender Charge Rider	Waives surrender charges in the event of a critical need.	No Additional Fee	Following conditions must be met: •Owner or Annuitant has “critical need” as defined in the prospectus; and •Critical need did not exist before contract date.
(1)    At the end of each calendar quarter, one-fourth of the annual charge is multiplied by the average quarterly For Life withdrawal benefit base. The maximum quarterly charge is 0.4125%.
(2)    The current fee listed here is applicable for applications signed on or after August 1, 2015. For applications signed prior to that date, the current fee for those contract owners is listed in 7. CHARGES.

Guaranteed Minimum Withdrawal Benefit ("GMWB") Rider
One of the primary benefits provided under your Contract is the guaranteed minimum withdrawal benefit and this part of Sec. 10 covers the GMWB Rider’s benefits and limitations. The Contract is issued with a GMWB rider, which is designed to help protect you against the risk of a decrease in the Contract accumulated value due to market declines. This benefit also is intended to help you avoid the risk of outliving your money. The rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value. Some rider provisions may vary from state to state and may be subject to additional restrictions. All material state variations have been described in this prospectus.
Having this rider results in restriction of your Contract investment options to one underlying mutual fund. There is a charge for the rider that is deducted quarterly.
This rider includes an annual bonus for not taking withdrawals for a specific number of years immediately following the purchase of a Contract. Selection of this rider results in restriction of your Contract investment options to a different set of limited GMWB investment options. There is a charge for the rider that is deducted quarterly.
For Life withdrawal benefit payment percentages
This rider permits an election of “Joint Life” withdrawal benefit payments or “Single Life” withdrawal benefit payments. The election of "Joint Life" will result in a lower withdrawal benefit payment than the "Single Life" election.
Bonus feature
This rider has a bonus feature that rewards you for not taking withdrawals for a period of time immediately following purchase of a Contract. The GMWB Bonus increases the For Life withdrawal benefit base, which increases your available For Life withdrawal benefit payment amount. The GMWB Bonus does not increase your Contract accumulated value.
Step-Up feature
This rider has an annual step-up feature that can increase your rider withdrawal benefit payments if your Contract accumulated value increases. The Contract accumulated value increases whenever additional premium payments are made, the division values rise with market growth, or credits (exchange credits) are applied. You may choose to opt out of the GMWB step-up feature if the charge for your rider will increase.
Maximum annual rider charge
This rider has a maximum annual rider charge of 1.65% of the For Life withdrawal benefit base.
Spousal continuation
This rider provides that For Life withdrawal benefit payments may be available to an eligible spouse who continues the Contract with the rider, if certain conditions are met.
Additional Premium Payments
Before your Contract accumulated value is reduced to zero, you may make additional premium payments, subject to the limitations described in this section. We will not accept additional premium payments once the Contract accumulated value becomes zero. The additional premium payments will increase the For Life withdrawal benefit base on the next Contract anniversary.
Excess Withdrawals
Any portion of a withdrawal that exceeds the available withdrawal benefit payment is an excess withdrawal. Excess withdrawals decrease the withdrawal benefit base, which will reduce future withdrawal benefit payments. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal.
Termination
You may not terminate your GMWB rider prior to the 5th Contract anniversary following the rider effective date.
The rider will be terminated upon the earliest of the following to occur:
•The date you send us notice to terminate the rider.
•The date you fully annuitize, fully surrender or otherwise terminate the Contract.
•The For Life withdrawal benefit base is zero.
•The date the Contract owner is changed (annuitant is changed if the owner is not a natural person), except as otherwise provided in this prospectus.
•The date your surviving spouse elects to continue the Contract without the rider.

•The date you make an impermissible change in a covered life.
Example:
Owner is 66 and has $300,000 in his withdrawal benefit base. If the single life withdrawal percentage at age 66 is 5.25%, the annual withdrawal benefit payment would be $15,750, or $1,312.50 per month. If the owner is eligible for the step-up feature, the withdrawal benefit base could increase if the annuity shows market gains for the year. If an excess withdrawal is taken, the annual withdrawal benefit payment available will decrease.
Factors to Consider Before You Buy A Contract With A GMWB Rider
GMWB riders are designed to provide withdrawals for the rest of your life that help protect you from the risk of outliving your money. A GMWB rider allows you to take certain guaranteed annual withdrawals during the Contract accumulation phase, regardless of your Contract accumulated value.
A Contract with a GMWB rider may be appropriate if you:
•Want to benefit from potential annual increases in your rider values that match the growth of your Contract accumulated value.
•Want to protect against the risk of you or your spouse outliving your income.
A Contract with a GMWB rider generally will not be appropriate if you:
•Do not intend to take any withdrawals from your Contract.
•Have an aggressive growth investment objective.
•Plan on taking withdrawals that exceed the GMWB withdrawal limits.
Before you purchase a Contract with a GMWB rider, you should carefully consider the following:
•The features of a GMWB rider may not be purchased separately. As a result, you may pay for rider features that you never use.
•If you take withdrawals that exceed a GMWB rider’s withdrawal limits (excess withdrawals), you will shorten the life of the rider, lower the withdrawal benefit payment(s) and/or cause the rider to terminate for lack of value.
•A GMWB rider does not guarantee that the withdrawal benefit payment(s) will be sufficient to meet your future income needs.
•A GMWB rider is not a guarantee that you will receive any earnings on your premium payments.
•A GMWB rider is not a guarantee that your investment is protected against loss of purchasing power due to inflation.
•A GMWB rider restricts your investment options to investment options that reflect a generally balanced investment objective.
•You may not terminate the GMWB rider until the 5th Contract anniversary following the rider effective date.
GMWB Rider Restrictions/Limitations
The GMWB rider may not be terminated for 5 contract years following the rider effective date.
The GMWB rider does not restrict or change your right to take - or not take - withdrawals under the Contract. All withdrawals reduce the Contract accumulated value by the amount withdrawn and are subject to the same conditions, limitations, fees, charges and deductions as withdrawals otherwise taken under the provisions of the Contract; for example, withdrawals will be subject to surrender charges if they exceed the free surrender amount (see 4. FEE TABLE). However, any withdrawals may have an impact on the value of your rider’s benefits.
If you take withdrawals in an amount that exceeds an available withdrawal benefit payment (excess withdrawal), you will lower the withdrawal benefit payment(s) and/or cause the rider to terminate for lack of value unless you make additional premium payments or a GMWB Step-Up is applied.
There is a charge for the GMWB rider which can increase up to the guaranteed maximum charge for the rider (see 4. FEE TABLE).
The GMWB rider results in restriction of your Contract investment options to more limited GMWB investment options (see GMWB Investment Options in this section).
Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life may result in termination of the rider. If your Contract was issued in California, after an ownership change the benefits will continue and be based on the original owner. See Covered Life Change in this section for further details.

GMWB Investment Options
While the GMWB rider is in effect, the investment options you may select are restricted. The limited investment options available reflect a balanced investment objective and, if your investment goal is aggressive growth, these investment options may not support your investment objective. With GMWB investment options that reflect a balanced investment objective, there is potentially a reduced likelihood that the Contract value goes to zero.
When the GMWB rider is in effect, you must allocate 100% of your Separate Account division value to one of the available Separate Account investment options. Any future premium payments are allocated to the GMWB investment option(s) your Separate Account division value is/are invested in at the time of the new premium payments.
The available investment options are:
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Managed Volatility Account; or
•Diversified Income Account.
NOTE: Previously, we made available Diversified Balanced Account and Diversified Growth Account. If the Contract has the GMWB rider in force and the application was signed December 1, 2013 or later, these investment options are no longer available.
For more information about each of the above investment options, see the underlying mutual fund’s prospectus, which can be found at the following website: www.principal.com/LifeIncomeVAReport.
You may allocate premium payments and transfer Contract value to the Fixed Account. Such allocations and transfers are subject to the provisions of your Contract. See 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations.
You may transfer 100% of your Separate Account division value from your current investment option to one other investment option that is available at the time of the transfer. You may make a transfer by providing us notice (we will effect the transfer at the price next determined after we receive your notice in good order).
We reserve the right to modify the list of available investment options, subject to compliance with applicable regulations. Changes or restrictions will apply only to new purchasers of the Contract or to you if you transfer out of an investment option and wish to transfer back to that investment option. If you transfer from a discontinued investment option, you will not be able to transfer back to that investment option.
GMWB Investment Options Underlying Mutual Funds
You should note that all or most of the GMWB investment options are series of Principal Variable Contracts Funds, Inc., which is managed by Principal Global Investors, LLC ("PGI"), an affiliate of ours. If you wish to invest your Contract accumulated value in underlying mutual funds that are not managed by an affiliate of ours, this Contract may not be appropriate for you.
To the extent that an underlying mutual fund managed by PGI may be included as a GMWB investment option, PGI will receive compensation from the management fee of the underlying mutual fund.
If the GMWB rider terminates, you may invest in more than one of the available investment options.
GMWB Rider Terms
We use the following definitions to describe the features of the GMWB rider:
•Excess Withdrawal - the portion of a withdrawal that exceeds the available withdrawal benefit payment.
•GMWB Bonus - a bonus credited to the withdrawal benefit base, provided certain conditions are met.
•GMWB Step-Up - an increase to the withdrawal benefit base to an amount equal to your Contract’s accumulated value on the most recent Contract anniversary, provided certain conditions are met.
•Required minimum distribution (“RMD”) amount - the amount required to be distributed each calendar year for purposes of satisfying the RMD rules of Section 401(a)(9) of the Internal Revenue Code of 1986, as amended, and related Code provisions in effect as of the rider effective date.
•Rider effective date - the date the rider is issued.
•Withdrawal - any partial surrender (including surrender charges, if any) and/or any partial annuitization of your Contract’s accumulated value.
•Withdrawal benefit base - the basis for determining the For Life withdrawal benefit payment available each year.

•Withdrawal benefit payment - the amount that we guarantee you may withdraw each contract year.
Additional Premium Payments
Before your Contract accumulated value is reduced to zero, you may make additional premium payments, subject to the limitations described below. We will not accept additional premium payments once the Contract accumulated value becomes zero.
While the rider is in effect, we may limit or not accept additional premium payments if we determine that, as a result of the timing and amounts of your additional premium payments and withdrawals, a limitation is necessary for us to manage the financial risks incurred in providing the GMWB. We also reserve the right to limit or not accept additional premium payments if we are not then offering this benefit for new contracts, or if we are offering a modified version of this benefit for new contracts. We will exercise such reservation of right for all annuity owners in the same class, in a non-discriminatory manner.
Withdrawal Benefit Base
The withdrawal benefit base is used to calculate the annual withdrawal benefit payment. We calculate the withdrawal benefit base on the rider effective date and each Contract anniversary.
The initial withdrawal benefit base is equal to the initial premium payment.
On each Contract anniversary, the withdrawal benefit base is reset to the greater of 1 or 2, where:
1= the accumulated value on the Contract anniversary (see GMWB Step-Up in this section).
2 = the result of (a + b + c - d), where:
a = prior year withdrawal benefit base (or initial withdrawal benefit base if first Contract anniversary);
b = additional premiums since the previous Contract anniversary (dollar-for-dollar);
c = any GMWB Bonus credited since the previous Contract anniversary;
d = any excess withdrawals taken since the previous Contract anniversary*.
* NOTE: The reduction for an excess withdrawal will be greater than dollar-for-dollar if the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal. See Excess Withdrawals in this section for information about the negative effect of excess withdrawals.
If you take withdrawals prior to the oldest owner attaining age 59½, the withdrawal benefit base will be reduced for excess withdrawals. If the adjustment for any withdrawal causes the withdrawal benefit base to reduce to zero, the rider will terminate at the next Contract anniversary, unless you make additional premium payments or a GMWB Step-Up is applied.
Withdrawal Benefit Payment
Withdrawal benefit payments are available (i) on the rider effective date if the oldest owner (or oldest annuitant, if the Contract owner is not a natural person) is at least age 59½ or (ii) on the Contract anniversary following the date that the oldest owner (or oldest annuitant, if applicable) attains age 59½.
The withdrawal benefit payments are automatically calculated as “Single Life” unless you provide notice and good order instructions to select “Joint Life” withdrawal benefit payments. If eligible, you may elect “Joint Life” withdrawal benefit payments anytime on or before your first withdrawal following the rider effective date. Once you take this first withdrawal, you cannot change your election of “Single Life” or “Joint Life” withdrawal benefit payments, regardless of any change in life events.
“Single Life” withdrawal benefit payments
“Single Life” withdrawal benefit payments are based on one covered life. The covered life for “Single Life” is the:
a.    Owner if there is only one owner;
b.    Annuitant if the owner is not a natural person;
c.    Youngest joint owner if there are joint owners; or
d.    Youngest annuitant if there are joint annuitants and the owner is not a natural person.
In addition, the covered life must satisfy the rider’s issue age requirements on the date the covered life is designated in accordance with the terms of the rider.

As long as the Contract is in effect, “Single Life” or “Joint Life” withdrawal benefit payments may be taken until the earlier of the date of the death of the first owner to die (first annuitant, if applicable) or the date the withdrawal benefit base reduces to zero.
“Joint Life” withdrawal benefit payments
“Joint Life” withdrawal benefit payments are based on two covered lives. You may only elect “Joint Life” withdrawal benefit payments if there are two covered lives that meet the eligibility requirements. There can be no more than two covered lives. The “Joint Life” election is not available if the owner is not a natural person.
To be eligible for “Joint Life” the covered lives must be:
a.    The owner and the owner’s spouse, provided there is only one owner and the spouse is named as a primary beneficiary; or
b.    The joint owners, provided the joint owners are each other’s spouse.
NOTE:  Under the Code, spousal continuation and certain distribution options are available only to “spouses.” In satisfying such requirements, we will treat same-sex couples legally married in their respective states as having the same rights to benefits under federal law as opposite sex couples. All Contract provisions will be interpreted and administered in accordance with the Code and the relevant Internal Revenue Service guidance. For more information, please see your tax advisor.
NOTE:    At the time a covered life is designated, that covered life must satisfy the age requirements.
As long as the Contract is in effect, “Joint Life” withdrawal benefit payments will continue until the earlier of the date of the death of the last covered life or the date the For Life withdrawal benefit base reduces to zero.
Calculating the Withdrawal Benefit Payment
The withdrawal benefit payment is an amount equal to a percentage multiplied by the withdrawal benefit base.
The withdrawal benefit payment percentage depends on whether you have elected “Single Life” or “Joint Life” and the age of the covered life on the date of the first withdrawal following the rider effective date.
For applications signed on or after August 1, 2015, the following withdrawal benefit payment percentage tables apply:
•“Single Life”:

Age of Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	3.75%
60-64	4.50%
65+	5.00%
•“Joint Life”:

Age of Younger Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	3.25%
60-64	4.00%
65+	4.50%
For applications signed on or after August 1, 2013* but before August 1, 2015, the following withdrawal benefit payment percentage tables apply:
•“Single Life”:

Age of Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	4.00%
60-74	5.00%
75+	5.25%

•“Joint Life”:

Age of Younger Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	3.50%
60-74	4.50%
75+	4.75%
* For Illinois and Montana, August 15, 2013.
For applications signed before August 1, 2013*, the following withdrawal benefit payment percentage tables apply:
•“Single Life”:

Age of Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	4.50%
60-64	5.00%
65-69	5.25%
70-74	5.50%
75-79	6.00%
80+	6.50%
•“Joint Life”:

Age of Younger Covered Life at First Withdrawal	For Life Withdrawal Benefit Payment Percentage
55-59	4.00%
60-64	4.50%
65-69	4.75%
70-74	5.00%
75-79	5.50%
80+	6.00%
* For Illinois and Montana, August 15, 2013.
NOTE:    All withdrawals prior to the Contract anniversary following the oldest owner’s (oldest annuitant’s, if applicable) age 59½ are treated as excess withdrawals when calculating the For Life withdrawal benefit. Under 72t of the Code, a customer can receive substantially equal payments without an IRS tax penalty, even if under age 59½. If you receive 72t distributions and have not reached the Contract anniversary after the oldest owner’s (oldest annuitant’s, if applicable) age 59½, these 72t distributions will be treated as excess withdrawals. See Excess Withdrawals for additional information.
Because the withdrawal benefit payments are tiered based on the age of the younger covered life at the time of the first withdrawal, you should carefully choose when you take the first withdrawal following the rider effective date. Once a withdrawal is taken, the For Life withdrawal benefit payment percentage is locked in for the life of this rider. In addition, when you take your first withdrawal, your election of “Single Life” or “Joint Life” remains locked in and cannot be changed. For example, if you have elected “Joint Life” withdrawal benefit payments and take the first withdrawal when the younger covered life is age 57 and your application was signed on or after August 1, 2015, your For Life withdrawal benefit payment percentage will be locked in at 3.25% for the remaining life of this rider and cannot be changed.
GMWB Bonus
Under the GMWB Bonus we will credit a bonus (“GMWB Bonus”) to the withdrawal benefit base provided you have not taken any withdrawals since the rider effective date. The GMWB Bonus is calculated on each Contract anniversary.

The GMWB Bonus is equal to the total of all premium payments made prior to each Contract anniversary multiplied by the applicable percentage shown in the chart below.

Contract Anniversary (following the rider effective date)	GMWB Bonus Percentage
1	5.00%
2	5.00%
The GMWB Bonus is no longer available after the earlier of:
•The 2nd Contract anniversary following the rider effective date; or
•The date you take a withdrawal following the rider effective date.
NOTE:    The GMWB Bonus is used only for the purposes of calculating the withdrawal benefit base. The GMWB Bonus is not added to your Contract accumulated value.
GMWB Step-Up
The GMWB Step-Up is automatic and applies annually.
If you satisfy the eligibility requirements on a Contract anniversary and your Contract accumulated value is greater than the withdrawal benefit base, we will Step-Up the withdrawal benefit base to your Contract accumulated value on that Contract anniversary. We will not reduce your withdrawal benefit base if your Contract accumulated value on a Contract anniversary is less than the withdrawal benefit base.
NOTE:     All scheduled withdrawals (scheduled partial surrenders) occurring on the Contract anniversary are reflected in the values for the prior contract year and prior to determining if the withdrawal benefit base will Step-Up.
If we increase the rider charge for existing contracts and you are eligible for a GMWB Step-Up of the withdrawal benefit base, you will be charged the increased rider charge. You may choose to opt out of the GMWB Step-Up feature if the charge for your rider will increase. We will send you advance notice if the charge for your rider will increase in order to give you the opportunity to opt out of the GMWB Step-Up feature. Once you opt out, you will no longer be eligible for future GMWB Step-Ups. For more information on the rider charge, see 7. CHARGES.
On each Contract anniversary following the rider effective date, you are eligible for a GMWB Step-Up of the withdrawal benefit base if you satisfy all of the following requirements:
1.    The Contract anniversary occurs before the later of:
a.    the Contract anniversary following the date the oldest owner (oldest annuitant if the owner is not a natural person) attains age 80; or
b.     10 years after the rider effective date;
2.    You have not declined any increases in the rider charge; and
3.    You have not fully annuitized the Contract.
Covered Life Change
For Contracts issued in all states except California:
Any ownership change, change of beneficiary or other change before the annuitization date which would cause a change in a covered life (a “Change”) will result in termination of this rider, except for the following permissible Changes:
1.    Spousal continuation of this rider as described in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit.
2.    If withdrawals have not been taken and you have not previously elected to continue this rider as described in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit, then
a.    You may add a joint owner (non-qualified contracts only) or primary beneficiary to your Contract as a covered life, provided that the new joint owner or primary beneficiary is an eligible covered life.
b.    You may remove a joint owner or primary beneficiary as a covered life.
c.    The For Life withdrawal benefit payment percentage will be based on the age of the covered lives and will lock in at the percentage applicable on the date of your first withdrawal.

3.    If withdrawals have been taken and you have locked in “Single Life” withdrawal benefit payments, then
a.    You may remove a joint owner as a covered life.
b.    You may add a primary beneficiary to your Contract, however, you may not add a primary beneficiary as a covered life for purposes of this rider.
c.    The For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
4.    If withdrawals have been taken and you have locked in “Joint Life” withdrawal benefit payments, then
a.    You may remove a joint owner or primary beneficiary as a covered life.
b.    You may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.
c.     The For Life withdrawal benefit payment percentage will remain locked in at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life. For Life withdrawal benefit payments will cease upon your death.
5.    If you have previously elected to continue this rider as described in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit, then you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider. If the primary beneficiary you add is your spouse, upon your death the spouse can continue the Contract, but the rider will terminate.
No Change is effective until approved by us in writing. Upon our approval, the Change is effective as of the date you signed the notice requesting the Change.
An assignment of the Contract or this rider shall be deemed a request for a Change. If the Change is not one of the above permissible Changes, this rider will be terminated as of the date of the assignment.
For Contracts issued in California only:
Any beneficiary designation or other Contract or rider change before the annuitization date which would cause a change in the covered life (a “Change”) will result in termination of this rider, except for the following permissible Changes:
1.Spousal continuation of this rider as described in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit.
2.    If withdrawals have not been taken and you have not previously elected to continue this rider as described in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit, then
a.    You may add a joint owner or primary beneficiary as a covered life, provided that the new joint owner or primary beneficiary is an eligible covered life.
b.    You may remove a joint owner or primary beneficiary as a covered life.
c.    The withdrawal benefit payment percentage will be calculated based on the age of the covered lives and will lock in at the percentage applicable on the date of your first Withdrawal.
3.    If withdrawals have been taken and you have locked in “Single Life” withdrawal benefit payments, then
a.    You may remove a joint owner as a covered life and withdrawal benefit payments will cease upon your death.
b.    You may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.
c.    The For Life withdrawal benefit payment percentage will remain locked at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life.

4.    If withdrawals have been taken and you have locked in “Joint Life” withdrawal benefit payments, then
a.    You may remove a joint owner or primary beneficiary as a covered life and withdrawal benefit payments will cease upon your death.
b.    You may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.
c.    The withdrawal benefit payment percentage will remain locked at the percentage applicable on the date of your first withdrawal and will not be reset to reflect the removal of the covered life.
5.    If you have previously elected to continue the Rider as provided in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit, you may add a primary beneficiary to your Contract; however, you may not add a primary beneficiary as a covered life for purposes of this rider.
No change is effective until approved by us in writing. Upon our approval, the change is effective as of the date you signed the notice requesting the change.
Effect of Ownership Change for Contracts Issued in California only
NOTE:    An ownership change does not terminate a Contract in California; therefore, these slightly different provisions apply.
If an ownership change has taken place on a Contract after withdrawals have been taken, the following provisions apply:
“Single Life” and “Joint Life” withdrawal benefit payments (ownership change after withdrawals taken for Contracts issued in California):
“Single Life” withdrawal benefit payments continue until the earlier of:
1.    the death of the first covered life to die; or
2.    the withdrawal benefit base is zero.
“Joint Life” withdrawal benefit payments continue until the earlier of:
1.    the death of the last covered life to die; or
2.    the death of the owner; or
3    the withdrawal benefit base is zero.
Effect on Rider Benefits at Death (ownership change after withdrawals taken for Contracts issued in California):
If you die when the Contract accumulated value is greater than zero:
1.    If you are the only owner, upon your death, your primary beneficiary may elect one of the following:
a.    Receive the death benefit under the Contract; or
b.    If the primary beneficiary is your spouse, your spouse may continue the Contract with or without this rider as set forth in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit.
2.    If there are joint owners, upon the death of the first joint owner to die, the surviving joint owner may elect one of the following:
a.    Receive the death benefit under the Contract; or
b.    If the surviving joint owner is your spouse, your spouse may continue the Contract with or without this rider as set forth in 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Death Benefit.

If the Contract accumulated value has reduced to zero:
1.    If “Single Life” For Life withdrawal benefit payments have been elected, upon the death of the covered life, all payments stop and the Contract is terminated. If your (for joint owners, the last surviving joint owner) death proceeds the death of the covered life, payments will continue to the beneficiary until the death of the covered life.
2.    If “Joint Life” For Life withdrawal benefit payments have been elected, upon the death of the last surviving covered life, all payments stop and the Contract is terminated. If your (for joint owners, the last surviving joint owner) death precedes the death of the last surviving covered life, payments will continue to the beneficiary until the death of the last surviving covered life.
Spousal Continuation (ownership change after withdrawals taken for Contracts issued in California):
If you die while this rider is attached to your Contract, your spouse may NOT continue the Contract with this rider if any of the following apply:
1.    The Contract accumulated value is zero.
2.    The Contract and this rider have been previously continued.
3.    You were the sole owner and your spouse is not a primary beneficiary.
4.    There were joint owners and your spouse is not the surviving joint owner.
5.    Your spouse does not meet the minimum age requirement of our rider eligibility guidelines on the date of the continuation election.
NOTE:    Although spousal continuation may be available under the Contract for a subsequent spouse, this rider may only be continued once.
NOTE:    If your spouse is not eligible to continue this rider, or elects not to continue this rider, this rider and all rights, benefits and charges under the rider will terminate.
If none of the statements above apply and your spouse elects to continue the Contract with the rider:
If “Single Life” withdrawal benefit payments were locked in:
1.    The withdrawal benefit payment percentage will continue to be based on the original covered lives.
2.    Withdrawal benefit payments will continue to be available as long as the covered lives are alive.
If “Joint Life” withdrawal benefit payments were locked in:
1.    The withdrawal benefit payment percentage will continue to be based on the original covered lives.
2.    Your spouse may not add a new covered life.
3.    Withdrawal benefit payments will continue to be available as long as covered lives are alive.
All other provisions of this rider will continue as in effect on the date of your death.
Covered Life Change (ownership change after withdrawals taken for Contracts issued in California):
Any beneficiary designation or other Contract or rider change before the annuitization date will not cause a change in the covered life.
Effect of Withdrawals
This GMWB rider does not require you to take an available withdrawal benefit payment. If you elect not to take an available withdrawal benefit payment, that amount will not be carried forward to the next contract year.
If you want to take advantage of the GMWB rider’s GMWB Bonus feature, withdrawals cannot be taken during the period the GMWB Bonus is available. See GMWB Bonus (in this section).
Each time you take a withdrawal, it is reflected immediately in your Contract accumulated value. All scheduled withdrawals (scheduled partial surrenders) occurring on the Contract anniversary are reflected in the values for the prior contract year.

All withdrawals prior to the Contract anniversary following the oldest owner’s (oldest annuitant’s, if applicable) age 59½ are treated as excess withdrawals when calculating the For Life withdrawal benefit. Under 72t of the Code, a customer can receive substantially equal payments without an IRS tax penalty, even if under age 59½. If you receive 72t distributions and have not reached the Contract anniversary after the oldest owner’s (oldest annuitant’s, if applicable) age 59½, these 72t distributions will be treated as excess withdrawals. See Excess Withdrawals below for additional information.
If you take excess withdrawals, the withdrawal benefit base will be reduced on the next Contract anniversary. See Excess Withdrawals below for information about the negative effect of excess withdrawals.
To help you better understand the various features of the rider and to demonstrate how premium payments made and withdrawals taken from the Contract affect the values and benefits under the rider, we have provided several examples in APPENDIX B and APPENDIX C.
Excess Withdrawals
Any portion of a withdrawal that exceeds the available withdrawal benefit payment is an excess withdrawal. Excess withdrawals decrease the withdrawal benefit base, which will reduce future withdrawal benefit payments. The reductions can be greater than dollar-for-dollar when the Contract accumulated value is less than the withdrawal benefit base at the time of the excess withdrawal.
All withdrawals prior to the Contract anniversary following the oldest owner’s (oldest annuitant’s, if applicable) age 59½ are treated as excess withdrawals when calculating the withdrawal benefit. Therefore, if you receive 72t distributions and have not reached the Contract anniversary after the oldest owner’s (oldest annuitant’s, if applicable) age 59½, these 72t distributions will be treated as excess withdrawals.
If you choose to take an excess withdrawal, the equation below shows how to calculate the excess withdrawal adjustment.
Effect on For Life withdrawal benefit base
Excess withdrawals will reduce the withdrawal benefit base in an amount equal to the greater of:
•the excess withdrawal, or
•the result of (a divided by b) multiplied by c, where:
a = the amount withdrawn that exceeds the available withdrawal benefit payment prior to the withdrawal;
b = the Contract accumulated value after the withdrawal benefit payment is deducted, but prior to deducting the amount of the excess withdrawal; and
c = the withdrawal benefit base prior to the adjustment for the excess withdrawal.
NOTE:    All withdrawals taken prior to the date that the oldest owner (oldest annuitant, if applicable) has met the age eligibility requirement are excess withdrawals.
NOTE:    Withdrawals prior to age 59½ may be subject to a 10% IRS penalty tax.
Required Minimum Distribution (RMD) Program for GMWB Riders
Tax-qualified contracts are subject to federal tax rules requiring that RMD be taken on a calendar year basis (i.e., compared to a contract year basis), usually beginning after age 73.
If you are eligible for and enroll in our RMD Program for GMWB Riders, as discussed below, a withdrawal taken to satisfy RMD for the Contract (an “RMD amount”) that exceeds a withdrawal benefit payment for that contract year will not be deemed an excess withdrawal. If you are eligible for and do not enroll in our RMD Program for GMWB Riders, as discussed below, a withdrawal taken to satisfy RMD for the Contract that exceeds a withdrawal benefit payment for that contract year will be deemed an excess withdrawal.

RMD Program
Eligibility in the RMD Program for GMWB Riders is determined by satisfaction of the following requirements:
•The amount required to be distributed each calendar year for purposes of satisfying the RMD rules of the Internal Revenue Code is based only on this Contract (the “RMD amount”); and
•You have elected scheduled withdrawal payments.
NOTE:    Although enrollment in the RMD Program for GMWB Riders does not prevent you from taking an unscheduled withdrawal, an unscheduled withdrawal will cause you to lose the RMD Program protections for the remainder of the contract year. This means that any withdrawals (scheduled or unscheduled) during the remainder of the contract year that exceed applicable For Life withdrawal benefit payments will be treated as excess withdrawals, even if the purpose is to take the RMD amount. You will automatically be re-enrolled in the RMD Program for GMWB Riders on your next Contract anniversary.
We reserve the right to modify or eliminate the RMD Program for GMWB Riders; for example, if there is a change to the Internal Revenue Code or Internal Revenue Service rules or interpretations relating to RMD, including the issuance of relevant IRS guidance. We will send you at least 30 days advance notice of any change in or elimination of the RMD Program for GMWB Riders. Any modifications or elimination of the RMD Program for GMWB Riders will take effect after notice. If we exercise our right to modify or eliminate the RMD Program for GMWB Riders, then any scheduled or unscheduled withdrawal in excess of a withdrawal benefit payment after the effective date of the program’s modification or elimination will be deemed an excess withdrawal.
You may obtain more information regarding our RMD Program for GMWB Riders by contacting your financial professional or by calling us at 1-800-852-4450.
Effect of Reaching the Maximum Annuitization Date
On or before the maximum annuitization date, you must elect one of the Contract or GMWB rider payment options described below.
1.    Contract payment options:
•Payments resulting from applying the Contract accumulated value to an annuity benefit payment option.
•Payment of the Contract accumulated value as a single payment.
2.    GMWB rider payment option:
•Fixed scheduled payments each year in the amount of the For Life withdrawal benefit payment until the date of death of the last covered life.
See Effect of Withdrawals in this section for information on how withdrawals prior to the maximum annuitization date affect the GMWB values.
We will send you written notice at least 30 days prior to the maximum annuitization date and ask you to select one of the available payment options listed above. If we have not received your selection as of the maximum annuitization date, we will automatically apply your Contract accumulated value to an annuity benefit payment option as follows:
•for Contracts with one annuitant - Life Income with payments guaranteed for a period of 10 years.
•for Contracts with joint annuitants - Joint and Full Survivor Income with payments guaranteed for a period of 10 years.
Effect of the Contract Accumulated Value Reaching Zero
We will send you prior written notice whenever reasonably feasible if your Contract accumulated value is approaching zero.

In the event that the Contract accumulated value reduces to zero, we will pay the For Life withdrawal benefit payments as follows:
•If you have taken withdrawal benefit payments prior to the Contract accumulated value reaching zero, your For Life withdrawal option is either “Joint Life” or “Single Life” depending on your election at the time of your first withdrawal.
•If you have not taken withdrawal benefit payments prior to the Contract accumulated value reaching zero, you must elect either
•the “Single Life” withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Single Life” withdrawal benefit payment, until the date of your death (annuitant’s death if the owner is not a natural person); or
•the “Joint Life” withdrawal option: you will receive fixed scheduled payments each year in the amount of the “Joint Life” withdrawal benefit payment, until the date of the death of the last covered life.
NOTE:    In the event that the Contract accumulated value reduces to zero, the withdrawal benefit payments elected above will continue, but all other rights and benefits under the rider and the Contract (including the death benefits) will terminate, and no additional premium payments will be accepted.
Termination and Reinstatement
You may not terminate the rider prior to the 5th Contract anniversary following the rider effective date.
At any point in time, we will terminate the rider upon the earliest of the following to occur:
•The date you send us notice to terminate the rider (after the 5th Contract anniversary following the rider effective date). This will terminate the rider, not the Contract.
•The date you fully annuitize, fully surrender or otherwise terminate the Contract.
•The For Life withdrawal benefit base is zero.
•The date the Contract owner is changed (annuitant is changed if the owner is not a natural person), except a change in owner due to a spousal continuation of the rider as described in Death Benefit in this section or the removal/ addition of a joint life as described in Covered Life Change in this section.
•The date your surviving spouse elects to continue the Contract without the rider (even if prior to the 5th Contract anniversary following the rider effective date).
•The date you make an impermissible change in a covered life.
If the rider terminates for any reason other than full surrender of the Contract, the rider may not be reinstated. Upon termination of the GMWB Rider, any and all benefits and guarantees under the rider will no longer be available to you.
If you surrender the Contract with the rider attached and the Contract is later reinstated, the rider also must be reinstated. At the time the rider is reinstated, we will deduct rider charges scheduled during the period of termination and make any other adjustments necessary to reflect any changes in the amount reinstated and the Contract accumulated value as of the date of termination.
NOTE: If your Contract was issued in California, after an ownership change, the rider will not terminate and the benefits will continue based on the original owner.

Effect of Divorce
The following table illustrates divorce situations and the resulting outcomes.

If…	And…	Then…
You are the sole owner of the contract	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
If no withdrawals have been taken, the withdrawal will be taken based on the “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file unless you direct otherwise.
If withdrawals have been taken, the withdrawal will be based on the For Life withdrawal benefit election on file.
Any portion of such withdrawal that exceeds the available For Life withdrawal benefit payment will be deemed an excess withdrawal.
You will retain all rights and benefits of the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

You are the sole owner of the contract	You direct us to change ownership of the Contract to your former spouse to satisfy a court order	The GMWB rider will terminate. Your former spouse will become the new owner of the Contract and will retain all rights and benefits of the Contract.
Contract is jointly owned	You direct us to take a withdrawal to satisfy a court order to pay a portion of the Contract to your former spouse
If no withdrawals have been taken, the withdrawal will be taken based on the “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file unless you direct otherwise. If withdrawals have been taken, the withdrawal will be based on the For Life withdrawal benefit election on file.
Any portion of such withdrawal that exceeds the available For Life withdrawal benefit payment will be deemed an excess withdrawal.
If you direct us to remove one of the joint owners, the spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the rider while the former spouse will no longer have any such rights or be entitled to any benefits under the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

Contract is jointly owned	You direct us to remove one of the joint owners to satisfy a court order
If withdrawals have been taken, “Single Life” or “Joint Life” For Life withdrawal benefit payment election on file will remain in effect.
If withdrawals have not been taken, For Life withdrawal benefits will be calculated “Single Life”.
The spouse who retains ownership of the Contract will continue to be entitled to all rights and benefits of the rider while the former spouse will no longer have any such rights or be entitled to any benefits under the rider.
Note: If the excess withdrawal causes the For Life withdrawal benefit base to go to zero, the rider will terminate at the next Contract anniversary unless you make additional premium payments or a GMWB Step-Up is applied. For further information, see Excess Withdrawals in this section.

GMWB Summary

Effective Period	Applications Signed Before August 1, 2013 (August 15, 2013 for Illinois and Montana)	Applications Signed August 1, 2013 (August 15, 2013 for Illinois and Montana) through July 31, 2015	Applications Signed on or after August 1, 2015
Issue Age	55-80 NOTE: Prior to January 21, 2013 the minimum issue age was 60.	55-80	55-80
Rider Charge	0.73% of average quarterly For Life withdrawal benefit base	0.95% of average quarterly For Life withdrawal benefit base	1.05% of average quarterly For Life withdrawal benefit base
Annual Withdrawal Limits
•“Single Life” — tiered percentages based on age at first withdrawal, beginning at 4.50% and capping at a maximum of 6.50% of the For Life withdrawal benefit base
•“Joint Life” — tiered percentages based on age at first withdrawal, beginning at 4.00% and capping at a maximum of 6.00% of the For Life withdrawal benefit base

•“Single Life” — tiered percentages based on age at first withdrawal, beginning at 4.00% and capping at a maximum of 5.25% of the For Life withdrawal benefit base
•“Joint Life” — tiered percentages based on age at first withdrawal, beginning at 3.50% and capping at a maximum of 4.75% of the For Life withdrawal benefit base

•“Single Life” — tiered percentages based on age at first withdrawal, beginning at 3.75% and capping at a maximum of 5.00% of the For Life withdrawal benefit base
•“Joint Life” — tiered percentages based on age at first withdrawal, beginning at 3.25% and capping at a maximum of 4.50% of the For Life withdrawal benefit base

For Life Withdrawal Benefit Payments
•“Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

•“Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

•“Single Life” or “Joint Life” (your life and the lifetime of your eligible spouse)
•For Life withdrawal benefit payments default to “Single Life” unless “Joint Life” is elected
•Available the Contract anniversary following the date the oldest owner turns 59½ — all withdrawals prior to that Contract anniversary are excess withdrawals under the For Life withdrawal option

Effective Period	Applications Signed Before August 1, 2013 (August 15, 2013 for Illinois and Montana)	Applications Signed August 1, 2013 (August 15, 2013 for Illinois and Montana) through July 31, 2015	Applications Signed on or after August 1, 2015
Termination	•You may terminate this rider anytime after the 5th Contract anniversary following the rider effective date	•You may terminate this rider any time after the 5th Contract anniversary following the rider effective date	•You may terminate this rider any time after the 5th Contract anniversary following the rider effective date
GMWB Step-Up	•Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.	•Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.	•Automatic annual GMWB Step-Up available until the later of (a) the Contract anniversary prior to age 80 or (b) 10 years after the rider effective date.
GMWB Bonus	•If no withdrawals are taken, a GMWB Bonus is applied to the withdrawal benefit base on each Contract anniversary as shown below. •Year 1 — 5.00% of premium payments •Year 2 — 5.00% of premium payments	•If no withdrawals are taken, a GMWB Bonus is applied to the withdrawal benefit base on each Contract anniversary as shown below. •Year 1 — 5.00% of premium payments •Year 2 — 5.00% of premium payments	•If no withdrawals are taken, a GMWB Bonus is applied to the withdrawal benefit base on each Contract anniversary as shown below. •Year 1 — 5.00% of premium payments •Year 2 — 5.00% of premium payments
Investment Restrictions
You must select either*:
•Diversified Balanced Managed Volatility;
•Diversified Growth Managed Volatility; or
•Diversified Income.
There are no additional restrictions on allocations to the Fixed Account.

You must select either*:
•Diversified Balanced Managed Volatility;
•Diversified Growth Managed Volatility; or
•Diversified Income.
There are no additional restrictions on allocations to the Fixed Account.
You must select either: •Diversified Balanced Managed Volatility; •Diversified Growth Managed Volatility; or •Diversified Income. There are no additional restrictions on allocations to the Fixed Account.
Spousal Continuation	•At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with this rider.	•At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with this rider.	•At the death of the first owner to die, a spouse who is a joint owner or primary beneficiary may have the option to continue the Contract with this rider.
* For Applications signed prior to December 1, 2013, the following Principal Variable Contracts Accounts (Class 2) were the only underlying funds available:  Diversified Balanced Account; Diversified Growth Account; and Diversified Income Account.  For applications signed on or after December 1, 2013, Diversified Balanced Account and Diversified Growth Account are no longer available.

Death Benefit
Another primary benefit under your Contract is a death benefit, which is automatically included with your Contract at no additional cost. The death benefit is provided upon the death of the owner. The Contract will not provide death benefits upon the death of an annuitant unless the annuitant is also an owner or the owner is not a natural person.
The following tables illustrate the various situations and the resulting death benefit payment if death occurs before the annuitization date. If death occurs after the annuitization date, See 9. ANNUITY PERIOD.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as a primary beneficiary
The beneficiary(ies) receives the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.
Upon your death, only your beneficiary’s(ies’) right to the death benefit or the GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

You are the sole owner	Your spouse is named as a primary beneficiary
Your spouse may either
a. continue the Contract; or
b. receive the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
All other beneficiaries receive the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
If a beneficiary dies before you, on your death we will make equal payments to the surviving beneficiaries unless you provided us with other written instructions. If no beneficiary(ies) survives you, the death benefit is paid to your estate in a single payment.
Unless your spouse elects to continue the Contract, only your spouse’s and any other beneficiary’s(ies’) right to the death benefit or the GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse
The surviving owner receives the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
Upon your death, only the surviving owner’s right to the death benefit or the GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

You are a joint owner	The surviving joint owner is your spouse
Your spouse may either
a. continue the Contract; or
b. receive the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
Unless your surviving spouse owner elects to continue the Contract, upon your death, only your spouse’s right to the death benefit or GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

If...	And...	Then...
The annuitant dies	The owner is not a natural person
The beneficiary(ies) receives the death benefit under the Contract or the GMWB Death Benefit, whichever is applicable.
If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions.
Upon the annuitant’s death, only the beneficiary’s(ies’) right to the death benefit or the GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

Payment of Death Benefit
The death benefit is usually paid within five business days of our receiving all required documents (including proof of death) to process the claim. Payment is made according to benefit instructions provided by you. Some states require this payment to be made in less than five business days. Under certain circumstances, this payment may be delayed (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT - Delay of Payments).
NOTE:    Proof of death includes: a certified copy of a death certificate; a certified copy of a court order; a written statement by a medical doctor; or other proof satisfactory to us.
The accumulated value remains invested in the divisions until the valuation period during which we receive the required documents. If more than one beneficiary is named, each beneficiary’s portion of the death benefit remains invested in the divisions until the valuation period during which we receive the required documents for that beneficiary. Unless otherwise required by law, we pay interest on the death benefit from the first day the accumulated value is no longer invested in the divisions until payment is made. After payment of all of the death benefit (including any applicable interest), the Contract is terminated.
Before the annuitization date, you may give us written instructions for payment under a death benefit option. If we do not receive your instructions, the death benefit is paid according to instructions from the beneficiary(ies). The beneficiary(ies) may elect to apply the death benefit under an annuity benefit payment option or receive the death benefit as a single payment. Generally, unless the beneficiary(ies) elects otherwise, we pay the death benefit in a single payment, subject to proof of your death.
No surrender charge applies when a death benefit is paid.
Standard Death Benefit Formula
The Standard Death Benefit is similar to the GMWB Death Benefit with the exception of how withdrawals reduce the death benefit amount. The amount of the standard death benefit is the greatest of a, b or c, where:
a =    the accumulated value on the date we receive proof of death and all required documents;
b =    the total of premium payments minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made prior to the date we receive proof of death and all required documents; and
c =    the highest accumulated value on any Contract anniversary that is wholly divisible by seven (for example, Contract anniversaries 7, 14, 21, 28, etc.) plus any premium payments since that contract anniversary and minus an adjustment for each partial surrender (and any applicable surrender charges and fees) and minus an adjustment for each partial annuitization made after that Contract anniversary.

The adjustment for each partial surrender (and any applicable surrender charges and fees) and for each partial annuitization made prior to the date we receive proof of death and all required documents is equal to (x divided by y) multiplied by z, where:
x =    the amount of the partial surrender (and any applicable surrender charges and fees) or the amount of the partial annuitization; and
y =    the accumulated value immediately prior to the partial surrender or partial annuitization; and
z =    the amounts determined in b or c above immediately prior to the partial surrender or partial annuitization.
Example:    Your accumulated value is $10,000 and you take a partial surrender of $2,000 (20% of your accumulated value). For purposes of calculating the death benefit, we reduce the amounts determined in b or c above by 20%.
For examples of the Standard Death Benefit calculations, see APPENDIX E.
GMWB Death Benefit
NOTE:    The GMWB Death Benefit is available for applications signed on or after August 1, 2013 (August 15, 2013 for Illinois and Montana).
While the GMWB rider is active, the GMWB Death Benefit replaces any other death benefit under the Contract. The GMWB Death Benefit is similar to the Standard Death Benefit with the exception of how withdrawals reduce the death benefit amount. If the GMWB rider is terminated, the GMWB Death Benefit is terminated and is replaced by the Standard Death Benefit.
•If you are the only owner, upon your death, your primary beneficiary may elect one of the following:
•receive the GMWB Death Benefit as set forth below; or
•if the primary beneficiary is your spouse, your spouse may continue the Contract with or without this rider as set forth later in this section.
•If there are joint owners, upon the death of the first joint owner to die, the surviving joint owner may elect one of the following:
•receive the GMWB Death Benefit as set forth below; or
•if the surviving joint owner is your spouse, your spouse may continue the Contract with or without this rider as set forth later in this section.
The GMWB Death Benefit is equal to the greatest of:
1.    the Contract accumulated value as of the valuation date on which we receive the proof of death and all required documents;
2.the total premium payments minus each withdrawal taken on or before the valuation date on which we receive the proof of death and all required documents;
3.the Contract accumulated value that was in effect on any prior Contract anniversary that is divisible equally by 7, plus any premium payments made after that Contract anniversary minus each withdrawal taken after that Contract anniversary.
NOTE:    For 2. and 3. above, a withdrawal that is not a "For Life" Excess Withdrawal will reduce the GMWB Death Benefit by the amount of the withdrawal. Then, each "For Life" Excess Withdrawal will proportionately reduce the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal.
NOTE:    For 2. and 3. above, withdrawals up to the RMD amount under the RMD Program for GMWB Riders are not considered excess withdrawals and reduce the GMWB Death Benefit by the amount of the withdrawal.
For examples of the GMWB Death Benefit calculations, see APPENDIX D.

Contract Accumulated Value is Greater than Zero
The following tables illustrate the various situations and the resulting death benefit payment if death occurs before the annuitization date and while the accumulated value is greater than zero.

If you die and...	And...	Then...
You are the sole owner	Your spouse is not named as a primary beneficiary	The primary beneficiary(ies) will receive the GMWB Death Benefit under the Contract. All other rights and benefits under the rider and Contract will terminate.
You are the sole owner	Your spouse is named as a primary beneficiary
Your spouse may
a. continue the Contract with or without this rider as set forth later in this section; or
b. receive the GMWB Death Benefit under the Contract.
All other primary beneficiaries will receive the GMWB Death Benefit under the Contract.
Unless your spouse elects to continue the Contract with this rider, only your spouse’s and beneficiary(ies)’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

You are a joint owner	The surviving joint owner is not your spouse	Your surviving owner will receive the GMWB Death Benefit under the Contract. All other rights and benefits under the rider and Contract will terminate.
You are a joint owner	The surviving joint owner is your spouse
Your spouse may
a. continue the Contract with or without this rider as set forth later in this section; or
b. receive the GMWB Death Benefit under the Contract.
Unless the surviving spouse owner elects to continue the Contract with this rider, upon your death, only your spouse’s right to the above-selected payments will continue; all other rights and benefits under the rider and Contract will terminate.

If...	And...	Then...
The annuitant dies	The owner is not a natural person
The beneficiary(ies) receive the GMWB Death Benefit under the Contract.
If a beneficiary dies before the annuitant, on the annuitant’s death we will make equal payments to the surviving beneficiaries unless the owner provided us with other written instructions. If no beneficiary(ies) survive the annuitant, the GMWB Death Benefit is paid to the owner.
Upon the annuitant’s death, only the beneficiary(ies) right to the GMWB Death Benefit will continue; all other rights and benefits under the Contract will terminate.

NOTE: The “Joint Life” withdrawal option is not available if the owner is not a natural person.

Contract Accumulated Value is Zero
The following table illustrates the various situations and the resulting outcomes if the Contract accumulated value is zero at your death.

If you die and...	And...	Then...
You are the sole owner	You elected the “Single Life” withdrawal option*	All payments stop and all rights and benefits under the Contract terminate.
You are the sole owner	You elected the “Joint Life” withdrawal option*
We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.
Upon the surviving covered life’s death, all payments stop and all rights and benefits under the Contract terminate.

You are a joint owner	You elected the “Single Life” withdrawal option*	All payments stop and all rights and benefits under the Contract terminate.
You are a joint owner	You elected the “Joint Life” withdrawal option*
We will continue payments to the surviving covered life according to the schedule established when you made your election until the date of the surviving covered life’s death.
Upon the surviving joint owner’s death, all payments stop and all rights and benefits under the Contract terminate.

* See Effect of the Contract Accumulated Value Reaching Zero above for details regarding election of the For Life withdrawal option.

If...	And...	Then...
The annuitant dies	The owner is not a natural person The owner elected the "Single Life" Withdrawal option	The beneficiary(ies) receive the death benefit under the Contract. All payments stop and all rights and benefits under the Contract terminate.
NOTE:    The “Joint Life” withdrawal option is not available if the owner is not a natural person.
Spousal Continuation of the GMWB Rider
This rider provides that the For Life withdrawal benefit payment may be available in certain situations to an eligible spouse who continues the Contract with the rider.
If you die while this rider is in effect and if your surviving spouse elects to continue the Contract in accordance with its terms, the surviving spouse may also elect to continue this rider if
1.    The Contract accumulated value is greater than zero;
2.    There has not been a previous spousal continuation of the Contract and this rider; and
3.    Your spouse is either
    a.    your primary beneficiary, if you were the sole owner; or
    b.    the surviving joint owner, if there were joint owners.
If your spouse elects to continue the Contract without this rider, this rider and all rights, benefits and charges under this rider will terminate and cannot be reinstated.
NOTE:    Although spousal continuation may be available under federal tax laws for a subsequent spouse, this rider may be continued one time only.

The following tables illustrate the various changes and the resulting outcomes associated with continuation of this rider by an eligible surviving spouse.

If you die and ...	And...	Then...
No withdrawals have been taken since the rider effective date	Your spouse meets the minimum issue age requirement
Your spouse may continue the rider and take withdrawals until the earlier of your spouse's death or the For Life withdrawal benefit base reduces to zero.
For Life withdrawal benefits will automatically be calculated as “Single Life” and your spouse will be the sole covered life. Your spouse may not add a new covered life or elect “Joint Life”.
The For Life withdrawal benefit percentage will be based on your spouse’s age and will lock in at the “Single Life” percentage applicable on the date of your spouse’s first withdrawal.
All other provisions of this rider will continue as in effect on the date of your death.

No withdrawals have been taken since the rider effective date	Your spouse does not meet the minimum issue age requirement	The GMWB rider terminates upon your death. All other provisions of the Contract will continue as in effect on the date of your death.

If you die and ...	And...	And...	Then...
Withdrawals have been taken since the rider effective date	You have locked in “Single Life” withdrawal benefits	----	The GMWB rider terminates upon your death. All other provisions of the Contract will continue as in effect on the date of your death.
Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” withdrawal benefits	Your spouse is the surviving covered life
Your spouse may continue the rider and take For Life withdrawal benefit payments until the earlier of your spouse's death or the For Life withdrawal benefit base reduces to zero.
For Life withdrawal benefits will continue to be calculated as “Joint Life”.
The For Life withdrawal benefit percentage will remain locked in at the “Joint Life” percentage applicable on the date of your first withdrawal and will not be reset to reflect your death.
All other provisions of this rider will continue as in effect on the date of your death.

Withdrawals have been taken since the rider effective date	You have locked in “Joint Life” withdrawal benefits	There is no surviving covered life	The GMWB rider terminates upon your death. All other provisions of the Contract will continue as in effect on the date of your death.
Automatic Portfolio Rebalancing (APR)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
Scheduled Transfers (Dollar Cost Averaging)
For details about this benefit, see 8. GENERAL DESCRIPTION OF THE CONTRACT.
Waiver of Surrender Charge Rider
For details about the waiver of surrender charge rider, see 3. OVERVIEW OF THE CONTRACT.

11. PURCHASES AND CONTRACT VALUE

How to Buy a Contract
If you want to buy a Contract, you must submit an application and make an initial premium payment. If you are buying the Contract to fund a SIMPLE-IRA or SEP, an initial premium payment is not required at the time you send in the application. If the application is complete and the Contract applied for is suitable and meets all other regulatory requirements, the Contract is issued. If the completed application is received in good order, the initial premium payment is credited within two valuation days after the later of receipt of the application or receipt of the initial premium payment at our home office. If the initial premium payment is not credited within five valuation days, it is refunded unless we have received your permission to retain the premium payment until we receive the information necessary to issue the Contract.
The date the Contract is issued is the contract date. The contract date is the date used to determine contract years, regardless of when the Contract is delivered.
Accumulated Value
The accumulated value of your Contract is the total of the Separate Account division value plus the Fixed Account value. The Fixed Account is described in 8. GENERAL DESCRIPTION OF THE CONTRACT.
There is no guaranteed minimum Separate Account division value. The value reflects the investment experience of the divisions that you choose and also reflects your premium payments, partial surrenders, surrender charges, partial annuitizations and the Contract expenses deducted from the Separate Account.
The Separate Account division value changes from day to day. To the extent the accumulated value is allocated to the Separate Account divisions, you bear the investment risk. At the end of any valuation period, your Contract’s value in a division is:
•the number of units you have in a division multiplied by
•the value of a unit in the division.
The number of units is equal to the total units purchased by allocations to the division from:
•your initial premium payment;
•subsequent premium payments;
•exchange credit, if any; and
•transfers from another investment option
minus units sold:
•for partial surrenders and/or partial annuitizations from the division;
•as part of a transfer to another division or the Fixed Account; and
•to pay Contract charges and fees (not deducted as part of the daily unit value calculation).
Unit values are calculated each valuation date at the close of normal trading of the NYSE (generally 4:00 p.m. EST). To calculate the unit value of a division, the unit value from the previous valuation date is multiplied by the division’s net investment factor for the current valuation period. The number of units does not change due to a change in unit value.

The net investment factor measures the performance of each division. The net investment factor for a valuation period is [(a plus b) divided by (c)] minus d where:
a =     the share price (net asset value) of the underlying mutual fund at the end of the valuation period;
b =     the per share amount of any dividend* (or other distribution) made by the mutual fund during the valuation period;
c =     the share price (net asset value) of the underlying mutual fund at the end of the previous valuation period; and
d =     the daily charge for Total Separate Account Annual Expenses and any Riders, if applicable. The daily charge is calculated by dividing the annual amount of these expenses by 365 and multiplying by the number of days in the valuation period.
*    When an investment owned by an underlying mutual fund pays a dividend, the dividend increases the net asset value of a share of the underlying mutual fund as of the date the dividend is recorded. As the net asset value of a share of an underlying mutual fund increases, the unit value of the corresponding division also reflects an increase. Payment of a dividend under these circumstances does not increase the number of units you own in the division.
The Company reserves the right to terminate a Contract and send you the accumulated value if no premiums are paid during two consecutive calendar years and the accumulated value (or total premium payments less partial surrenders and applicable surrender charges) is less than $2,000 unless you have a GMWB rider in force. The Company will first notify you of its intent to exercise this right and give you 60 days to increase the accumulated value to at least $2,000.
Distribution of the Contract
The principal underwriter of the Contract is Principal Securities, Inc. (“PSI”), which is a wholly-owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. PSI’s address is Principal Securities, Inc., 655 9th Street, Des Moines, IA 50392.
12. SURRENDERS AND WITHDRAWALS

This section describes general surrenders and withdrawals (“surrenders”) under your Contract. For information about withdrawals under your GMWB rider, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Surrenders
You may surrender your Contract by providing us notice. Surrender requests may be sent to us at the following address (or by contacting us as set forth in 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Telephone and Internet Services):
Principal Life Insurance Company
PO Box 9382
Des Moines, Iowa 50306-9382
Surrenders result in the redemption of units and your receipt of the value of the redeemed units minus any applicable surrender charge and fees. Surrender values are calculated using the price next determined after we receive your request. Surrenders from the Separate Account are generally paid within seven days of the effective date of the request for surrender (or earlier if required by law). However, certain delays in payment are permitted (see 16. ADDITIONAL INFORMATION ABOUT THE CONTRACT – Delay of Payments). Surrenders before age 59½ may involve an income tax penalty (see 13. TAXES).
You may specify surrender allocation percentages with each partial surrender request. If you do not provide us with specific percentages, we will use your premium payment allocation percentages for the partial surrender. Surrenders may be subject to a surrender charge (see 7. CHARGES).
Free Surrender Amount
The free surrender amount may be surrendered without a surrender charge. This amount is the greater of:
•earnings in the Contract (earnings equal accumulated value less unsurrendered premium payments as of the date of the surrender); or
•10% of the premium payments, decreased by any partial surrenders and partial annuitizations since the last Contract anniversary.

Any amount not taken under the free surrender amount in a contract year is not added to the amount available under the free surrender amount for any following contract year(s).
Unscheduled partial surrenders of the free surrender amount may be subject to the transaction fee (see 7. CHARGES - Transaction Fee).
When Surrender Charges Do Not Apply
The surrender charge does not apply to:
•amounts applied under an annuity benefit payment option; or
•payment of any death benefit, however, the surrender charge does apply to premium payments made by a surviving spouse after an owner’s death; or
•amounts distributed to satisfy the minimum distribution requirement of Section 401(a)(9) of the Internal Revenue Code, provided that the amount surrendered does not exceed the minimum distribution amount which would have been calculated based on the value of this Contract alone; or
•an amount transferred from a Contract used to fund an IRA to another annuity contract issued by the Company to fund an IRA of the participant’s spouse when the distribution is made pursuant to a divorce decree.
Total Surrender
•You may surrender the Contract at any time before the annuitization date.
•Surrender values are calculated using the price next determined after we receive your request in good order.
•The cash surrender value is your accumulated value minus any applicable surrender charges and fee(s).
•We reserve the right to require you to return the Contract.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender. A collateral assignment is an agreement under which you assign the annuity benefits to a lender as collateral for a loan. An irrevocable beneficiary is someone whose name cannot be removed from this annuity contract without his or her consent.
Unscheduled Partial Surrender
•You may surrender a part of your accumulated value at any time before the annuitization date.
•You must specify the dollar amount of the surrender (which must be at least $100).
•The surrender is effective at the end of the valuation period during which we receive your written request for surrender.
•The surrender is deducted from your investment options according to your surrender allocation percentages.
•If surrender allocation percentages are not specified, we use your premium payment allocation percentages.
•We surrender units from your investment options to equal the dollar amount of the surrender request plus any applicable surrender charge and transaction fee, if any.
•Your accumulated value after the unscheduled partial surrender must be equal to or greater than $5,000; we reserve the right to increase this amount up to and including $10,000.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to surrender.
Scheduled Partial Surrender
•You may request partial surrenders from any of your investment options on a scheduled basis.
•Your accumulated value must be at least $5,000 when the scheduled partial surrenders begin.
•You may specify monthly, quarterly, semi-annually or annually and choose a surrender date (other than the 29th, 30th or 31st).
•If the selected date is not a valuation date, the partial surrender is completed on the next valuation date.
•All scheduled partial surrenders occurring on the Contract anniversary are reflected in the values for the prior contract year.
•We surrender units from your investment options to equal the dollar amount of the partial surrender request plus any applicable partial surrender charge.
•The partial surrenders continue until your value in the investment option is zero or we receive written notice to stop the partial surrenders.
•The written consent of all collateral assignees and irrevocable beneficiaries must be obtained prior to partial surrender.

13. TAXES
The following description is a general summary of the tax rules, primarily related to federal income taxes, which in our opinion are currently in effect. These rules are based on laws, regulations and interpretations which are subject to change at any time. This summary is not comprehensive and is not intended as tax advice. Federal estate and gift tax considerations, as well as state and local taxes, may also be material. You should consult a tax advisor about the tax implications of taking action under a Contract or related retirement plan.
Taxation of Non-Qualified Contracts
Non-Qualified Contracts
Section 72 of the Internal Revenue Code (the “Code”) governs the income taxation of annuities in general.
•Premium payments made under non-qualified contracts are not excludable or deductible from your gross income or any other person’s gross income.
•An increase in the accumulated value of a non-qualified contract owned by a natural person resulting from the investment performance of the Separate Account is generally not taxable until paid out as surrender proceeds, death benefit proceeds, or otherwise.
•Generally, owners who are non-natural persons (such as a trust, partnership or corporation) are immediately taxed on any increase in the accumulated value unless the non-natural person is acting as an agent for a natural person.
The following discussion applies generally to Contracts owned by natural persons.
•Surrenders or partial surrenders are taxed as ordinary income to the extent of the accumulated income or gain under the Contract.
•The value of the Contract pledged or assigned is taxed as ordinary income to the same extent as a partial surrender.
•Annuity benefit payments:
•The basic rule for taxing annuity benefit payments is that part of each annuity benefit payment is considered a nontaxable return of the investment in the Contract and part is considered taxable income. An “exclusion ratio” is applied to each annuity benefit payment to determine how much of the payment is excludable from gross income. The remainder of the annuity benefit payment is includable in gross income for the year received.
•The “investment in the Contract” is generally the total of the premium payments made less any tax-free return of premiums.
•After the investment in the Contract is paid out, the full amount of any annuity benefit payment is taxable.
For purposes of determining the amount of taxable income resulting from distributions, all Contracts and other annuity contracts issued by us or our affiliates to the same owner within the same calendar year are treated as if they are a single contract.
Transfer of ownership may have tax consequences to the owner. For owners who are non-natural persons changing the annuitant may have tax consequences to the owner. Please consult with your tax advisor before changing the owner or annuitant on your Contract.
Required Distributions for Non-Qualified Contracts
In order for a non-qualified contract to be treated as an annuity contract for federal income tax purposes, the Code requires:
•If the person receiving payments dies on or after the annuitization date but prior to the time the entire interest in the Contract has been distributed, the remaining portion of the interest is distributed at least as rapidly as under the method of distribution being used as of the date of that person’s death.
•If you die prior to the annuitization date, the entire interest in the Contract will be distributed:
•within five years after the date of your death; or
•as annuity benefit payments (or similar periodic payments) which begin within one year of your death and which are made over the life of your designated beneficiary or over a period not extending beyond the life expectancy of that beneficiary.
•If the Contract is owned by a trust, corporation or other non-natural person, then the death of the annuitant will be treated as the death of the owner.

Generally, unless the beneficiary elects otherwise, the above requirements are satisfied prior to the annuitization date by paying the death benefit in a single payment, subject to proof of your death. The beneficiary may elect, by written request, to receive an annuity benefit payment option instead of a single payment.
If your designated beneficiary is your surviving spouse, the Contract may be continued with your spouse deemed to be the new owner for purposes of the Code. When the owner receiving payments is not a natural person, the required distributions provided for in the Code apply upon the death of the annuitant.
Early Distribution Penalty
If you take a premature distribution from the Contract, you may incur a 10% income tax penalty on the taxable portion of the distribution, unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made under an immediate annuity contract; or
•allocable to contributions made prior to August 14, 1982.
Tax reporting distributions from an annuity contract that is owned by a trust: The Internal Revenue Service (IRS) determined in Private Letter Ruling 202031008 that a non-grantor trust cannot attain age 59½, become disabled, or have a life expectancy. Thus, the IRS held that those three exceptions to the 10% penalty are not applicable to distributions from a deferred annuity contract that is owned by a non-grantor trust. Alternatively, the IRS held that a deferred annuity contract owned by a grantor trust can utilize those three exceptions if the grantor qualifies for the exception (for example, the grantor attained age 59½ at the time of the distribution). Consult a tax advisor for further information.
Tax-Free Exchanges
Under Section 1035 of the Code, the exchange of one annuity contract for another is not a taxable transaction if the same owner is on each contract in the exchange, but may be reportable to the IRS.
Net Investment Income Tax
The Net Investment Income Tax is imposed at a rate of 3.8% on net investment income for higher tax bracket individuals.
This tax may apply to an individual’s net investment income if the individual’s modified Adjustable Gross Income exceeds $200,000 for a single filer or $250,000 for a married filing jointly filer. The tax applies to income from interest, dividends, annuities, royalties and rents not obtained in a normal trade of business. The tax may also apply to certain trusts and estates with net investment income.
Income from annuities that are part of a qualified retirement plan (as described in the following section) are not treated as investment income for the purpose of this new tax and thus are not subject to the new 3.8% rate but may be includible for purposes of determining whether the applicable Net Investment Income Tax income limits are exceeded.
Taxation of Qualified Contracts
Tax-Qualified Contracts: IRA, SEP, and SIMPLE-IRA
The Contract may be used to fund IRAs, SEPs, and SIMPLE-IRAs.
•IRA – An Individual Retirement Annuity (IRA) is a retirement savings annuity. Contributions grow tax deferred.
•SEP-IRA – SEP stands for Simplified Employee Pension and is a form of IRA. A SEP allows you, as an employer, to provide retirement benefits for your employees by contributing to their IRAs.
•SIMPLE-IRA – SIMPLE stands for Savings Incentive Match Plan for Employees. A SIMPLE-IRA allows employees to save for retirement by deferring salary on a pre-tax basis and receiving predetermined company contributions.

The tax rules applicable to owners, annuitants and other payees vary according to the type of plan and the terms and conditions of the plan itself. In general, premium payments made under a retirement program recognized under the Code are excluded from the participant’s gross income for tax purposes prior to the annuity benefit payment date (subject to applicable state law). The portion, if any, of any premium payment made that is not excluded from their gross income is their investment in the Contract. Aggregate deferrals under all plans at the employee’s option may be subject to limitations.
Tax-qualified retirement arrangements, such as IRAs, SEPs, and SIMPLE-IRAs, are tax-deferred. You derive no additional benefit from the tax deferral feature of the annuity. Consequently, an annuity should be used to fund an IRA, or other tax qualified retirement arrangement to benefit from the annuity’s features other than tax deferral. These features may include guaranteed lifetime income, death benefits without surrender charges, guaranteed caps on fees, and the ability to transfer among investment options without sales or withdrawal charges.
The tax implications of these plans are further discussed in the SAI under the heading Taxation Under Certain Retirement Plans. Check with your tax advisor for the rules which apply to your specific situation.
Premature Distributions
There is a 10% additional penalty tax under the Code on the taxable portion of a “premature distribution” from IRAs, IRA rollovers, SEP-IRAs and SIMPLE-IRAs. The tax penalty is increased to 25% in the case of distributions from SIMPLE-IRAs during the first two years of participation in the SIMPLE IRA. Generally, an amount is a “premature distribution” unless the distribution is:
•made on or after you reach age 59½;
•made to a beneficiary on or after your death;
•made upon your disability as defined in the Code;
•part of a series of substantially equal periodic payments for the life or life expectancy of you or you and your designated beneficiary;
•made to pay certain deductible medical expenses;
•for health insurance premiums while unemployed;
•for first home purchases (up to $10,000);
•for qualified higher education expenses;
•for qualified disaster tax relief distributions;
•for qualified reservist distributions;
•for terminal illness distributions;
•a corrective distribution (for an excess contribution and any allocable earnings) made on or before the due date (including extensions) of your income tax return;
•for amounts levied by the IRS directly against your IRA; or
•a qualified birth or adoption distribution (up to $5,000).
For more information regarding premature distributions, please reference IRS Publication 590-B and consult your tax advisor.
Rollover IRAs
If you receive a lump-sum distribution from a qualified retirement plan, tax-sheltered annuity or governmental 457(b) plan, you may maintain the tax-deferred status of the distribution by rolling it over into an eligible retirement plan or IRA. You can accomplish this by electing a direct rollover from the plan, or you can receive the distribution and roll it over into an eligible retirement plan or IRA within 60 days. However, if you do not elect a direct rollover from the plan, the plan is required to withhold 20% of the taxable portion of the distribution. This amount is sent to the IRS as income tax withholding to be credited against your taxes. Amounts received prior to age 59½ and not rolled over may be subject to an additional 10% penalty tax. You may roll over amounts from a qualified plan directly to a Roth IRA. As part of this rollover, previously taxed deferred funds from the qualified plan are converted to after-tax funds under a Roth IRA. Generally, the entire rollover is taxable (unless it includes after-tax dollars) and is included in gross income in the year of the rollover/conversion. For more information, please consult your tax advisor.
In addition, not more frequently than once every twelve months, an owner may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA providers or to Roth IRA conversions. For more information, please consult your tax advisor.

Roth IRAs
The Contract may be purchased to fund a Roth IRA. Contributions to a Roth IRA are not deductible from taxable income. Subject to certain limitations, a traditional IRA, SEP-IRA or SIMPLE-IRA may be converted into a Roth IRA or a distribution from such an arrangement may be rolled over to a Roth IRA. However, a conversion or a rollover to a Roth IRA is not excludable from gross income. If certain conditions are met, qualified distributions from a Roth IRA are tax-free. For more information, please contact your tax advisor.
Required Minimum Distributions for IRAs
The Required Minimum Distribution (RMD) regulations dictate when individuals must start taking payments from their IRA. Generally, you must commence taking required minimum distributions (“RMDs”) from an IRA Contract not later than your “Required Beginning Date.” The Required Beginning Date for your first RMD for IRAs (including SEPs and SIMPLE IRAs) is April 1st of the year following the calendar year in which you reach
•70½ if you attained 70½ by December 31st, 2019
•72 if you attained 72 by December 31st, 2022
•73 if you attain age 72 on/after January 1st, 2023
•75 if you attain age 74 on/after January 1st, 2033
Thereafter, the RMD is required no later than December 31 of each calendar year.
The RMD rules apply to traditional IRAs, as well as SEP-IRAs and SIMPLE-IRAs, during the lifetime and after the death of IRA owners. They do not, however, apply to Roth IRAs during the lifetime of the Roth IRA owner. If an individual owns more than one IRA, the RMD amount must be determined for each IRA, but the actual distribution can be satisfied from a combination of one or more of the owner's IRAs. Roth IRAs may not be aggregated with other IRAs, but may be aggregated with other Roth IRAs.
Upon the death of the owner the required minimum distribution options available to the beneficiary will depend upon the beneficiary’s status at the time of death.
Eligible Designated Beneficiary: An “eligible designated beneficiary” may direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of owner’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1) the owner’s spouse, (2) no more than ten (10) years younger than the owner, (3) the owner’s minor child who has not reached majority (age 21), (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary on the IRA Contract, the surviving spouse may have additional distribution options. An eligible designated beneficiary who is the owner’s minor child ceases to retain the status of eligible designated beneficiary upon reaching the age of majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
Non-eligible Designated Beneficiary: A non-eligible designated beneficiary must distribute the entire balance of the IRA Contract by December 31 of the year in which occurs the tenth anniversary of the owner’s death. If the owner had reached his or her Required Beginning Date prior to death, the beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the owner’s death.
No individual designated as beneficiary: If the owner had not reached his or her Required Beginning Date prior to death and there is no designated beneficiary or owner’s beneficiary is not an individual (for example, the beneficiary is the owner’s estate), the entire balance of the IRA Contract must be paid by December 31 of the year in which occurs the fifth anniversary of owner’s death. If owner had attained his or her Required Beginning Date prior to death, and there is no designated beneficiary or owner’s beneficiary is not an individual, distributions must continue at least as rapidly as under the method in effect at the date of death.
NOTE:    Contractual limitations exist that may limit the ability to satisfy an individual's multiple RMD obligations via this annuity. For details, see 10. BENEFITS AVAILABLE UNDER THE CONTRACT - Required Minimum Distribution (RMD) Program for GMWB Riders.
An IRS penalty tax of up to 25% may be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.
Withholding

Annuity benefit payments and other amounts received under the Contract are subject to income tax withholding unless the recipient elects not to have taxes withheld. The amounts withheld vary among recipients depending on the tax status of the individual and the type of payments from which taxes are withheld. State withholding tax may also apply.
Notwithstanding the recipient’s election, withholding may be required on payments delivered outside the United States. Moreover, special withholding rules may require us to disregard the recipient’s election if the recipient fails to supply us with a taxpayer identification number (social security number for individuals), or if the Internal Revenue Service notifies us that the taxpayer identification number provided by the recipient is incorrect.
14. LEGAL PROCEEDINGS
There are no legal proceedings pending which are likely to have a material adverse effect on Separate Account B, the ability of the principal underwriter to perform its obligations, or the ability of the Company to meet its obligations under the Contract.
15. FINANCIAL STATEMENTS
The financial statements of the Company and the Separate Account can be found in the Statement of Additional Information ("SAI"). The consolidated financial statements of Principal Life Insurance Company that are incorporated in the SAI should be considered only as they relate to our ability to meet our obligations under the Contract. They do not relate to the investment performance of the assets held in Separate Account B.
16. ADDITIONAL INFORMATION ABOUT THE CONTRACT
The Contract
The entire Contract is made up of the Contract, amendments, riders and endorsements and data page. Only our corporate officers can agree to change or waive any provisions of a Contract. Any change or waiver must be in writing and signed by an officer of the Company.
Delay of Payments
Surrendered amounts are generally disbursed within seven calendar days after we receive your instruction for a surrender in a form acceptable to us. This period may be shorter where required by law. However, payment of any amount upon total or partial surrender, death, annuitization of the accumulated value or the transfer to or from a division may be deferred during any period when the right to sell mutual fund shares is suspended as permitted under provisions of the Investment Company Act of 1940 (as amended).
The right to sell shares may be suspended during any period when:
•trading on the NYSE is restricted as determined by the SEC or when the NYSE is closed for other than weekends and holidays; or
•an emergency exists, as determined by the SEC, as a result of which:
•disposal by a mutual fund of securities owned by it is not reasonably practicable;
•it is not reasonably practicable for a mutual fund to fairly determine the value of its net assets; or
•the SEC permits suspension for the protection of security holders.
If payments are delayed the transfer will be processed on the first valuation date following the expiration of the permitted delay unless we receive your written instructions to cancel your surrender, annuitization, or transfer. Your written instruction must be received in the home office prior to the expiration of the permitted delay. The transaction will be completed within seven business days following the expiration of a permitted delay.
In addition, we reserve the right to defer payment of that portion of your accumulated value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 business days) to allow the check to clear the banking system.
We also may defer payment of surrender proceeds payable out of the Fixed Account for a period of up to six months.
Misstatement of Age or Gender
If the age or, where applicable, gender of the annuitant has been misstated, we adjust the annuity benefit payment under your Contract to reflect the amount that would have been payable at the correct age and gender. If we make any overpayment because of incorrect information about age or gender, or any error or miscalculation, we deduct the overpayment from the next payment or payments due. Underpayments are added to the next payment.
Assignment
If your Contract is part of your qualified plan, IRA, SEP, or SIMPLE-IRA, you may not assign ownership.
You may assign ownership of your non-qualified contract. Each assignment is subject to any payments made or action taken by the Company prior to our notification of the assignment. We assume no responsibility for the validity of any assignment. An assignment or pledge of a Contract may have adverse tax consequences.
An assignment must be made in writing and filed with us at our home office. The irrevocable beneficiary(ies), if any, must authorize any assignment in writing. Your rights, as well as those of the annuitant and beneficiary, are subject to any assignment on file with us. Any amount paid to an assignee is treated as a partial surrender and is paid in a single payment.
The Company may refuse any assignment or transfer at any time on a non-discriminatory basis and may refuse any assignment where it believes such assignment may cause the development of a trading market.
If your Contract has a GMWB rider in force, an assignment of the Contract shall be deemed a request for a change in a covered life. If the change in covered life is not permissible under this rider, the rider will be terminated as of the date of the assignment. See 10. BENEFITS AVAILABLE UNDER THE CONTRACT.
Contract Termination
We reserve the right to terminate the Contract and make a single payment (without imposing any charges) to you if your accumulated value at the end of the accumulation period is less than $2,000 unless you have the GMWB rider in force. Before the Contract is terminated, we will send you a notice giving you 60 days to increase the accumulated value to $2,000. Termination of the Contracts will not unfairly discriminate against any owner.
Reinstatement
Reinstatement is only available for full surrender of your Contract. You cannot reinstate a partial surrender or partial annuitization; if you return either of these amounts, they will be considered new premium payments.
If you have requested to replace this Contract with an annuity contract from another company and want to reinstate this Contract, the following apply:
•we reinstate the Contract effective on the original surrender date;
•we apply the amount received from the other company (“reinstatement amount”) and the amount of the surrender charge you paid when you surrendered the Contract;
•these amounts are priced on the valuation date the money from the other company is received by us;
•commissions are not paid on the reinstated amounts; and
•new data page is sent to your address of record.
If a GMWB rider was in force at the time of surrender, rider fees will apply for the period between the date you requested termination and the date your Contract was reinstated.
If a GMWB rider was in force at the time of surrender, rider benefits will be adjusted when the amount originally surrendered differs from the reinstated amount.
Reports
We will mail to you a statement, along with any reports required by state law, of your current accumulated value at least once per year prior to the annuitization date. After the annuitization date, any reports will be mailed to the person receiving the annuity benefit payments.
Quarterly statements reflect purchases and redemptions occurring during the quarter as well as the balance of units owned and accumulated values.

Telephone and Internet Services
If you elect telephone services or you elect internet services and satisfy our internet service requirements (which are designed to ensure compliance with federal UETA and E-SIGN laws), instructions for the following transactions may be given to us via the telephone or internet:
•make premium payment allocation changes;
•set up Dollar Cost Averaging (DCA) scheduled transfers;
•make transfers; and
•make withdrawals from your annuity in accordance with the Company's current withdrawal guidelines.
Neither the Company nor the Separate Account is responsible for the authenticity of telephone service or internet transaction requests. We reserve the right to refuse telephone service or internet transaction requests. You are liable for a loss resulting from a fraudulent telephone or internet order that we reasonably believe is genuine. We follow procedures in an attempt to assure genuine telephone service or internet transactions. If these procedures are not followed, we may be liable for loss caused by unauthorized or fraudulent transactions. The procedures may include recording telephone service transactions, requesting personal identification (for example, name, address, security phrase, password, daytime telephone number, or birth date) and sending written confirmation to your address of record.
Instructions received via our telephone services and/or the internet are binding on both owners if the Contract is jointly owned.
If the Contract is owned by a business entity or a trust, an authorized individual (with the proper password) may use telephone and/or internet services. Instructions provided by the authorized individual are binding on the owner.
We reserve the right to modify or terminate telephone service or internet transaction procedures at any time. Whenever reasonably feasible, we will provide you with prior notice (by mail or by email, if previously authorized by you) if we modify or terminate telephone service or internet transaction procedures. In some instances, it may not be reasonably feasible to provide prior notice if we modify or terminate telephone service or internet transaction procedures; however, any modification or termination will apply to all Contract owners in a non-discriminatory fashion.
Telephone Services
Telephone services are available to you. Telephone services may be declined on the application or at any later date by providing us with written notice. You may also elect telephone authorization for your registered representative by providing us written notice.
If you elect telephone privileges, instructions
•may be given by calling us at 1-800-852-4450 while we are open for business (generally, between 8 a.m. and 6 p.m. Eastern Time on any day that the NYSE is open).
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation date that we receive good order instructions.
Internet
Internet services are available to you if you register for a secure login on the Principal Financial Group web site, www.principal.com. You may also elect internet authorization for your registered representative by providing us written notice.
If you register for internet privileges, instructions
•that are in good order and received by us before the close of a valuation period will receive the price next determined (the value as of the close of that valuation period).
•that are in good order and received by us after the close of a valuation period will receive the price next determined (the value as of the close of the next valuation period).
•that are not in good order when received by us will be effective the next valuation day that we receive good order instructions.

Important Information About Customer Identification Procedures
To help the government fight the funding of terrorism and money laundering activities, Federal law requires financial institutions to obtain, verify, and record information that identifies each person who applies for a Contract. When you apply for a Contract, we will ask for your name, address, date of birth, and other information that will allow us to verify your identity. We may also ask to see your driver’s license or other identifying documents.
If concerns arise with verification of your identification, no transactions will be permitted while we attempt to reconcile the concerns. If we are unable to verify your identity within 30 days of our receipt of your original premium payment, the Contract will be terminated and any value surrendered in accordance with normal redemption procedures. We will not suspend your right of full redemption or postpone the date of payment upon redemption except as permitted by Section 22(e) of the Investment Act of 1940 or as amended.
We do not knowingly sell annuities that are for the benefit of a business/organization that is illegal under Federal and/or State law (such as a marijuana clinic), or a person who owns or receives income from such an entity or whose source of funds is illegal.
Performance Calculation
The Separate Account may publish advertisements containing information (including graphs, charts, tables and examples) about the hypothetical performance of its divisions for this Contract as if the Contract had been issued on or after the date the underlying mutual fund in which the division invests was first offered. The hypothetical performance from the date of the inception of the underlying mutual fund in which the division invests is calculated by reducing the actual performance of the underlying mutual fund by the fees and charges of this Contract as if it had been in existence.
The yield and total return figures described below vary depending upon market conditions, composition of the underlying mutual fund’s portfolios and operating expenses. These factors and possible differences in the methods used in calculating yield and total return should be considered when comparing the Separate Account performance figures to performance figures published for other investment vehicles. The Separate Account may also quote rankings, yields or returns as published by independent statistical services or publishers and information regarding performance of certain market indices. Any performance data quoted for the Separate Account represents only historical performance and is not intended to indicate future performance. For further information on how the Separate Account calculates yield and total return figures, see the SAI.
From time to time the Separate Account advertises its Money Market division’s “yield” and “effective yield” for these Contracts. Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of the division refers to the income generated by an investment in the division over a 7-day period (which period is stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly but, when annualized, the income earned by an investment in the division is assumed to be reinvested. The “effective yield” is slightly higher than the “yield” because of the compounding effect of the assumed reinvestment.
The Separate Account also advertises the average annual total return of its various divisions. The average annual total return for any of the divisions is computed by calculating the average annual compounded rate of return over the stated period that would equate an initial $1,000 investment to the ending redeemable accumulated value.
The Underlying Mutual Funds
The underlying mutual funds are registered under the Investment Company Act of 1940 as open-end investment management companies. The underlying mutual funds provide the investment vehicles for the Separate Account.
We purchase and sell shares of the underlying mutual fund for the Separate Account at their net asset value. Shares represent interests in the underlying mutual fund available for investment by the Separate Account. Each underlying mutual fund corresponds to one of the divisions. The assets of each division are separate from the others. A division’s performance has no effect on the investment performance of any other division.

The underlying mutual funds are NOT available to the general public directly. The underlying mutual funds are available only as investment options in variable life insurance policies and/or variable annuity contracts issued by life insurance companies and qualified plans. Some of the underlying mutual funds have been established by investment advisers that manage publicly available mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after publicly available mutual funds, you should understand that the underlying mutual funds are not otherwise directly related to any publicly available mutual fund. Consequently, the investment performance of any underlying mutual fund may differ substantially from the investment performance of a publicly available mutual fund.
Legal Opinions
Legal matters applicable to the issue and sale of the Contracts, including our right to issue Contracts under Iowa Insurance Law, have been passed upon by Doug Hodgson, Counsel.
Other Variable Annuity Contracts
The Company currently offers other variable annuity contracts that participate in Separate Account B. In the future, we may designate additional group or individual variable annuity contracts as participating in Separate Account B.
Householding
To avoid sending duplicate copies of materials to owners, only one copy of the applicable prospectus will be mailed to owners having the same name and address on our records. The consolidation of these mailings, called householding, benefits us through reduced mailing expense. If you want to receive multiple copies of these materials, you may call us at 1-800-852-4450. You may also notify us in writing. Individual copies of prospectuses and reports will be sent to you within thirty (30) days after we receive your request to stop householding.
Payments to Financial Intermediaries
The Company pays compensation to broker-dealers, financial institutions, and other parties (“Financial Intermediaries”) for the sale of the Contract according to schedules in the sales agreements and other agreements reached between the Company and the Financial Intermediaries. Such compensation generally consists of commissions on premiums paid on the Contract. The Company and/or its affiliates may also pay other amounts (“Additional Payments”) that include, but are not limited to, marketing allowances, expense reimbursements, and educational payments. These Additional Payments are designed to provide incentives for the sale of the Contracts as well as other products sold by the Company and may influence the Financial Intermediaries or their registered representatives to recommend the purchase of this Contract over competing annuity contracts or other investment products. You may ask your registered representative about these differing and divergent interests, how your registered representative is personally compensated, and how your registered representative’s broker-dealer is compensated for soliciting applications for the Contract.
We and/or our affiliates provide services to and/or funding vehicles for welfare benefit plans, retirement plans and employer sponsored benefits. We and our affiliates may pay a bonus or other consideration or incentive to brokers or dealers:
•if a participant in such a welfare benefit or retirement plan or an employee covered under an employer sponsored benefit purchases an individual product with the assistance of a registered representative of an affiliate of ours;
•if a participant in such a retirement plan establishes a rollover individual retirement account with the assistance of a registered representative of an affiliate of ours;
•if the broker or dealer sold the funding vehicle the welfare benefit or retirement plan or employer sponsored benefit utilizes; or
•based on the broker's or dealer's relationship to the welfare benefit or retirement plan or employer sponsored benefit.
The broker or dealer may pay to its financial professionals some or all of the amounts we pay to the broker or dealer.

Conflicts of Interest Related to Underlying Mutual Funds
Compensation and Underlying Mutual Fund Selection
When selecting the underlying mutual funds, we consider each such fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the underlying mutual funds, their advisers, sub-advisers, or their distributors, which can be significant. Additionally, we offer certain underlying mutual funds at least in part because they are managed by an affiliate.
Compensation We Receive from Underlying Mutual Funds
The Company and certain of our affiliates receive compensation from certain underlying mutual funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of an underlying mutual fund’s assets and is as much as 0.25% of the average net assets of an underlying mutual fund that are attributable to the variable life insurance products issued by us and our affiliates that offer the particular fund (the Company’s variable contracts). An investment in an underlying mutual fund with a 12b-1 fee will increase the cost of your investment.
Compensation We Receive from Underlying Mutual Fund Advisors
We and certain of our affiliates also receive compensation from the advisers and sub-advisers to some of the underlying mutual funds. We use this compensation for such purposes as paying expenses that we incur in promoting, issuing, distributing and administering the Contract and providing services on behalf of the underlying mutual funds in our role as intermediary. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation. Such compensation is not reflected in an underlying mutual fund's expenses in cases where it is not paid directly out of such fund’s assets, or if it is derived, in whole or in part, from the advisory fee deducted from fund assets. Owners, through their indirect investment in the underlying mutual funds, bear the costs of these advisory fees.
Other Conflicts of Interest
The underlying mutual funds are available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the separate account and other separate accounts of the Company. Although we do not anticipate any disadvantages to these arrangements, it is possible that a material conflict may arise between the interests of the separate account and one or more of the other separate accounts participating in the underlying mutual funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the underlying mutual funds involved in the conflict or substituting shares of other funds.
Mutual Fund Diversification
The United States Treasury Department has adopted regulations under Section 817(h) of the Internal Revenue Code which establishes standards of diversification for the investments underlying mutual funds available under this Contract. Under this Internal Revenue Code Section, separate account investments must be adequately diversified in order for the increase in the value of non-qualified contracts to receive tax-deferred treatment. In order to be adequately diversified, the portfolio of each underlying mutual fund must, as of the end of each calendar quarter or within 30 days thereafter, have no more than 55% of its assets invested in any one investment, 70% in any two investments, 80% in any three investments and 90% in any four investments. Failure of an underlying mutual fund to meet the diversification requirements could result in tax liability to non-qualified contract holders.
The investment opportunities of the underlying mutual funds could conceivably be limited by adhering to the above diversification requirements. This would affect all owners, including owners of contracts for whom diversification is not a requirement for tax-deferred treatment.

State Regulation
The Company is subject to the laws of the State of Iowa governing insurance companies and to regulation by the Iowa Insurance Division. An annual statement in a prescribed form must be filed by March 1 in each year covering our operations for the preceding year and our financial condition on December 31 of the prior contract year. Our books and assets are subject to examination by the Commissioner of Insurance of the State of Iowa, or the Commissioner’s representatives, at all times. A full examination of our operations is conducted periodically by the National Association of Insurance Commissioners. Iowa law and regulations also prescribe permissible investments, but this does not involve supervision of the investment management or policy of the Company.
In addition, we are subject to the insurance laws and regulations of other states and jurisdictions where we are licensed to operate. Generally, the insurance departments of these states and jurisdictions apply the laws of the state of domicile in determining the field of permissible investments.
Independent Registered Public Accounting Firm
The financial statements of Principal Life Insurance Company Separate Account B and the consolidated financial statements of Principal Life Insurance Company are incorporated in the SAI. Those statements and related schedules have been audited by Ernst & Young, LLP, independent registered public accounting firm, 801 Grand Avenue, Suite 3100, Des Moines, IA 50309, for the periods indicated in their reports which also appear in the SAI.

17. REGISTRATION STATEMENT AND SAI

The Statement of Additional Information dated the same as this prospectus (the “SAI”) (Part B of the registration statement) and Part C of the registration statement, have been has filed with the SEC. The SAI is hereby incorporated by reference into this prospectus.
The SAI includes additional information about the Company, the Separate Account, and the Contract, and is available, without charge, upon request. To obtain a copy of the SAI free of charge, or make inquiries about your Contract contact your financial professional or write or telephone:

Principal Securities, Inc.
a company of
the Principal Financial Group
Des Moines, IA 50392-2080
Telephone: 1-800-852-4450

You also may obtain a free copy of the SAI by writing to Principal® Lifetime Income Solutions Variable Annuity, Principal Financial Group, P.O. Box 9382, Des Moines, Iowa 50306-9382. The SAI and other information also are available on the Company’s website (www.principal.com) or by email request (annuityinternet@principal.com). You can also visit the SEC’s website at https://www.sec.gov, for the SAI, as well as for reports and other information about the Separate Account. Copies of information on the SEC's website may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: https://publicinfo@sec.gov.

EDGAR Contract Identifier: C000098606

The name of the Contract is Principal® Lifetime Income Solutions Variable Annuity. The registration numbers for the Contract are 333-171650 and 811-02091.

APPENDIX A

INVESTMENT OPTIONS AVAILABLE UNDER THE CONTRACT

Variable Options

The following is a list of underlying mutual funds available under the Contract. More information about the underlying mutual funds is available in the underlying mutual fund statutory and summary prospectuses, which may be amended from time to time and can be found online at https://www.principal.com/LifeIncomeVAReport. You can also request this information at no cost by calling 1-800-852-4450, or by sending a request to annuityinternet@principal.com.

The current expense and performance information below reflects fees and expenses of the underlying mutual funds but does not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these charges were included. Each underlying mutual fund’s past performance is not necessarily an indication of future performance.

The availability of investment options may vary depending in your financial professional or your financial professional's firm. See 8. GENERAL DESCRIPTION OF THE CONTRACT - Financial Intermediary Variations.

Type	Fund Name	Adviser/ Subadviser	Current Expenses	Average Annual Total Returns (as of 12/31/25)
				1 Year	5 Year	10 Year
Moderately Conservative Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Balanced Account Class 2 [2,3,4]	Principal Global Investors, LLC	0.49%	12.09%	5.66%	7.27%
Moderate Conservative Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Balanced Adaptive Allocation Account Class 2 [2,3,6]	Principal Global Investors, LLC	0.53%	7.00%	4.50%
Moderate Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Growth Account Class 2 [2,3,4]	Principal Global Investors, LLC	0.49%	13.86%	7.60%	8.90%

Appendix A – Investment Options Available     70
Under the Contract

Moderate Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Growth Adaptive Allocation Account Class 2 [2,3,5]	Principal Global Investors, LLC	0.53%	7.31%	6.13%
Moderately Conservative Allocation	Principal Variable Contract Funds, Inc. PVC – Diversified Income Account Class 2 [2,3]	Principal Global Investors, LLC	0.48%	10.38%	3.74%	5.61%

1. The Fund's current expenses are subject to a temporary expense reimbursement and/or fee waiver arrangement that is in place. This arrangement may be terminated in the future and, therefore, the expense figures shown reflect temporary fee reductions. Please refer to the Fund's prospectus for more information.
2. This Fund is a fund of funds. The funds of funds expenses may be higher than other fund types because the expenses of the selected Fund include the expenses of the funds it holds.
3. This Fund pays 12b-1 fees to Principal Securities, Inc. ("PSI").
4. Effective December 1, 2013, this Fund is not available to customers with an application signature date on or after December 1, 2013.
5. On or about May 1, 2026, the PVC Diversified Growth Strategic Allocation Account merged into the PVC Diversified Growth Adaptive Allocation Account.
6. On or about May 1, 2026, the PVC Diversified Balanced Strategic Allocation Account merged into the PVC Diversified Balanced Adaptive Allocation Account.

Fixed Options

These are the fixed interest options currently available under the Contract. We may change the features of the fixed interest options listed below, offer new fixed interest options, and terminate existing fixed interest options. We will provide you with written notice before doing so. See 8. GENERAL DESCRIPTION OF THE CONTRACT - Fixed Account.

Name	Term	Minimum Guaranteed Interest Rate
Fixed Account	N/A	3.00%

GMWB Investment Restrictions

While the GMWB rider is in effect, the investment options you may select are restricted. When the GMWB rider is in effect, you must allocate 100% of your Separate Account division value to one of the available Separate Account investment options. Any future premium payments are allocated to the GMWB investment option(s) your Separate Account division value is/are invested in at the time of the new premium payments.

The available investment options are:
•Diversified Balanced Managed Volatility Account;
•Diversified Growth Managed Volatility Account; or
•Diversified Income Account.

NOTE: Previously, we made available Diversified Balanced Account and Diversified Growth Account. If the Contract has the GMWB rider in force and the application was signed December 1, 2013 or later, these investment options are no longer available.

Appendix A – Investment Options Available     71
Under the Contract

You may allocate premium payments and transfer Contract value to the Fixed Account. Such allocations and transfers are subject to the provisions of your Contract. See 8. GENERAL DESCRIPTION OF THE CONTRACT – Contract Provisions and Limitations.

Appendix A – Investment Options Available     72
Under the Contract

APPENDIX B — GMWB EXAMPLES (for applications signed on or after August 1, 2015)
For applications signed before August 1, 2015, refer to Appendix C for GMWB examples.
These examples have been provided to assist you in understanding the various features of the GMWB rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the GMWB rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Examples Without Excess Withdrawals (Examples 1-5)
The examples without excess withdrawals assume the following:
•the client is age 62 and the client’s spouse is age 60 on the rider effective date.
•initial premium payment = $100,000.
•the withdrawal benefit base prior to partial surrender = $100,000.
•“Single Life” For Life (4.50%) withdrawal benefit payment = $4,500.
•“Joint Life” For Life (4.00%) withdrawal benefit payment = $4,000.
Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
•the new withdrawal benefit payment is $105,000 x 0.0450 = $4,725.
Example 2
In contract year one:
•no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
•the client makes a premium payment of $50,000.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is ($100,000 + $50,000) x 0.05 = $7,500.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500;
•the new withdrawal benefit payment is $157,500 x 0.0450 = $7,087.50.
Example 3
In contract year one, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,000. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.00%.
On the first Contract anniversary:
•Since a withdrawal was taken in contract year one, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($100,000);
•the withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.0400 = $4,000).
Appendix B – GMWB Examples (for applications signed     73
on or after August 1, 2015)

Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
•the new withdrawal benefit payment is $105,000 x 0.0450 = $4,725.
In contract year two, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,200. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.00%.
On the second Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($105,000);
•the withdrawal benefit payment for the next contract year is $105,000 x 0.0400 = $4,200.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 4.00%.
On the third Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($105,000);
•the withdrawal benefit payment for the next contract year remains the same ($105,000 x 0.0400 = $4,200).
Example 5
The client elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $4,500. Assume there is no GMWB Step-Up on the first Contract anniversary. On the 2nd Contract anniversary, the client will receive a GMWB Step-Up if the Contract’s accumulated value is greater than the withdrawal benefit base.

If the accumulated value on the second contract anniversary is:	$95,000	$110,000
For Life (“Single Life”)
Prior to step-up
Withdrawal benefit base	$100,000	$100,000
Withdrawal benefit payment	$100,000 x 0.0450 = $4,500	$100,000 x 0.0450 = $4,500
After step-up
Withdrawal benefit base	$100,000	$110,000
Withdrawal benefit payment	$100,000 x 0.0450 = $4,500	$110,000 x 0.0450 = $4,950
Examples With Excess Withdrawals (Examples 6-7)
The excess withdrawal examples assume the following:
•the client is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 4.50%.
•the initial premium payment is $100,000
•the withdrawal benefit base prior to partial surrender = $100,000
•“Single Life” For Life (4.50%) withdrawal benefit payment = $4,500
•Withdrawal taken = $8,000
•excess amount is $3,500
Appendix B – GMWB Examples (for applications signed     74
on or after August 1, 2015)

Example 6
In this example, assume the accumulated value prior to the withdrawal is $90,000.
Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $4,093.57. The new For Life withdrawal benefit base is $100,000 - $4,093.57 = $95,906.43.
*    The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a    =    $3,500 (the amount of the excess withdrawal); and
b    =    $4,093.57 (the result of (1 divided by 2) multiplied by 3) where:
1    =    the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($3,500);
2    =    the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $4,500); and
3    =    the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Withdrawal Benefit Payment Calculation (for the next Contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 4.50%.
The new “Single Life” For Life withdrawal benefit payment is $95,906.43 x 0.0450 = $4,315.79.
Example 7
In this example, assume the accumulated value prior to the withdrawal is $110,000.
Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $3,500 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $3,500 = $96,500.
*    The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a    =    $3,500 (the amount of the excess withdrawal); and
b    =    $3,317.54 (the result of (1 divided by 2) multiplied by 3) where:
1    =    the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($3,500);
2    =    the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $4,500); and
3    =    the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Withdrawal Benefit Payment Calculation (for the next Contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 4.50%.
The new “Single Life” For Life withdrawal benefit payment is $96,500 x 0.0450 = $4,342.50.
Appendix B – GMWB Examples (for applications signed     75
on or after August 1, 2015)

APPENDIX C — GMWB EXAMPLES (for applications signed before August 1, 2015)
These examples have been provided to assist you in understanding the various features of the GMWB rider and to demonstrate how premium payments received and withdrawals taken from the Contract affect the values and benefits under the GMWB rider. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Examples Without Excess Withdrawals (Examples 1-5)
The examples without excess withdrawals assume the following:
•the client is age 62 and the client’s spouse is age 60 on the rider effective date.
•initial premium payment = $100,000.
•the withdrawal benefit base prior to partial surrender = $100,000.
•“Single Life” For Life (5.00%) withdrawal benefit payment = $5,000.
•“Joint Life” For Life (4.50%) withdrawal benefit payment = $4,500.
Example 1
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
•the new withdrawal benefit payment is $105,000 x 0.05 = $5,250.
Example 2
In contract year one:
•no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
•the client makes a premium payment of $50,000.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is ($100,000 + $50,000) x 0.05 = $7,500.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + $50,000 + $7,500 = $157,500;
•the new withdrawal benefit payment is $157,500 x 0.05 = $7,875.
Example 3
In contract year one, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.50%.
On the first Contract anniversary:
•Since a withdrawal was taken in contract year one, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($100,000);
•the withdrawal benefit payment for the next contract year remains the same ($100,000 x 0.0450 = $4,500).
Appendix C – GMWB Examples (for applications signed     76
before August 1, 2015)

Example 4
In contract year one, no withdrawals are taken and no For Life withdrawal benefit payment election has been designated. Because the client has not made a For Life withdrawal benefit payment election, we automatically calculate the For Life withdrawal benefit payment as “Single Life”.
On the first Contract anniversary:
•a 5% GMWB bonus is credited to the withdrawal benefit base. The credit is $100,000 x 0.05 = $5,000.
•there is no GMWB Step-Up because the withdrawal benefit base after the bonus is credited is larger than the Contract’s accumulated value.
•the new withdrawal benefit base is $100,000 + 5,000 = $105,000;
•the new withdrawal benefit payment is $105,000 x 0.05 = $5,250.
In contract year two, the client elects the “Joint Life” For Life withdrawal benefit payment and takes a withdrawal of $4,500. The “Joint Life” For Life withdrawal benefit payment percentage is locked-in at 4.50%.
On the second Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($105,000);
•the withdrawal benefit payment for the next contract year is $105,000 x 0.0450 = $4,725.
In contract year three, no withdrawals are taken. The “Joint Life” For Life withdrawal benefit payment percentage remains locked-in at 4.50%.
On the third Contract anniversary:
•Since a withdrawal was taken in contract year two, no GMWB bonus is credited.
•there is no GMWB Step-Up because the withdrawal benefit base is larger than the Contract’s accumulated value.
•the withdrawal benefit base remains the same ($105,000);
•the withdrawal benefit payment for the next contract year remains the same ($105,000 x 0.0450 = $4,725).
Example 5
The client elects the “Single Life” For Life withdrawal benefit payment, and in each of the first two contract years, takes a withdrawal of $5,000. Assume there is no GMWB Step-Up on the first Contract anniversary. On the 2nd Contract anniversary, the client will receive a GMWB Step-Up if the Contract’s accumulated value is greater than the withdrawal benefit base.

If the accumulated value on the second contract anniversary is:	$95,000	$110,000
For Life (“Single Life”)
Prior to step-up
Withdrawal benefit base	$100,000	$100,000
Withdrawal benefit payment	$100,000 x 0.05 = $5,000	$100,000 x 0.05 = $5,000
After step-up
Withdrawal benefit base	$100,000	$110,000
Withdrawal benefit payment	$100,000 x 0.05 = $5,000	$110,000 x 0.05 = $5,500
Examples With Excess Withdrawals (Examples 6-7)
The excess withdrawal examples assume the following:
•the client is age 62 and elected “Single Life” For Life withdrawal benefit payments at the first withdrawal and therefore, locks-in the “Single Life” For Life withdrawal benefit payment percentage at 5.00%.
•the initial premium payment is $100,000
•the withdrawal benefit base prior to partial surrender = $100,000
•“Single Life” For Life (5.00%) withdrawal benefit payment = $5,000
•Withdrawal taken = $8,000
•excess amount is $3,000
Appendix C – GMWB Examples (for applications signed     77
before August 1, 2015)

Example 6
In this example, assume the accumulated value prior to the withdrawal is $90,000.
Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $3,529.41. The new For Life withdrawal benefit base is $100,000 - $3,529.41 = $96,470.59.
*    The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a    =    $3,000 (the amount of the excess withdrawal); and
b    =    $3,529.41 (the result of (1 divided by 2) multiplied by 3) where:
1    =    the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment remaining prior to the withdrawal ($3,000);
2    =    the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($90,000 - $5,000); and
3    =    the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Withdrawal Benefit Payment Calculation (for the next Contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 5%.
The new “Single Life” For Life withdrawal benefit payment is $96,470.59 x 0.05 = $4,823.53.
Example 7
In this example, assume the accumulated value prior to the withdrawal is $110,000.
Withdrawal Benefit Base Calculation
On the Contract anniversary following the withdrawal, the withdrawal benefit base is adjusted for any excess withdrawals.
The amount of the adjustment* is $3,000 (the amount of the excess withdrawal). The new For Life withdrawal benefit base is $100,000 - $3,000 = $97,000.
*    The amount of the adjustment for the excess withdrawal is the greater of a or b where:
a    =    $3,000 (the amount of the excess withdrawal); and
b    =    $2,857.14 (the result of (1 divided by 2) multiplied by 3) where:
1    =    the amount of the withdrawal greater than the “Single Life” For Life withdrawal benefit payment available prior to the withdrawal ($3,000);
2    =    the accumulated value after the “Single Life” For Life withdrawal benefit payment is deducted but prior to the withdrawal of the excess amount ($110,000 minus $5,000); and
3    =    the For Life withdrawal benefit base prior to the adjustment for the excess amount ($100,000).
Withdrawal Benefit Payment Calculation (for the next Contract year)
The withdrawal benefit payment is the new withdrawal benefit base (calculated on the Contract anniversary) multiplied by the associated percentage. The “Single Life” For Life withdrawal benefit payment percentage is locked-in at 5.00%.
The new “Single Life” For Life withdrawal benefit payment is $97,000 x 0.05 = $4,850.
Appendix C – GMWB Examples (for applications signed     78
before August 1, 2015)

APPENDIX D – GMWB DEATH BENEFIT EXAMPLES
These examples have been provided to assist you in understanding the GMWB Death Benefit and to demonstrate how premium payments received and withdrawals taken from the Contract affect the GMWB Death Benefit. These examples are based on certain hypothetical assumptions and are for illustrative purposes only. These examples are not intended to serve as projections of future investment returns.
NOTE:    The owner’s actions determine the benefits received.
NOTE:    For the purpose of the following examples, a partial annuitization has the same effect as a partial surrender and both are referred to as a withdrawal in the following examples.
Withdrawals impact the GMWB Death Benefit as follows:
•A withdrawal that is not a "For Life" Excess Withdrawal will reduce the GMWB Death Benefit by the amount of the withdrawal. Then, each "For Life" Excess Withdrawal will proportionately reduce the GMWB Death Benefit.
•A withdrawal up to the RMD amount under the RMD Program for GMWB Riders is not considered an excess withdrawal and will reduce the GMWB Death Benefit by the amount of the withdrawal.
NOTE:    The numbers used in the examples below are hypothetical only and are intended to illustrate how the death benefit is calculated. The available For Life withdrawal benefit payment is determined by multiplying the For Life withdrawal benefit base by the For Life withdrawal benefit payment percentage and then subtracting any previous withdrawals taken within that contract year.

Example 1
Contract issue date = September 1
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payments = $0
Withdrawals = $0
On the contract anniversary in the following calendar year, assume the Contract accumulated value is $90,000.
The GMWB Death Benefit is the greatest of 1, 2, and 3 below.
1.$90,000 = accumulated value
2.$100,000 = $100,000 - $0 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
The GMWB Death Benefit on the first contract anniversary is $100,000.
Example 2
Contract issue date = August 15
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment received on October 3 of the same calendar year = $25,000
Withdrawals = $0
On the contract anniversary in the following calendar year, assume the Contract accumulated value is $160,000.
The GMWB Death Benefit is the greatest of 1, 2, and 3 below.
1.$160,000 = accumulated value
2.$125,000 = $100,000 + $25,000 - $0 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
The GMWB Death Benefit on the first contract anniversary is $160,000.
Appendix D – GMWB Death Benefit Examples    79

Example 3
Contract issue date = August 31
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on November 3 of same calendar year = $2,500
Withdrawal on January 15 of following calendar year = $8,000
On November 3, assume the accumulated value prior to the withdrawal is $110,000.
The GMWB Death Benefit on November 3 is the greatest of 1, 2, and 3 below.
1.$107,500 = accumulated value ($110,000 - $2,500)
2.$97,500 = $100,000 - $2,500 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On November 3, the GMWB Death Benefit is $107,500. The available For Life withdrawal benefit payment is reduced to $1,500 ($4,000 - $2,500).
On January 15, assume the accumulated value prior to the withdrawal is $113,000. Since the available For Life withdrawal benefit payment is $1,500, an excess withdrawal of $6,500 is taken.
Accumulated Value after $1,500 withdrawal = $111,500
Excess withdrawal death benefit proportion = ($6,500 / $111,500) = 0.0583
The GMWB Death Benefit after the withdrawal on January 15 is the greatest of 1, 2, and 3 below.
1.$105,000 = accumulated value ($113,000 - $8,000)
2.$90,403.20 = $100,000 – $2,500 – $1,500 – [($100,000 - $2,500 - $1,500) * 0.0583)] = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On January 15, the GMWB death benefit is $105,000.
NOTE:    For number 2 above, $4,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $4,000. The "For Life" Excess Withdrawal of $6,500 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($6,500 / $111,500 = 0.0583).
Example 4
Contract issue date = October 25
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $4,000
Additional premium payment = $0
Withdrawal on November 3 of same calendar year = $2,500
Withdrawal on January 15 of following calendar year = $8,000
On November 3, assume the accumulated value prior to the withdrawal is $87,500.
The GMWB Death Benefit on November 3 is the greatest of 1, 2, and 3 below.
1.$85,000 = accumulated value ($87,500 - $2,500)
2.$97,500 = $100,000 - $2,500 = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On November 3, the GMWB Death Benefit is $97,500. The available For Life withdrawal benefit payment is reduced to $1,500 ($4,000 - $2,500).
On January 15, assume the accumulated value prior to the withdrawal is $83,000. Since the available For Life withdrawal benefit payment is $1,500, an excess withdrawal of $6,500 is taken.
Accumulated Value after $1,500 withdrawal = $81,500
Excess withdrawal death benefit proportion = ($6,500 / $81,500) = 0.0798
Appendix D – GMWB Death Benefit Examples    80

The GMWB Death Benefit after the withdrawal on January 15 is the greatest of 1, 2, and 3 below.
1.$75,000 = accumulated value ($83,000 - $8,000)
2.$88,339.20 = $100,000 – $2,500 – $1,500 – [($100,000 - $2,500 - $1,500) * 0.0798)] = total premium payments minus each withdrawal taken
3.N/A – Contract has not reached 7th Contract anniversary
On January 15, the GMWB death benefit is $88,339.00.
NOTE:    For number 2 above, $4,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $4,000. The "For Life" Excess Withdrawal of $6,500 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($6,500 / $81,500 = 0.0798).
Example 5
Contract issue date = November 3
Initial premium payment = $100,000
Available For Life withdrawal benefit payment = $3,000
Additional premium payment = $0
Withdrawal on December 30 of same calendar year = $5,000
Accumulated Value on Contract anniversary divisible equally by 7 = $78,750
On December 30, assume the accumulated value prior to the withdrawal is $90,000. Since the available For Life withdrawal benefit payment is $3,000, an excess withdrawal of $2,000 is taken.
Accumulated value after $3,000 withdrawal = $87,000
Excess withdrawal death benefit proportion = ($2,000 / $87,000) = 0.0230
The GMWB Death Benefit on December 30 is the greatest of 1, 2, and 3 below.
1.$85,000 = accumulated value ($87,500 - $2,500)
2.$94769.40 = $100,000 - $3,000 – [($100,000 - $3,000) * 0.0230] = total premium payments minus each withdrawal taken
3.$74,007.75 = $78,750 + $0 - $3,000 - [($78,750 - $3,000) * 0.0230] = the Contract accumulated value that was in effect on any prior Contract anniversary that is divisible equally by 7, plus any premium payments made after that Contract anniversary minus each withdrawal taken after that Contract anniversary.
On December 30, the GMWB death benefit is $94,769.00.
NOTE:    For numbers 2 and 3 above, $3,000 of the withdrawals were not "For Life" Excess Withdrawals and reduced the GMWB Death Benefit by $3,000. The "For Life" Excess Withdrawal of $2,000 proportionately reduced the GMWB Death Benefit by the ratio of the "For Life" Excess Withdrawal taken to the Contract accumulated value immediately prior to the "For Life" Excess Withdrawal ($2,000 / $87,000 = 0.0230).
Appendix D – GMWB Death Benefit Examples    81

APPENDIX E – STANDARD DEATH BENEFIT EXAMPLES
Example 1
Contract issue date = September 1
Initial premium payment = $100,000
Additional premium payments = $0
Withdrawals = $0
On the Contract anniversary in the following calendar year, assume the Contract accumulated value is $90,000.
The Standard Death Benefit is the greatest of a, b, or c below.
a)Accumulated value = $90,000
b)Total premium payments minus any partial surrenders = $100,000 - $0 = $100,000
c)N/A – Contract has not reached 7th Contract anniversary
The Standard Death Benefit on the first Contract anniversary is $100,000.
Example 2
Contract issue date = September 1
Initial premium payment = $100,000
Additional premium payment received on October 3 of the same calendar year = $25,000
Withdrawals = $0
On the Contract anniversary in the following calendar year, assume the Contract accumulated value is $160,000.
The Standard Death Benefit is the greatest of a, b, or c below.
a)Accumulated value = $160,000
b)Total premium payments minus any partial surrenders = $100,000 + $25,000 - $0 = $125,000
c)N/A – Contract has not reached 7th Contract anniversary
The Standard Death Benefit on the first Contract anniversary is $160,000.
Example 3
Contract issue date = September 1
Initial premium payment = $100,000
Additional premium payments = $0
Withdrawals = $0
On the 7th Contract anniversary, assume the Contract accumulated value is $150,000.
On the 8th Contract anniversary, assume the Contract accumulated value is $140,000.
The Standard Death Benefit is the greatest of a, b, or c below.
a)Accumulated value = $140,000
b)Total premium payments minus any partial surrenders = $100,000 - $0 = $100,000
c)Contract accumulated value on 7th Contract anniversary = $150,000
The Standard Death Benefit on the 8th Contract anniversary is $150,000.
Appendix E – Standard Death Benefit Examples    82

Example 4
Contract issue date = September 1
Initial premium payment = $100,000
Additional premium payments = $0
Withdrawal on September 1 of next calendar year = $10,000
On the Contract anniversary in the following calendar year, assume the Contract accumulated value immediately after to the withdrawal is $115,000.
The Standard Death Benefit is the greatest of a, b, or c below.
a)Accumulated value = $115,000
b)Total premium payments minus any partial surrenders = $100,000 – [$100,000 * ($10,000 / $125,000)] = $92,000
c)N/A – Contract has not reached 7th Contract anniversary
The Standard Death Benefit on the first Contract anniversary is $115,000.

Appendix E – Standard Death Benefit Examples    83

PART B

PRINCIPAL LIFE INSURANCE COMPANY
(Name of Insurance Company )

PRINCIPAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT B
(Exact Name of Registered Separate Account )

PRINCIPAL® LIFETIME INCOME SOLUTIONS VARIABLE ANNUITY

Statement of Additional Information

dated May 1, 2026

This Statement of Additional Information provides information about the Principal ® Lifetime Income Solutions Variable Annuity (the “Contract”) in addition to the information that is contained in the Contract’s Prospectus dated May 1, 2026.

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus, a copy of which can be obtained free of charge by writing or calling:

Principal ® Lifetime Income Solutions Variable Annuity
The Principal Financial Group
P.O. Box 9382
Des Moines, Iowa 50306-9382
Telephone: 1-800-852-4450

TABLE OF CONTENTS
GENERAL INFORMATION AND HISTORY	3
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	3
PRINCIPAL UNDERWRITER	3
CALCULATION OF PERFORMANCE DATA	3
TAXATION UNDER CERTAIN RETIREMENT PLANS	5
FINANCIAL STATEMENTS	9

2

GENERAL INFORMATION AND HISTORY
Principal Life Insurance Company (the “Company”) is the issuer of the Principal® Lifetime Income Solutions (the “Contract”) and serves as custodian of its assets. The Company is a stock life insurance company with authority to transact life and annuity business in all states of the United States and the District of Columbia. The Company’s home office is located at: Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. The Company is a wholly owned subsidiary of Principal Financial Services, Inc., which in turn, is a wholly owned direct subsidiary of Principal Financial Group, Inc., a publicly-traded company.
On June 24, 1879, the Company was incorporated under Iowa law as a mutual assessment life insurance company named Bankers Life Association. The Company became a legal reserve life insurance company and changed its name to Bankers Life Company in 1911. In 1986, the Company changed its name to Principal Mutual Life Insurance Company. In 1998, the Company became Principal Life Insurance Company, a subsidiary stock life insurance company of Principal Mutual Holding Company, as part of a reorganization into a mutual insurance holding company structure. In 2001, Principal Mutual Holding Company converted to a stock company through a process called demutualization, resulting in the current organizational structure.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, serves as the independent registered public accounting firm for Principal Life Insurance Company and Principal Life Insurance Company Separate Account B. The audited financial statements incorporated in this Statement of Additional Information have been included in reliance upon the report of Ernst & Young LLP, given on the authority as an expert in accounting and auditing. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3100, Des Moines, Iowa 50309.
PRINCIPAL UNDERWRITER
The principal underwriter of the Contract is Principal Securities, Inc. ("PSI") which is a wholly owned subsidiary of Principal Financial Services, Inc. and an affiliate of the Company. The address of PSI is the Principal Financial Group, 711 High Street, Des Moines, Iowa 50392. PSI was incorporated in Iowa in 1968 and is a securities broker-dealer registered with the Securities Exchange Commission as well as a member of the FINRA. The Contracts may also be sold through other broker-dealers authorized by PSI and applicable law to do so. Registered representatives of such broker-dealers may be paid on a different basis than described below.
The Contract’s offering to the public was continuous. As the principal underwriter, PSI is paid for the distribution of the Contract. For the last three fiscal years PSI has received and retained the following commissions:

2025 received/retained	2024 received/retained	2023 received/retained
$56,506/$0	$62,776/$0	$66,788/$0

3

TAXATION UNDER CERTAIN RETIREMENT PLANS
INDIVIDUAL RETIREMENT ANNUITIES
Contributions. Individuals may make contributions for individual retirement annuity (IRA) contracts. Individuals may make deductible contributions (for any year) up to the lesser of the amount shown in the chart or 100% of compensation.
Such individuals may establish a traditional IRA for a non-working spouse (if they file a joint return). The annual contribution for both spouses’ contracts cannot exceed the lesser of the amount shown in the chart or 100% of the working spouse’s compensation. No more than the individual IRA limit may be contributed to either spouse’s IRA for any year.

Traditional IRA - Maximum Annual Contribution
Year	Individual IRA	Individual IRA + Spousal IRA
2025	$7,000	$14,000
2026	$7,000	$14,000
For succeeding years, limits are indexed for cost of living.
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 in 2024 and 2025. These additional catch-up contributions can be applied for Spousal IRA purposes.
Contributions may be tax deductible. If an individual and his/her spouse do not participate in a qualified retirement plan, the contributions to an IRA are generally fully tax deductible regardless of income. However, if your or your spouse is an active participant in a qualified retirement plan, the ability to deduct IRA contributions depends upon his/her income level and tax filing status.
Taxation of Distributions. Distributions from IRA Contracts are taxed as ordinary income to the recipient, although special rules exist for the tax-free return of non-deductible contributions. In addition, taxable distributions received under an IRA Contract prior to age 59 ½ are subject to a 10% penalty tax in addition to regular income tax. Certain distributions may qualify for an exception to the 10% pre-age 59½ premature distribution penalty, including distributions: due to death; due to disability; if the distribution is paid as part of a series of substantially equal periodic payments (SEPPs) made for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's designated Beneficiary; to pay deductible medical expenses; for unemployed health insurance premiums; for first-time home purchases (up to $10,000); for higher education expenses; made on account of certain levies on income and payments; qualified reservist distributions; for qualified birth or adoption (up to $5,000); due to terminal illness; and for disaster relief (up to $22,000).
Required Distributions. Generally, you must commence taking required minimum distributions (“RMDs”) from an IRA Contract not later than your “Required Beginning Date.” The Required Beginning Date for your first RMD for IRAs (including SEPs and SIMPLE IRAs) is April 1st of the year following the calendar year in which you reach
• 70½ if you attained 70½ by December 31st, 2019
• 72 if you attained 72 by December 31st, 2022
• 73 if you attain age 72 on/after January 1st, 2023
• 75 if you attain age 74 after December 31st, 2032
Upon the death of the Owner the required minimum distribution options available to the beneficiary will depend upon the beneficiary’s status at the time of death.
Eligible Designated Beneficiary: An “eligible designated beneficiary” may direct that payment of his/her benefits be made or started no later than December 31 of the year following the year of Owner’s death with annual distributions of at least the required minimum distribution. An eligible designated beneficiary is any designated beneficiary who is (1)
4

the Owner’s spouse, (2) no more than ten (10) years younger than the Owner, (3) the Owner’s minor child who has not reached majority (age 21), (4) disabled, or (5) chronically ill. If the surviving spouse is the eligible designated beneficiary on the IRA Contract, the surviving spouse may have additional distribution options. An eligible designated beneficiary who is the Owner’s minor child ceases to retain the status of eligible designated beneficiary upon reaching the age of majority. Upon reaching majority the entire remaining balance of the Contract must be distributed by December 31 of the year in which occurs the tenth anniversary of the minor attaining majority.
Non-eligible Designated Beneficiary: A non-eligible designated beneficiary must distribute the entire balance of the IRA Contract by December 31 of the year in which occurs the tenth anniversary of the Owner’s death. If the Owner had reached his or her Required Beginning Date prior to death, the beneficiary must continue taking distributions during the 10-year period at least as rapidly as under the method in effect at the date of death, and then any remaining balance must be distributed by December 31 of the year in which occurs the tenth anniversary of the Owner’s death.
No individual designated as beneficiary: If the Owner had not reached his or her Required Beginning Date prior to death and there is no designated beneficiary or Owner’s beneficiary is not an individual (for example, the beneficiary is the Owner’s estate), the entire balance of the IRA Contract must be paid by December 31 of the year in which occurs the fifth anniversary of Owner’s death. If Owner had attained his or her Required Beginning Date prior to death, and there is no designated beneficiary or Owner’s beneficiary is not an individual, distributions must continue at least as rapidly as under the method in effect at the date of death.
An IRS penalty tax of up to 25% may be imposed on the amount by which the required minimum distribution in any year exceeds the amount actually distributed in that year.
Tax-Free Rollovers. The Internal Revenue Code (the “Code”) permits the taxable portion of funds to be transferred in a tax-free rollover from a qualified retirement plan, tax-deferred annuity plan or governmental 457(b) plan to an IRA Contract if certain conditions are met, and if the indirect rollover of assets is completed within 60 days after the distribution from the qualified plan is received by the plan participant. A direct rollover of funds may avoid a 20% federal tax withholding generally applicable to qualified plans, tax-deferred annuity plan, or governmental 457(b) plan distributions and the 60-day rollover rules. In addition, not more frequently than once every twelve months, an individual may execute one tax-free indirect rollover from one IRA to another, subject to the 60-day limitation and other requirements. The once-per-year limitation on rollovers does not apply to direct transfers of funds between IRA custodians or trustees or to Roth IRA conversions.
SIMPLIFIED EMPLOYEE PENSION (SEP) PLANS AND SALARY REDUCTION SIMPLIFIED EMPLOYEE PENSION (SAR/SEP) PLANS
Contributions. Under Section 408(k) of the Code, employers may establish a type of IRA plan referred to as a simplified employee pension plan (SEP). Employer contributions to a SEP cannot exceed the lesser of 25% of employee compensation or $70,000 for 2025.
Employees of certain small employers may have contributions made to the salary reduction simplified employee pension plan (SAR/SEP) on their behalf on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SAR/SEP is referred to as an elective deferral.
These elective deferrals are subject to the same cap as elective deferrals to IRC Section 401(k) plans, see table below. In addition to the elective deferrals, SAR/SEP may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions”.
5

No new SAR/SEP are permitted after 1996 for any employer, but those in effect prior to 1997 may continue to operate, receive contributions, and add new employees.

Salary Reduction Simplified Employee Pension Plan (SAR/SEP)
Year	Elective Deferral	Catch-up Contribution
2025	$23,000	$7,500
2026	$23,500	$7,500
Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $11,250 in place of the $7,500 catch-up contribution, if your plan allows.
Taxation of Distributions. Generally, distribution payments from SEPs and SAR/SEPs are subject to the same distribution rules described above for traditional IRAs.
Required Distributions. SEPs and SAR/SEPs are subject to the same minimum required distribution rules described above for traditional IRAs.
Tax-Free Rollovers. Generally, rollovers and direct transfers may be made to and from SEPs and SAR/SEPs in the same manner as described above for traditional IRAs, subject to the same conditions and limitations.
SAVINGS INCENTIVE MATCH PLANS FOR EMPLOYEES (SIMPLE IRA)
Contributions. Under Section 408(p) of the Code, employers may establish a type of IRA plan known as a SIMPLE IRA. Employees may have contributions made to the SIMPLE IRA on a salary reduction basis. The amount that an employee chooses to defer and contribute to the SIMPLE IRA is referred to as an elective deferral.
These elective deferrals cannot exceed the amounts shown in the chart below.
In addition to the elective deferrals, SIMPLE IRA may permit additional elective deferrals by individuals age 50 or over, referred to as “catch-up contributions” in an amount equal to $3,500 for 2024 and 2025. Those between the ages of 60 and 63 will be eligible for a “super” catch-up of up to $5,250 in place of the $3,500 catch-up contribution, if your plan allows.
Elective contribution amounts made under the salary reduction portions (i.e., those subject to the $16,500 limit in 2025) of a SIMPLE IRA plan are counted in the overall limit on elective deferrals by any individual. For example, if in 2025, an individual under age 50 defers the maximum of $16,500 to a SIMPLE IRA of one employer and also participates in a 401(k) plan of another employer, they would be limited to an elective deferral of $7,000 ($23,500 - $16,500) to the 401(k) plan for 2025.
The employer generally must match either 100% of the employee’s elective deferral, up to 3% of the employee’s compensation (subject to certain exceptions) or fixed nonelective contributions of 2% of compensation of all eligible employees.

Savings Incentive Match Plan for Employees (SIMPLE IRA)
Year	Elective Deferral	Catch-up Contribution	401(k) Elective Deferral
2025	$16,000	$3,500	$23,000
2026	$16,500	$3,500	$23,500
Taxation of Distributions. Generally, distribution payments from SIMPLE IRAs are subject to the same distribution rules described above for traditional IRAs, except that distributions made within two years of the date of an employee’s first participation in a SIMPLE IRA of an employer are subject to a 25% penalty tax instead of the 10% penalty tax discussed previously.
Required Distributions. SIMPLE IRAs are subject to the same minimum required distribution rules described above for traditional IRAs.
Tax-Free Rollovers. Direct transfers may be made among SIMPLE IRAs in the same manner as described above for IRAs, subject to the same conditions and limitations. Rollovers from SIMPLE IRAs to other types of IRAs and certain
6

qualified plans are permitted after two years have elapsed from the date of an employee’s first participation in a SIMPLE IRA of the employer. Rollovers to SIMPLE IRAs from other plans are permitted after two years of participation in the SIMPLE IRA.
ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRA)
Contribution. Under Section 408A of the Code, individuals may contribute to a Roth IRA on his/her own behalf up to the lesser of maximum annual contribution limit as shown in the chart or 100% of compensation. In addition, the contribution must be reduced by the amount of any contributions made to other IRAs for the benefit of the same individual.

Roth IRA - Maximum Annual Contribution
Year	Individual Roth IRA	Catch-up Contribution
2025	$7,000	$1,000
2026	$7,000	$1,000
Individuals age 50 or over are also permitted to make additional “catch-up” contributions. The additional contribution is $1,000 for 2024 and 2025.
For succeeding years, individual Roth IRA contributions and catch-up contribution limits are indexed for cost-of-living.
For 2024, modified adjust gross income must be under $146,000 for single filers or under $230,000 for joint filers to make the full Roth IRA contribution of $7,000 ($8,000 if you are 50 or over). The maximum contribution is phased out for single taxpayers with adjusted gross income of $146,000 or more and for joint filers with adjusted gross income $230,000 or more.
For 2025, modified adjusted gross income must be under $150,000 for single filers or under $236,000 for joint filers to make the full Roth IRA contribution of $7,000 ($8,000 if you are 50 or over). The maximum contribution is phased out for single taxpayers with adjusted gross income of $150,000 or more and for joint filers with adjusted gross income of $230,000 or more.
A person whose filing status is “married, filing separately” may not make a full Roth IRA contribution, unless the couple is separated and have been living apart for the entire year. Only a partial contribution is allowed if your Modified Adjusted Gross Income is less than $10,000.
Those entitled to only a partial contribution should check with a tax advisor to determine the allowable contribution amount.

Taxation of Distribution. Qualified distributions are received income-tax free by the Roth IRA owner, or beneficiary in case of the Roth IRA owner’s death. A qualified distribution is any distribution made after five years if the IRA owner is over age 59½, dies, becomes disabled, or uses the funds for first-time home purchase at the time of distribution. The five-year period for owner contributions begins January 1 of the year the first contribution is made to any Roth IRA. The five-year period for converted amounts begins from January 1 of the year of the conversion for the purposes of the 10% penalty tax.
Required Distributions. Roth IRAs are not subject to lifetime minimum required distributions. Roth IRAs are subject to the same post-death minimum required distribution rules described above for IRAs.
7

FINANCIAL STATEMENTS
The financial statements of the Principal Life Insurance Company Separate Account B and Principal Life Insurance Company are incorporated by reference to the submission for type N-VPFS filed by Principal Life Insurance Company Separate Account B with the Securities and Exchange Commission on April 29, 2026.
8

PART C
OTHER INFORMATION

Item 27. Exhibits
Unless otherwise noted, documents containing Accession Numbers below have previously been filed with the Securities and Exchange Commission and are incorporated herein by reference.

(a)	Resolution of Board of Directors of Depositor (filed with the Commission on 07/02/2014 Accession No. 0000009713-14-000078)

(b)	Custodian Agreements - N/A

(c)	Underwriting Contracts
	(1)	Distribution Agreement – Filed as EX-99 b.(3a) on 03/30/11 (Accession No. 0000898745-11-000175)
	(2)	Selling Agreement – Filed as EX-99.b(3b) on 03/30/11 (Accession No. 0000898745-11-000175)

(d)	Contracts
	(1)	Form of Variable Annuity Contract – Filed as EX-99.b(3a) on 01/11/11(Accession No. 0000898745-11-000017)
	(2)	Amendment to Fixed Account Endorsement – Filed as EX-99.b.(3c) on 01/11/11(Accession No. 0000898745-11-000017)
	(3)	Amendment to GMWB Rider – Filed as EX-99.b(4e) on 03/30/11 (Accession No. 0000898745-11-000175)
	(4)	Amendment to Contract Data Page – Filed as EX-99.b(4f) on 03/30/11 (Accession No. 0000898745-11-000175)
	(5)	Amendment to Partial Annuitization Endorsement – Filed as EX-99.b(3g) on 01/11/11(Accession No. 0000898745-11-000017)

(e)	Applications
	(1)	Form of Variable Annuity Application – Filed as EX-99.b(5a) on 03/30/11 (Accession No. 0000898745-11-000175)
	(2)	Form of Variable Annuity Application with Principal Connection – Filed as EX-99.b(5b) on 03/30/11 (Accession No. 0000898745-11-000175)

(f)	Depositor's Certificate of Incorporation and By-laws
	(1)	Articles of Incorporation of the Depositor – Filed as EX-99.b(5a) on 01/11/11(Accession No. 0000898745-11-000017)
	(2)	Bylaws of Depositor (filed with the Commission on 07/02/2014 Accession No. 0000009713-14-000078)

(g)	Reinsurance Contracts
The Depositor maintains reinsurance arrangements in the normal course of business, none of which are material.

(h)	Participation Agreements
(1) Principal Variable Contracts Funds, Inc.
	(a)	Principal Variable Contracts Funds, Inc. Participation Agreement dated 01/05/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(b)	Principal Variable Contracts Funds, Inc. Participation Agreement Amendment No. 1 dated 06/01/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(c)	Principal Variable Contracts Funds, Inc. Participation Agreement Amendment No. 2 dated 01/01/2010 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(d)	Principal Variable Contracts Funds, Inc. Participation Agreement Amendment No. 3 (letter) dated 06/17/2010 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(e)	Principal Variable Contracts Funds, Inc. Participation Agreement Amendment No. 4 and Joinder dated 11/01/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(f)	Principal Variable Contracts Fund, Inc. Participation Agreement Amendment No. 5 dated 02/09/2015 (filed with the Commission on 04/30/2015 Accession No. 0000009713-15-000053)
	(g)	Principal Variable Contracts Fund, Inc. Participation Agreement Amendment No. 6 dated 08/10/2016 (filed with the Commission on 04/28/2017 Accession No. 0000009713-17-000053)
	(h)	Principal Variable Contracts Fund, Inc. Rule 12b-1 Compensation Letter dated 12/30/2009 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(i)	Principal Variable Contracts Fund, Inc. Amendment to Rule 12b-1 Compensation Letter dated 11/09/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(j)	Principal Variable Contracts Funds, Inc. Rule 22c-2 Agreement dated 04/16/2007 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)
	(k)	Principal Variable Contracts Funds, Inc. Rule 22c-2 Agreement Amendment No. 1 and Joinder dated 11/01/2011 (filed with the Commission on 10/07/2014 Accession No. 0000009713-14-000086)

(i)	Administrative Contracts - N/A

(j)	Other Material Contracts - N/A

(k)	Legal Opinion - Filed as Ex-99.(B)(9) on 04/28/2020 (Accession No. 0000009713-20-000043)

(l)	Other Opinions
(1) Consent of Ernst & Young LLP *

(m)	Omitted Financial Statements - N/A

(n)	Initial Capital Agreements - N/A

(o)	Form of Initial Summary Prospectus - N/A

(p)
Powers of Attorney - Filed as Ex-99.(10B) on 04/27/2018 Accession No. 0000009713-18-000055), filed as Ex-99.(B)(10b) on 04/28/2020 (Accession No. 0000009713-20-000043) for J. S. Auerbach, filed as Ex-99(B)10(B) on 04/29/2021 (Accession No. 0000009713-21-000070) for M. E. Beams, C. S. Richer and A. Rivera, filed as Ex-99(L)(2) on 04/28/2022 (Accession No. 0000009713-22-000063) for C. Muruzabal, filed as Ex-99(L)(2) on 04/27/2023 (Accession No. 0000009713-23-000047) for H. E. Mitchell.

(q)	Letter Certifying Change in Certifying Accountant - N/A

(r)	Historical Current Limits on Index Gains - N/A
* Filed herein

Item 28. Directors and Officers of the Insurance Company
Principal Life Insurance Company is managed by a Board of Directors which is elected by its Contract owners. The directors and executive officers of the Company, their positions with the Company, including Board Committee memberships, and their principal business address, are as follows:

DIRECTORS:

Name and Principal Business Address	Positions and Offices
JONATHAN S. AUERBACH 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
MARY E. BEAMS 711 High Street Des Moines, IA 50392	Director Member, Audit and Finance Committees
JOCELYN CARTER-MILLER 711 High Street Des Moines, IA 50392	Director Chair, Human Resources Committee Member, Executive, Nominating and Governance Committee
ROGER C. HOCHSCHILD 711 High Street Des Moines, IA 50392	Director Chair, Nominating and Governance Committee Member, Human Resources Committee
SCOTT M. MILLS 711 High Street Des Moines, IA 50392	Director Member, Audit, Executive and Nominating and Governance Committees
H. ELIZABETH MITCHELL 711 High Street Des Moines, IA 50392	Director Member, Audit and Nominating and Governance Committees
CLAUDIO MURUZABAL 711 High Street Des Moines, IA 50392	Director Member, Human Resources and Nominating and Governance Committees
DIANE C. NORDIN 711 High Street Des Moines, IA 50392	Director Chair, Audit Committee Member, Finance Committee
BLAIR C. PICKERELL 711 High Street Des Moines, IA 50392	Director Member, Finance and Human Resources Committees
CLARE S. RICHER 711 High Street Des Moines, IA 50392	Director Chair, Finance Committee Member, Human Resources and Executive Committees
ALFREDO RIVERA 711 High Street Des Moines, IA 50392	Director Member, Audit and Finance Committees
DEANNA D. STRABLE-SOETHOUT 711 High Street Des Moines, IA 50392	Director Chair of the Board, Executive Committee Principal Life: Chair, President and Chief Executive Officer

EXECUTIVE OFFICERS (OTHER THAN DIRECTORS):

Name and Principal Business Address	Positions and Offices
CHRISTOPHER AGBE DAVIES (1)	Vice President, Associate General Counsel, & Interim Corporate Secretary
VIVEK AGRAWAL(1)	Executive Vice President and Chief Growth Officer
KAMAL BHATIA(1)	President and Chief Executive Officer - Principal Asset Management
J. SCOTT BOYD(1)	Senior Vice President - Retirement Distribution
WEE YEE (THOMAS) CHEONG(3)	President, Asia Pacific & Middle East
LISA M. COULSON(1)	Senior Vice President and Chief Human Resources Officer
GEORGE DJURASOVIC (1)	Interim General Counsel
NOREEN M. FIERRO(1)	Senior Vice President and Enterprise Chief Ethics and Compliance Officer
AMY C. FRIEDRICH(1)	President - Benefits and Protection
TERESA M. HASSARA(1)	Senior Vice President - WSRS
KARA M. HOOGENSEN(1)	Senior Vice President, Benefits and Protection - Head of Workplace Benefits
KATHLEEN B. KAY(1)	Executive Vice President and Chief Information Officer & PGS
CHRISTOPHER J. LITTLEFIELD(1)	President - Retirement and Income Solutions
KENNETH A. MCCULLUM(1)	Executive Vice President - Chief Risk Officer and General Account
CHRISTOPHER D. PAYNE(1)	Senior Vice President, Government Relations
JOEL M. PITZ(1)	Executive Vice President and Chief Financial Officer
SRINIVAS D. REDDY(1)	Senior Vice President - Retirement and Income Solutions
NATHAN P. SCHELHAAS(1)	Senior Vice President, Benefits and Protection - Head of Business Owner Segment
PABLO SPRENGER(2)	Executive Vice President, Principal Latin America
BETHANY A. WOOD(1)	Executive Vice President and Chief Marketing Officer

(1) 711 High Street
Des Moines, IA 50392

(2) Av Apoquindo 3600
Piso 10
Santiago, Chile

(3) 29/F, Sun Hung Kai Centre
30 Harbour Road
Hong Kong SAR China

Item 29. Persons Controlled by or Under Common Control with the Insurance Company or the Registered Separate Account

The Registrant, Principal Life Insurance Company, Separate Account B is a separate account of Principal Life Insurance Company (the "Depositor") and is operated as a unit investment trust. The Registrant supports benefits payable under Depositor's variable annuity contracts by investing assets allocated to various investment options in shares of Principal Variable Contracts Funds, Inc. and other mutual funds registered under the Investment Company Act of 1940 as open-end management investment companies of the "series" type. No person is directly or indirectly controlled by the Registrant.

The Depositor is wholly-owned by Principal Financial Services, Inc. Principal Financial Services, Inc. (an Iowa corporation) an intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code. In turn, Principal Financial Services, Inc. is a wholly-owned subsidiary of Principal Financial Group, Inc., a publicly traded company that filed consolidated financial statements with the SEC. A list of persons directly or indirectly controlled by or under common control with Depositor as of December 31, 2025 appears below:
None of the companies listed in such organization chart is a subsidiary of the Registrant; therefore, only the separate financial statements of Registrant and the consolidated financial statements of Depositor are being filed with this Registration Statement.

Principal Life Insurance Company - Organizational Structure
(December 31, 2025)

	Organized in	% Owned
PRINCIPAL FINANCIAL GROUP, INC.	Delaware	Publicly Held
→ Principal Financial Services, Inc.*#	Iowa	100
→ CCB Pension Management, Co. Ltd.	China	17.64
→ PFG DO Brasil LTDA*#	Brazil	100
→ Brasilprev Seguros E Previdencia S.A.*	Brazil	50
→ Principal Global Investors Participacoes, LTDA*#	Brazil	100
→ Claritas Investments LTD*#	Cayman Islands	100
→ Claritas Administracao de Recursos LTDA*#	Brazil	100
→ PFG Do Brasil 2 Participacoes LTDA*#	Brazil	100
→ Ciclic Corretora de Seguros S.A.*#	Brazil	50.01
→ Principal International, LLC.*#	Iowa	100
→ Principal International (Asia) Limited*#	Hong Kong	100
→ Principal Asia Pacific Investment Consulting (Beijing) Limited*#	China	100
→ Principal International (South Asia) SDN, BHD*#	Malaysia	100
→ Principal Nominee Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Company (Asia) Limited*#	Hong Kong	100
→ Principal Trust Company (Hong Kong) Limited*	Hong Kong	100
→ Principal Insurance Company (Hong Kong) Limited*#	Hong Kong	100
→ Principal Asset Management Berhad*	Malaysia	60
→ CIMB Wealth Advisors Berhad*	Malaysia	100
→ PT Principal Asset Management	Indonesia	100
→ Principal Asset Management (S) PTE LTD*#	Singapore	100
→ Principal Asset Management Company Limited*	Thailand	100
→ PT Principal International Indonesia*	Indonesia	100
→ Principal Trust Company (Asia) Limited*#	Hong Kong	100
→ Principal Investment & Retirement Services Limited*#	Hong Kong	100
→ Principal Consulting (India) Private Limited*#	India	100
→ Principal Bermuda Holding, LLC	Delaware	100
→ Principal Financial Services (Bermuda) Ltd.	Bermuda	100
→ Principal Global Investors Holding Company, LLC*#	Delaware	100
→ Principal Global Financial Services (Europe) II LTD*#	United Kingdom	100
→ Principal Global Investors (Europe) Limited*	Wales/United Kingdom	100
→ Principal Global Investors (Switzerland) GMBH*	Switzerland	100
→ Principal Global Investors (Ireland) Limited*#	Ireland	100
→ PGI Origin Holding Company LTD*#<	Wales/United Kingdom	100
→ Origin Asset Management LLP*#<	Wales/United Kingdom	94.14
→ Principal Corporate Secretarial Services Limited	Wales/United Kingdom	100
→ Principal Real Estate Europe Limited	Wales/United Kingdom	100
→ Principal Real Estate Limited	Wales/United Kingdom	100
→ Principal Real Estate B.V.	Netherlands	100

→ Principal Real Estate GmbH	Germany	100
→ PD Frankfurt GmbH mbH	Germany	94.9
→ Principal Real Estate S.á.r.l.	Luxembourg	100
→ Principal Real Estate SAS	France	100
→ Principal Real Estate S.L.U.	Spain	100
→ Principal Real Estate Spezialfondsgesellschaft mbH	Germany	94.9
→ Principal Global Investors (Singapore) Limited*#	Singapore	100
→ Principal Real Asset Investments Private Fund Management (Beijing) Co., Ltd.	China	50
→ Principal Private Fund Management (Shanghai) Co., Ltd.	China	100
→ Principal Global Investors (Hong Kong) Limited*#	Hong Kong	100
→ Principal Global Investors Holding Company (US), LLC*#	Delaware	100
→ Spectrum Asset Management, Inc.*#<	Connecticut	100
→ SAMI Brokerage LLC	Connecticut	100
→ Post Advisory Group, LLC*#<	Delaware	74.64
→ Principal Commercial Funding, LLC*#<	Delaware	100
→ Principal Global Investors, LLC*#<	Delaware	100
→ Principal Real Estate Investors, LLC*#	Delaware	100
→ Principal Global Investors Trust Company*#	Oregon	100
→ Principal Shareholder Services, Inc.*#	Washington	100
→ Principal Funds Distributor, Inc.*#	Washington	100
→ Principal Islamic Asset Management SDN. BHD*#	Malaysia	60
→ Principal Financial Group (Mauritius) LTD*#	Mauritius	100
→ Principal Life Insurance Company+#	Iowa	100
→ Principal Reinsurance Company of Delaware*#<	Delaware	100
→ Principal Reinsurance Company of Delaware II*#<	Delaware	100
→ Principal Real Estate Holding Company, LLC*#<	Delaware	100
→ GAVI PREHC HC, LLC*#<	Delaware	100
→ Principal Development Investors, LLC*#<	Delaware	100
→ Principal Real Estate Fund Investors, LLC*#<	Delaware	100
→ Principal Holding Company, LLC*#<	Iowa	100
→ Petula Associates, LLC*<	Iowa	100
→ Principal Real Estate Portfolio, Inc.*#<	Delaware	100
→ GAVI PREPI HC, LLC*#<	Delaware	100
→ Petula Prolix Development Company, LLC*#<	Iowa	100
→ Principal Commercial Acceptance, LLC*#<	Delaware	100
→ Principal Generation Plant, LLC*#<	Delaware	100
→ Principal Bank*#<	Iowa	100
→ Principal Advised Services, LLC	Delaware	100
→ Principal Workplace Ventures, LLC	Delaware	100
→ Equity FC, LTD*#<	Iowa	100
→ Principal Dental Services, Inc.*#<	Arizona	100
→ Employers Dental Services, Inc.*#<	Arizona	100
→ First Dental Health*#<	California	100
→ Delaware Charter Guarantee & Trust Company*#<	Delaware	100
→ Preferred Product Network, Inc.*#<	Delaware	100
→ Principal Reinsurance Company of Vermont*#	Vermont	100
→ Principal Reinsurance Company of Vermont II*#<	Vermont	100
→ Principal International Holding Company, LLC*#	Delaware	100
→ Principal Global Services Private Limited*#	India	100
→ Principal Global Services (Philippines) LLC	Philippines	100
→ CCB Principal Asset Management Company, LTD*	China	25
→ Principal Financial Services I (US), LLC*#	Delaware	100
→ Principal Financial Services II (US), LLC*#	Delaware	100
→ Principal Financial Services I (UK) LLP *#	Wales/United Kingdom	100
→ Principal Financial Services V (UK) LTD.*#	United Kingdom	100
→ Principal Financial Services II (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services III (UK) LTD.*#	Wales/United Kingdom	100
→ Principal Financial Services Asia (UK) LTD*#	United Kingdom	100
→ Principal Global Investors Asia (UK) Ltd	United Kingdom	100
→ Principal Global Investors (Australia) Service Company Pty Limited*#	Australia	100
→ Principal Investor Management (DIFC) Limited	UAE	100
→ Principal Global Investors (Australia) Limited*#	Australia	100

→ Principal Global Investors (Japan) Limited*#	Japan	100
→ Principal Financial Services VI (UK) LTD*#	United Kingdom	100
→ Principal Global Financial Services (Europe) LTD*#	United Kingdom	100
→ Principal Financial Services Latin America LTD.*#	Wales/United Kingdom	100
→ Principal International Latin America LTD.*#	United Kingdom	100
→ Principal International Mexico, LLC*#	Delaware	100
→ Principal Mexico Servicios, S.A. de C.V.*#	Mexico	100
→ Principal Innovación, S.A. de C.V.	Mexico	100
→ Principal Financial Group, S.A. de C. V. Grupo Financiero*#	Mexico	100
→ Principal Afore, S. A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal Fondos de Inversión S.A. de C.V., Operadora de Fondos de Inversion, Principal Grupo Financiero*#	Mexico	100
→ Principal Seguros, S.A. de C.V., Principal Grupo Financiero*#	Mexico	100
→ Principal International South America I LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD.*#	Wales/United Kingdom	100
→ Principal International South America II LTD., Agencia En Chile*#	Chile/United Kingdom	100
→ Principal International de Chile, S.A.*#	Chile	100
→ Principal Compania de Seguros de Vida Chile S.A.*#	Chile	100
→ Principal Administradora General de Fondos S.A.*#	Chile	100
→ Principal Ahorro e Inversiones S.A.*#	Chile	100
→ Principal Servicios Corporativos Chile LTDA*#	Chile	100
→ Principal Servicios de Administración S.A.*#	Chile	100
→ Principal Holding Company Chile S.A.*#	Chile	100
→ Principal Chile Limitada*#	Chile	100
→ Administradora de Fondos de Pensiones Cuprum S.A.*#	Chile	97
→ Inversiones Cuprum Internacional S.A.*#	Chile	100
→ Principal National Life Insurance Company+#	Iowa	100
→ Principal Securities, Inc.	Iowa	100
→ Diversified Dental Services, Inc.*#	Nevada	100
→ Principal Innovations, Inc.	Delaware	100
→ Business Owner Ecosystem, Inc.	Delaware	100
→ Principal Workforce, LLC	Delaware	100
→ Principal Financial Services (Asia) Pte Ltd	Singapore	100

+ Consolidated financial statements are filed with the SEC.
* Not required to file financial statements with the SEC.
# Included in the consolidated financial statements of Principal Financial Group, Inc. filed with the SEC.
= Separate Financial statements are filed with SEC.
< Included in the financial statements of Principal Life Insurance Company filed with the SEC.

Item 30. Indemnification

Sections 490.851 through 490.859 of the Iowa Business Corporation Act permit corporations to indemnify directors and officers where (A) all of the following apply: the director or officer (i) acted in good faith; (ii) reasonably believed that (a) in the case of conduct in the individual's official capacity, that the individual's conduct was in the best interests of the corporation or (b) in all other cases, that the individual's conduct was at least not opposed to the best interests of the corporation; and (iii) in the case of any criminal proceeding, the individual had no reasonable cause to believe the individual's conduct was unlawful; and (B) the individual engaged in conduct for which broader indemnification has been made permissible or obligatory under a provision of the corporation's articles of incorporation.
Unless ordered by a court pursuant to the Iowa Business Corporation Act, a corporation shall not indemnify a director or officer in either of the following circumstances: (A) in connection with a proceeding by or in the right of the corporation, except for reasonable expenses incurred in connection with the proceeding if it is determined that the director has met the relevant standard of conduct (above) or (B) in connection with any proceeding with respect to conduct for which the director was adjudged liable on the basis that the director receive a financial benefit to which he or she was not entitled, whether or not involving action in the director's official capacity.
Principal Life Insurance Company's By-Laws provide that it shall indemnify directors and officers against damages, awards, settlements and costs reasonably incurred or imposed in connection with any suit or proceeding to which such person is or may be made a party by reason of being a director or officer of the Company. Such rights of indemnification are in addition to any rights to indemnity to which the person may be entitled under Iowa law and are subject to any limitations imposed by the Board of Directors. The Board has provided that certain procedures must be followed for indemnification of officers, and that there is no indemnity of officers when there is a final adjudication of liability based upon acts which constitute gross negligence or willful misconduct.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriters

(a)    Other Activity

Principal Securities, Inc. acts as principal underwriter for variable annuity contracts issued by Principal Life Insurance Company Separate Account B, a registered unit investment trust, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account and Principal National Life Insurance Company Variable Life Separate Account, registered unit investment trusts. Principal Securities, Inc. also acts as principal underwriter for Principal Strategic Outcomes, an index-linked annuity contract, and Principal Strategic Income, an index-linked annuity contract, issued by Principal Life Insurance Company.

(b)    Management

(1) Name and Principal Business Address	(2) Positions and Offices with Principal Underwriter

Christopher Agbe-Davies	Vice President, Associate General Counsel and Assistant Secretary
Principal Financial Group(1)

Vivek Agrawal	Director
Principal Financial Group (1)

Chad Claire	Chief Information Officer
Principal Financial Group(1)

Tom Drogan	Chief Compliance Officer
Principal Financial Group(1)

Amy C. Friedrich	Director
Principal Financial Group(1)

William Froehlich	Vice President, Operations
Principal Financial Group(1)

Sarah Juteau	Counsel
Principal Financial Group(1)

Cody Lawler	Vice President, Head of Operations and Head of Supervision
Principal Financial Group(1)

Kenneth A. McCullum	Director
Principal Financial Group(1)

Michael F. Murray	Chairman, President and Chief Executive Officer
Principal Financial Group(1)

Doug Rants	Chief Information Security Officer
Principal Financial Group(1)

Dawn Roberts	Chief Financial Officer
Principal Financial Group(1)

Nathan P. Schelhaas	Director
Principal Financial Group(1)

Craig Spadafora	Senior Vice President
Principal Financial Group(1)

Dan VanWinkle	AML Officer
Principal Financial Group(1)

Dan L. Westholm	Assistant Vice President - Treasury
Principal Financial Group(1)

(1) 655 9th Street
Des Moines, IA 50309

(c)    Compensation from the Registrant

For the fiscal year ended December 31, 2025:
(1) Name of Principal Underwriter	(2) Net Underwriting Discounts & Commissions	(3) Compensation on Events Occasioning the Deduction of a Deferred Sales Load	(4) Brokerage Commissions	(5) Compensation
Principal Securities, Inc. (formerly Princor Financial Services Corporation)	$23,701,484	0	0	0

Item 31A. Information About Contracts with Index-Linked Options and Fixed Options Subject to a Contract Adjustment

N/A

Item 32. Location of Accounts and Records

All accounts, books or other documents of the Registered Separate Account are located at the offices of the Depositor, The Principal Financial Group, 711 High Street, Des Moines, Iowa 50392.

Item 33. Management Services

N/A

Item 34. Fee Representation and Undertakings

With regard to the variable options, Principal Life Insurance Company represents the fees and charges deducted under the Contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Principal Life Insurance Company Separate Account B certifies that it means all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Des Moines, and State of Iowa, on the 29th day of April 2026.

PRINCIPAL LIFE INSURANCE COMPANY
SEPARATE ACCOUNT B
(Registrant)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board Executive Committee Principal Life, President and Chief Executive Officer

PRINCIPAL LIFE INSURANCE COMPANY
(Depositor)

By :	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board Executive Committee Principal Life, President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this registration statement has been signed by the following persons in the capacities and on the date indicated.

Signature	Title	Date

/s/ D. D. Strable-Soethout	Director, Chair of the Board, Executive	April 29, 2026
D. D. Strable-Soethout	Committee Principal Life, President and Chief Executive Officer

/s/ K. L. Wilhelm	Vice President and Controller	April 29, 2026
K. L. Wilhelm	(Principal Accounting Officer)

/s/ J. M. Pitz	Executive Vice President and Chief Financial Officer	April 29, 2026
J. M. Pitz	(Principal Financial Officer)

/s/ J. S. Auerbach*	Director	April 29, 2026
J. S. Auerbach

/s/ M. E. Beams*	Director	April 29, 2026
M. E. Beams

/s/ J. Carter-Miller*	Director	April 29, 2026
J. Carter-Miller

/s/ R. C. Hochschild*	Director	April 29, 2026
R. C. Hochschild

/s/ S. M. Mills*	Director	April 29, 2026
S. M. Mills

/s/ H. E. Mitchell*	Director	April 29, 2026
H. E. Mitchell

/s/ C. Muruzabal*	Director	April 29, 2026
C. Muruzabal

/s/ D. C. Nordin*	Director	April 29, 2026
D. C. Nordin

/s/ B. C. Pickerell*	Director	April 29, 2026
B. C. Pickerell

/s/ C. S. Richer*	Director	April 29, 2026
C. S. Richer

/s/ A. Rivera*	Director	April 29, 2026
A. Rivera

*By	/s/ D. D. Strable-Soethout
D. D. Strable-Soethout
Director, Chair of the Board, President and Chief Executive Officer
Attorney-in-fact pursuant to Powers of Attorney filed previously